UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: December 31, 2000

                            LINCOLN NATIONAL CORPORATION

               (Exact name of registrant as specified in its charter)

                  Indiana                  1-6028              35-1140070

          (State of Incorporation) (Commission File Number (I.R.S. Employer
                                                            Identification No.)

             1500 Market Street, Suite 3900, Centre Square West Tower,
                               Philadelphia, PA  19102

                      (Address of principal executive offices)

                     Registrant's telephone number 219-448-1400

Item 9

Financial Report for the year ended December 31, 2000.



Lincoln Financial Group
Reporting Changes
2001

Below are the reporting changes that have resulted from the changes to the segment reporting structure of Lincoln National Corporation and changes in the inter-segment investment management asset management fees. All noted changes have been reflected in the restated Statistical Report for the quarter and year ended December 31, 2000. A reconciliation of the changes by segment is located on pages 33 and 34 of the Statistical Report. The segments have been restated for the years 1995-2000.

1. The management of the First Penn-Annuities line of business has been moved to the Annuities segment from the Life Insurance segment.

2. The wholesale distribution operation ("Lincoln Financial
Distributors") is now reported in Other Operations. Previously this distribution system was reported as part of the Life Insurance and Investment Management segments.

3. Prior to 2001, the general account assets and certain separate account assets of LFG managed by Lincoln Investment Management, now known as Delaware Lincoln Investment Advisers ("DLIA"), for LNC's U.S. based insurance operations was generally priced on an "at cost" basis. Effective January 1, 2001, substantially all of these internal investment management services will be priced on an arms-length "profit" basis. The results of DLIA are included in the Investment Management segement. The following segments are affected by this change:
Annuities, Life Insurance, Reinsurance, Investment Management and Other Operations. The fee revenue is reported on the "Investment Advisory Fees" line for the Investment Management Segment and the corresponding expense is reported on the "Net Investment Income" line for the other business segments.






Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

                                                        For the Quarter Ended December 31         For the Year Ended December 31
                                                      -----------------------------------------------------------------------------
                                                        2000      1999                           2000      1999
                                                      Amount    Amount    Change  % Change     Amount    Amount    Change  % Change
                                                      -------------------------------------    ------------------------------------
Income from Operations
  Annuities                                             86.4      73.7      12.7     17.2%      362.0     299.4      62.6     20.9%
  Life Insurance                                        70.6      57.0      13.6     23.9%      259.9     212.0      47.9     22.6%
  Reinsurance                                           36.5     (19.5)     56.0                122.4      40.6      81.8    201.5%
  Investment Management                                  8.7      16.5      (7.8)   (47.3%)      44.1      61.0     (16.9)   (27.7%)
  Lincoln UK                                            15.5     (67.1)     82.6                 61.0     (13.9)     74.9
  Corporate & Other                                    (33.0)    (24.0)     (9.0)              (130.4)   (123.7)     (6.7)
                                                      ------   -------   -------   -------    -------   -------   -------    ------
       Total Income from Operations                    184.7      36.6     148.1    404.6%      719.1     475.5     243.6     51.2%

  Realized Gain on Investments                           1.2       1.6      (0.4)               (17.5)      3.8     (21.3)
  Restructuring Charges                                (37.0)     (3.6)    (33.4)               (80.2)    (18.9)    (61.3)
                                                      ------   -------   -------   -------    -------   -------   -------    ------
      Net Income                                       148.9      34.6     114.3    330.3%      621.4     460.4     161.0     35.0%
                                                      ------   -------   -------   -------    -------   -------   -------    ------
Earnings per share (diluted)
Income from Operations                                 $0.94     $0.19     $0.75    394.7%      $3.69     $2.37     $1.32     55.7%
Realized Gain (loss) on Investments                    $0.01     $0.01     $0.00               ($0.09)    $0.02    ($0.11)
Restructuring Charges                                 ($0.19)   ($0.02)   ($0.17)              ($0.41)   ($0.09)   ($0.32)
                                                      ------   -------   -------   -------    -------   -------   -------    ------
      Net Income                                       $0.76     $0.18     $0.58    322.2%      $3.19     $2.30     $0.89     38.7%
                                                      ------   -------   -------   -------    -------   -------   -------    ------
--------------------------------------------------------------------------------------------    -----------------------------------
Inc. from Oper.- Before Goodwill Amort.
  Annuities                                             86.7      74.2      12.5     16.8%      361.4     301.5      59.9     19.9%
  Life Insurance                                        76.5      63.0      13.5     21.4%      283.6     235.4      48.2     20.5%
  Reinsurance                                           37.0     (19.0)     56.0                124.1      40.9      83.2    203.4%
  Investment Management                                 12.7      20.6      (7.9)   (38.3%)      60.3      77.2     (16.9)   (21.9%)
  Lincoln UK                                            15.7     (63.8)     79.5                 65.1      (6.9)     72.0
  Corporate & Other                                    (33.0)    (23.8)     (9.2)    38.7%     (130.4)   (123.5)     (6.9)     5.6%
                                                      ------   -------   -------   -------    -------   -------   -------    ------
       Total                                           195.6      51.2     144.4    282.0%      764.1     524.6     239.5     45.7%
                                                      ------   -------   -------   -------    -------   -------   -------    ------
Earnings per share (diluted)
    Inc. from Oper.- Before Goodwill Amort.            $1.00     $0.26     $0.74    284.6%      $3.92     $2.62     $1.30     49.6%
--------------------------------------------------------------------------------------------    -----------------------------------

Operating Revenue
  Annuities                                            518.1     543.7     (25.6)    (4.7%)    2138.9    2128.0      10.9      0.5%
  Life Insurance                                       488.0     469.6      18.3      3.9%     1836.4    1762.6      73.8      4.2%
  Reinsurance                                          461.0     575.0    (114.0)   (19.8%)    1769.4    1823.6     (54.2)    (3.0%)
  Investment Management                                118.3     124.5      (6.1)    (4.9%)     486.3     489.4      (3.1)    (0.6%)
  Lincoln UK                                           100.6     102.4      (1.8)    (1.8%)     435.0     443.6      (8.6)    (1.9%)
  Corporate & Other                                     87.6      (7.0)     94.5                213.8     153.6      60.2
                                                      ------   -------   -------   -------    -------   -------   -------    ------
       Total Operating Revenue                        1773.5    1808.2     (34.7)    (1.9%)    6879.8    6800.7      79.1      1.2%
                                                      ------   -------   -------   -------    -------   -------   -------    ------
--------------------------------------------------------------------------------------------    ------------------------------------

Revenue (Including Investment Gains/Losses)
  Annuities                                            522.3     538.0     (15.6)    (2.9%)    2133.7    2115.8      17.8      0.8%
  Life Insurance                                       479.9     473.1       6.8      1.4%     1819.0    1760.4      58.6      3.3%
  Reinsurance                                          463.2     578.7    (115.5)   (20.0%)    1768.5    1829.4     (60.9)    (3.3%)
  Investment Management                                118.1     125.1      (7.0)    (5.6%)     482.4     489.3      (6.9)    (1.4%)
  Lincoln UK                                           104.3     103.8       0.5      0.5%      438.2     446.6      (8.4)    (1.9%)
  Corporate & Other                                     85.7     (10.7)     96.4                209.7     162.2      47.5
                                                      ------   -------   -------   -------    -------   -------   -------    ------
       Total Revenue                                  1773.5    1807.9     (34.4)    (1.9%)    6851.5    6803.7      47.8      0.7%
                                                      ------   -------   -------   -------    -------   -------   -------    ------
--------------------------------------------------------------------------------------------    -----------------------------------
Operational Data by Segment: (Billions)

Annuities Segment
  Annuity Gross Deposits                               1.328     1.375    (0.047)    (3.4%)     5.239     5.116     0.123      2.4%
  Annuity Net Cash Flows                              (0.681)   (0.490)   (0.191)              (2.874)   (1.165)   (1.709)
  Annuity Account Values                              54.869    58.284    (3.415)    (5.9%)    54.869    58.284    (3.415)    (5.9%)

Life Insurance Segment
  Life Insurance First Year Premium                    0.218     0.188     0.030     16.0%      0.649     0.556     0.093     16.7%
  Life Insurance In-force                            216.002   194.988    21.014     10.8%    216.002   194.988    21.014     10.8%
  Life Insurance Account Values                       10.847    10.217     0.630      6.2%     10.847    10.217     0.630      6.2%

Reinsurance Segment
  Individual Life In-force Sales                        35.2      49.6     (14.4)   (29.0%)     139.5     116.8      22.7     19.4%
  Reinsurance Life In-force                            436.7     340.8      95.9     28.1%      436.7     340.8      95.9     28.1%

Investment Management Segment
  Retail Deposits                                      1.255     1.075     0.180     16.7%      4.760     4.264     0.496     11.6%
  Retail Net Cash Flows                                0.058    (0.410)    0.468               (1.517)   (2.209)    0.692
  Institutional In-flows                               0.885     1.354    (0.469)   (34.6%)     3.501     7.249    (3.748)   (51.7%)
  Institutional Net Cash Flows                        (1.043)   (1.480)    0.437               (5.694)   (2.240)   (3.454)
  Assets Under Management                             52.895    61.374    (8.479)   (13.8%)    52.895    61.374    (8.479)   (13.8%)
  Assets Under Management - Insurance Assets          35.686    35.934    (0.248)    (0.7%)    35.686    35.934    (0.248)    (0.7%)
  Assets Under Management - Total Segment             88.581    97.308    (8.727)    (9.0%)    88.581    97.308    (8.727)    (9.0%)

Consolidated
Consolidated Retail Deposits                           3.138     3.014     0.124      4.1%     11.981    11.115     0.866      7.8%
Consolidated Retail Account Balances                  91.899    97.161    (5.262)    (5.4%)    91.899    97.161    (5.262)    (5.4%)

Total Assets Under Management                        131.273   140.443    (9.170)    (6.5%)   131.273   140.443    (9.170)    (6.5%)








Financial Highlights
Unaudited [Amounts in Millions, except Per Share]

                                                 For the Quarter Ended December 31        For the Year Ended December 31
                                             ---------------------------------------  ---------------------------------------
                                                  2000      1999                           2000      1999
                                                Amount    Amount    Change  % Change     Amount    Amount    Change  % Change
                                                ------   -------   -------   -------    -------   -------   -------   -------
Consolidated Operational Data: (Billions)

Balance Sheet Assets - End of Period           99844.1  103095.7   (3251.6)    (3.2%)   99844.1  103095.7   (3251.6)    (3.2%)

Shareholders' Equity
  Beg of Period (Securities at Market)          4538.6    4662.2    (123.6)              4263.9    5387.9   (1124.1)
  End of Period (Securities at Market)          4954.1    4263.9     690.2               4954.1    4263.9     690.2
  End of Period (Securities at Cost)            4942.0    4729.6     212.4               4942.0    4729.6     212.4
  Average Equity (Securities at Cost)           4915.7    4774.2     141.5               4831.9    4818.7      13.2

Return on Equity
  Inc from Operations/Average Equity             15.0%      3.1%     12.0%                14.9%      9.9%      5.0%
  Net Income/Average Equity                      12.1%      2.9%      9.2%                12.9%      9.6%      3.3%
  Adj Net Income/Adj Average Equity                                                       15.8%     11.8%      4.0%

Return on Capital
  Inc from Operations/Average Capital            12.4%      3.6%      8.8%                12.1%      8.5%      3.6%

Common Stock Outstanding
  Average for the Period - Diluted               195.6     197.1      (1.5)    (0.8%)     194.9     200.4      (5.5)    (2.7%)
  End of Period - Assuming Conv of Pref.         191.2     196.0      (4.8)    (2.4%)     191.2     196.0      (4.8)    (2.4%)
  End of Period - Diluted                        195.2     197.0      (1.8)    (0.9%)     195.2     197.0      (1.8)    (0.9%)

Book Value (Securities at Market)               $25.92    $21.76      4.16     19.1%     $25.92    $21.76      4.16     19.1%
Book Value (Securities at Cost)                 $25.85    $24.14      1.71      7.1%     $25.85    $24.14      1.71      7.1%

Cash Returned to Shareholders
  Share Repurchase - dollar amount                51.7      14.2      37.5                210.0     377.7    (167.7)
  Dividends Declared  to Shareholders             58.5      56.7       1.8                224.4     219.5       4.9
                                                ------   -------   -------   -------    -------   -------   -------   -------
    Total Cash Returned to Shareholders          110.2      70.9      39.3                434.4     597.2    (162.8)
                                                ======   =======   =======   =======    =======   =======   =======   =======
  Share Repurchase - number of shares            1.114     0.366     0.748                6.223     7.675    (1.452)

  Dividend Declared on Common Stock -
   per share                                    $0.305    $0.290    $0.015      5.2%     $1.175    $1.115    $0.060      5.4%

-----------------------------------------------------------------------------------------------------------------------------
Income from Operations-Excluding
    Special Charges in 1999
  Annuities                                       86.4      73.7      12.7     17.2%      362.0     299.4      62.6     20.9%
  Life Insurance                                  70.6      57.0      13.6     23.9%      259.9     212.0      47.9     22.6%
  Reinsurance                                     36.5      20.9      15.6     74.6%      122.4     106.0      16.4     15.5%
  Investment Management                            8.7      16.5      (7.8)   (47.3%)      44.1      61.0     (16.9)   (27.7%)
  Lincoln UK                                      15.5      16.9      (1.4)    (8.3%)      61.0      70.1      (9.1)   (13.0%)
  Corporate & Other                              (33.0)    (24.0)     (9.0)    37.5%     (130.4)   (123.7)     (6.7)     5.4%
                                                ------   -------   -------   -------    -------   -------   -------   -------
       Total Income from Operations              184.7     161.0      23.7     14.7%      719.1     624.9      94.2     15.1%
                                                ------   -------   -------   -------    -------   -------   -------   -------
Net Income-Excluding
    Special Charges in 1999                      148.9     159.0     (10.1)    (6.4%)     621.4     609.8      11.6      1.9%
                                                ======   =======   =======   =======    =======   =======   =======   =======

Earnings per share (diluted)-Excluding
    Special Charges in 1999
Income from Operations                           $0.94     $0.82     $0.12     14.6%      $3.69     $3.12     $0.57     18.3%
Realized Gain (loss) on Investments              $0.01     $0.01     $0.00               ($0.09)    $0.02    ($0.11)
Restructuring Charges                           ($0.19)   ($0.02)   ($0.17)              ($0.41)   ($0.09)   ($0.32)
                                                ------   -------   -------   -------    -------   -------   -------   -------
      Net Income                                 $0.76     $0.81    ($0.05)    (6.2%)     $3.19     $3.05     $0.14      4.6%
                                                ======   =======   =======   =======    =======   =======   =======   =======






Financial Highlights
Unaudited [Amounts in Millions]


                                     For the Quarter Ended December 31              For the Year Ended December 31
                                 --------------------------------------         ---------------------------------------
                                    2000      1999                                 2000      1999
                                  Amount    Amount    Change  % Change           Amount    Amount    Change   % Change
                                  ------   -------   -------   -------          -------   -------   -------    -------
Consolidated Condensed
Statements of Income
Revenue:
  Insurance Premiums and Fees      902.6     981.0     (78.4)    (8.0%)         3,474.6   3,419.1      55.4       1.6%
  Investment Advisory Fees          53.6      54.1      (0.5)    (1.0%)           213.1     223.8     (10.7)     (4.8%)
  Net Investment Income            672.1     700.1     (28.0)    (4.0%)         2,747.1   2,807.5     (60.4)     (2.2%)
  Realized Gain on Investments       0.0      (0.3)      0.4                      (28.3)      3.0     (31.2)
  Other                            145.1      73.0      72.1     98.8%            445.1     350.3      94.8      27.1%
                                  ------   -------   -------   -------          -------   -------   -------    -------
    Total Revenue                1,773.5   1,807.9     (34.4)    (1.9%)         6,851.5   6,803.7      47.8       0.7%
Benefits and Expenses:
  Benefits                         920.7   1,142.0    (221.3)   (19.4%)         3,557.2   3,805.0    (247.9)     (6.5%)
  Underwriting, Acquisition,
   Insurance and Other Expenses    664.5     685.3     (20.8)    (3.0%)         2,458.1   2,428.7      29.3       1.2%
                                  ------   -------   -------   -------          -------   -------   -------    -------
    Total Benefits and Expenses  1,585.2   1,827.3    (242.1)   (13.2%)         6,015.2   6,233.7    (218.5)     (3.5%)
                                  ------   -------   -------   -------          -------   -------   -------    -------
    Net Income
      before Federal Taxes         188.3     (19.4)    207.7                      836.3     570.0     266.3      46.7%
Federal Income Taxes                39.4     (54.0)     93.4                      214.9     109.6     105.3      96.1%
                                  ------   -------   -------   -------          -------   -------   -------    -------
    Net Income                     148.9      34.6     114.3    330.2%            621.4     460.4     161.0      35.0%
                                  ======   =======   =======   =======          =======   =======   =======    =======

----------------------------------------------------------------------------------------------------------------------
Net Income Before Tax
By Segment
  Annuities                        106.6      91.4      15.2                      438.0     368.7      69.3
  Life Insurance                   101.5      93.2       8.3                      392.7     332.2      60.5
  Reinsurance                       56.3     (29.5)     85.8                      176.9      60.6     116.3
  Investment Management              9.9      30.7     (20.8)                      58.2      82.5     (24.3)
  Lincoln UK                       (30.8)   (172.7)    141.9                      (23.8)   (100.1)     76.3
  Corporate and Other              (55.1)    (32.5)    (22.6)                    (205.7)   (173.9)    (31.8)
                                  ------   -------   -------                    -------   -------   -------
    Net Income before Tax          188.3     (19.4)    207.7                      836.3     570.0     266.3

----------------------------------------------------------------------------------------------------------------------
Pre-Tax Realized Gains
by Segment
  Annuities                          4.2      (5.8)     10.0                       (5.2)    (12.1)      6.9
  Life Insurance                    (8.1)      3.4     (11.5)                     (17.4)     (2.2)    (15.2)
  Reinsurance                        2.2       3.7      (1.5)                      (1.0)      5.7      (6.7)
  Investment Management             (0.3)      0.6      (0.9)                      (3.9)     (0.1)     (3.8)
  Lincoln UK                         3.8       1.4       2.4                        3.2       3.0       0.2
  Corporate and Other               (1.8)     (3.7)      1.9                       (4.0)      8.6     (12.6)
                                  ------   -------   -------                    -------   -------   -------
   Pre-Tax Realized Gains
on Investments                        --      (0.3)      0.3                      (28.3)      3.0     (31.3)

After-Tax Realized Gains
by Segment
  Annuities                          2.8      (3.7)      6.5                       (3.4)     (7.9)      4.5
  Life Insurance                    (5.2)      2.8      (8.0)                     (10.7)     (0.5)    (10.2)
  Reinsurance                        1.4       2.4      (1.0)                      (0.7)      3.7      (4.4)
  Investment Management             (0.2)      0.4      (0.6)                      (2.5)     (0.1)     (2.4)
  Lincoln UK                         2.6       1.0       1.6                        2.3       2.1       0.2
  Corporate and Other               (0.2)     (1.2)      1.0                       (2.5)      6.4      (8.9)
                                  ------   -------   -------                    -------   -------   -------
   After-Tax Realized Gains
on Investments                       1.2       1.6      (0.4)                     (17.5)      3.8     (21.3)






Financial Highlights
Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]


                                                        For the Quarter Ended December 31
                                                   ------------------------------------------
                                                        2000       1999
                                                      Amount     Amount    Change    % Change
                                                    --------  --------- ---------   ---------
Consolidated Condensed Balance Sheets
Assets
Investments:
  Securities Available for Sale:
    Fixed Maturities                                27,449.8   27,688.6    (238.8)      (0.9%)
    Equities                                           549.7      604.0     (54.2)      (9.0%)
  Mortgage Loans on Real Estate                      4,663.0    4,735.4     (72.4)      (1.5%)
  Real Estate                                          282.0      256.2      25.8       10.1%
  Policy Loans                                       1,960.9    1,892.4      68.5        3.6%
  Other Long-Term Investments                          463.3      401.8      61.4       15.3%
                                                    --------  --------- ---------   ---------
    Total Investments                               35,368.6   35,578.4    (209.7)      (0.6%)
Other Assets:
  Assets Held in Separate Accounts                  50,579.9   53,654.2  (3,074.3)      (5.7%)
  Other Assets                                      13,895.5   13,863.1      32.4        0.2%
                                                    --------  --------- ---------   ---------
    Total Assets                                    99,844.1  103,095.7  (3,251.7)      (3.2%)
                                                    ========  ========= =========   =========

Liabilities and Shareholders' Equity
Liabilities:
  Insurance and Investment Contract Liabilities     40,105.2   41,153.5  (1,048.4)      (2.5%)
  Liabilities Related to Separate Accounts          50,579.9   53,654.2  (3,074.3)      (5.7%)
  Other Liabilities                                  4,204.9    4,024.1     180.8        4.5%
                                                    --------  --------- ---------   ---------
    Total Liabilities                               94,890.0   98,831.9  (3,941.9)      (4.0%)
Shareholders' Equity:
  Net Unrealized Gains on Securities                    12.0     (465.7)    477.7     (102.6%)
  Other Shareholders' Equity                         4,942.0    4,699.6     242.5        5.2%
                                                    --------  --------- ---------   ---------
    Total Shareholders' Equity                       4,954.1    4,233.9     720.2       17.0%
                                                    --------  --------- ---------   ---------
    Total Liabilities and Shareholders' Equity      99,844.1  103,065.7  (3,221.7)      (3.1%)
                                                    ========  ========= =========   =========

                                                               As of December 31
                                                   -------------------------------------------
($ billions)                                           2000        1999
                                                     Amount      Amount    Change    % Change
                                                    --------  --------- ---------   ---------
Retail Account Balances:
Annuities Segment - Fixed Annuities                  15.442      16.791    (1.349)      (8.0%)
Annuities Segment - Variable Annuities               39.427      41.493    (2.066)      (5.0%)
Annuities Segment - Life Insurance                    0.160       0.155     0.005        3.4%
Life Insurance Segment - Life Insurance              10.847      10.217     0.630        6.2%
Investment Management - Annuities                    13.494      15.526    (2.032)     (13.1%)
Investment Management - Mutual Funds                 12.805      13.632    (0.827)      (6.1%)
Investment Management - Wrap Fee & Other              1.375       1.649    (0.274)     (16.6%)
Lincoln UK                                            6.441       7.220    (0.779)     (10.8%)
Consolidating Adjustments                            (8.092)     (9.523)    1.430      (15.0%)
                                                    --------  --------- ---------   ---------
   Total Account Values                              91.899      97.161    (5.262)      (5.4%)
                                                    ========  ========= =========   =========
Assets Managed by Advisor:
Investment Management Segment                        52.895      61.374    (8.479)     (13.8%)
Lincoln Investment Mgmt-Corporate                    35.686      35.934    (0.247)      (0.7%)
Lincoln UK                                            7.873       8.589    (0.716)      (8.3%)
Policy Loans (within business units)                  1.961       1.892     0.069        3.6%
Non-LNC Affiliates                                   32.857      32.654     0.203        0.6%
                                                    --------  --------- ---------   ---------
   Total Assets Managed                             131.273     140.443    (9.170)      (6.5%)
                                                    ========  ========= =========   =========







Eleven-Year Summary
Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended December 31                                  2000       1999       1998       1997       1996       1995
                                                            --------  ---------  ---------  ---------  ---------  ---------
Revenue
  Annuities                                                   2133.7     2115.8     2068.1     2023.0     1805.0     1877.1
  Life Insurance                                              1819.0     1760.4     1378.5      544.8      549.2      514.9
  Reinsurance                                                 1768.5     1829.4     1576.5     1386.9     1561.8     1417.4
  Investment Management                                        482.4      489.3      485.1      453.8      406.3      288.0
  Lincoln UK                                                   438.2      446.6      439.7      427.3      393.2      351.5
  Employee Life - Health Benefits
  Corporate & Other                                            209.7      162.2      139.1       62.8       18.1      137.5
                                                            --------  ---------  ---------  ---------  ---------  ---------
       Total Revenue                                          6851.5     6803.7     6087.1     4898.5     4733.6     4586.5
                                                            ========  =========  =========  =========  =========  =========
Income from Operations*
  Annuities                                                    362.0      299.4      262.4      223.0      174.6      175.2
  Life Insurance                                               259.9      212.0      149.2       39.9       41.2       35.4
  Reinsurance                                                  122.4       40.6      104.9     (150.1)      74.8      (70.5)
  Investment Management                                         44.1       61.0       43.9       18.1       18.6       20.6
  Lincoln UK                                                    61.0      (13.9)      70.9     (108.3)      66.0       45.9
  Employee Life - Health Benefits
  Corporate & Other                                           (130.4)    (123.7)    (100.9)     (73.2)     (76.5)     (65.7)
                                                            --------  ---------  ---------  ---------  ---------  ---------
       Total Income from Cont Oper                             719.1      475.5      530.4      (50.6)     298.8      140.8
  Discontinued Operations                                                                       110.1      135.3      165.6
                                                            --------  ---------  ---------  ---------  ---------  ---------
       Income from Operations                                  719.1      475.5      530.4       59.4      434.1      306.5
                                                            ========  =========  =========  =========  =========  =========
Net Income
  Annuities                                                    358.6      291.5      273.8      263.3      204.3      248.8
  Life Insurance                                               249.3      211.5      127.5       39.1       51.8       40.6
  Reinsurance                                                  122.4       41.1      102.3     (133.8)      86.8      (59.6)
  Investment Management                                         37.0       51.6       44.4       25.1       25.0       27.4
  Lincoln UK                                                   (13.2)     (18.2)      71.7     (106.8)      66.0       45.7
  Employee Life - Health Benefits
  Corporate & Other                                           (132.6)    (117.2)    (109.9)     (64.6)     (77.5)      (1.4)
                                                            --------  ---------  ---------  ---------  ---------  ---------
       Total Net Inc from Cont Oper                            621.4      460.4      509.8       22.2      356.4      301.4
  Discontinued Operations                                                                       911.8      157.2      180.8
                                                            --------  ---------  ---------  ---------  ---------  ---------
       Total Net Income                                        621.4      460.4      509.8      934.0      513.6      482.2
                                                            ========  =========  =========  =========  =========  =========
OTHER DATA

 Assets                                                      99844.1   103095.7    93836.3    77174.7    71713.4    63257.7

Shareholders' Equity:
 Securities at Market                                         4954.1     4263.9     5387.9     4982.9     4470.0     4378.1
 Securities at Cost                                           4942.0     4729.6     4835.6     4546.9     4057.1     3679.9
 Average Equity (Securities at Cost)                          4831.9     4818.7     4685.6     4214.1     3866.0     3550.5

Common Shares Outstanding:  (millions)
 End of Period - Diluted                                       195.2      197.0      203.4      204.7      209.5      210.3
 Average for the Period - Diluted                              194.9      200.4      203.3      208.0      210.7      209.5

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations                      $3.69      $2.37      $2.61     ($0.24)     $1.42      $0.67
 Income from Operations *                                      $3.69      $2.37      $2.61      $0.29      $2.06      $1.46
 Net Income from Continuing Operations                         $3.19      $2.30      $2.51      $0.11      $1.69      $1.44
 Net Income                                                    $3.19      $2.30      $2.51      $4.49      $2.44      $2.30

 Shareholders' Equity:
 Shareholders' Equity (Sec at Market)                         $25.92     $21.76     $26.59     $24.63     $21.50     $20.95
 Shareholders' Equity (Securities at Cost)                    $25.85     $24.14     $23.86     $22.48     $19.51     $17.61
 Dividends Declared (Common Stock)                            $1.175     $1.115     $1.055     $0.995     $0.935     $0.875

Return on Equity (see page 30)
  Net Income/Average Equity                                    12.9%       9.6%      10.9%      22.2%      13.3%      13.6%
  Inc from Operations/Average Equity                           14.9%       9.9%      11.3%       1.4%      11.2%       8.6%
  Adj Net Income/Adj Average Equity                            15.8%      11.8%      14.1%       4.3%      14.3%      13.5%

 Market Value of Common Stock
  High for the Year                                          $56.375    $57.500    $49.438    $39.063    $28.500    $26.875
  Low for the Year                                           $22.625    $36.000    $33.500    $24.500    $20.375    $17.313
  Close for the Year                                         $47.313    $40.000    $40.907    $39.063    $26.250    $26.875



Eleven-Year Summary (Continued)
Unaudited [Millions of Dollars except Per Share Data]

                                                                                                                      Ten-year
                                                                                                                     compound
For the Year Ended December 31                                  1994       1993       1992       1991       1990   annual growth
                                                            --------  ---------  ---------  ---------  ---------   ---------
Revenue
  Annuities                                                   1506.2     1603.8     1336.2     1216.7     1073.7        7.1%
  Life Insurance                                               466.2      477.5      444.4      417.3      371.7       17.2%
  Reinsurance                                                 1267.4     1101.9     1074.6      774.3      741.6        9.1%
  Investment Management
  Lincoln UK                                                   216.0      174.9      180.6      169.6      161.1       10.5%
  Employee Life - Health Benefits                              314.9     1297.3     1241.6     2646.3     2454.2
  Corporate & Other                                            161.8      281.7      464.7      300.4      173.2
                                                            --------  ---------  ---------  ---------  ---------   ---------
    Total Revenue                                             3932.5     4937.1     4742.1     5524.6     4975.5        3.3%
                                                            ========  =========  =========  =========  =========   =========
Income from Operations*
  Annuities                                                    142.4      127.1       89.4       58.3       55.2       20.7%
  Life Insurance                                                34.2       37.8       46.8       31.5       25.9       25.9%
  Reinsurance                                                   51.6       22.4       38.7       31.4       55.7       14.0%
  Investment Management
  Lincoln UK                                                    17.2       11.9        9.2       14.3       13.3       27.0%
  Employee Life - Health Benefits                               14.1       54.3       40.8       43.5       53.2
  Corporate & Other                                            (40.9)     (55.9)     (73.0)     (70.7)     (90.4)
                                                            --------  ---------  ---------  ---------  ---------   ---------
    Total Income from Cont Oper                                218.6      197.6      151.9      108.3      112.9       21.7%
Discontinued Operations                                        171.1      145.9       88.7       69.4      100.9
                                                            --------  ---------  ---------  ---------  ---------   ---------
    Income from Operations                                     389.7      343.5      240.6      177.7      213.8       12.9%
                                                            ========  =========  =========  =========  =========   =========
Net Income
  Annuities                                                    142.4      127.1       89.4       58.3       55.2       20.6%
  Life Insurance                                                34.2       37.8       46.8       31.5       25.9       25.4%
  Reinsurance                                                   52.2       20.7       38.7       31.4       55.7        8.2%
  Investment Management
  Lincoln UK                                                    18.5       12.6        9.2       14.3       13.3
  Employee Life - Health Benefits                               14.4       55.3       40.8       43.5       53.2
  Corporate & Other                                            (96.2)    (177.1)      45.6      (46.5)    (127.6)
                                                            --------  ---------  ---------  ---------  ---------   ---------
    Total Net Inc from Cont Oper                               165.5       76.4      270.5      132.5       75.7       23.4%
Discontinued Operations                                        184.4      242.5       88.7       69.4      100.9
                                                            --------  ---------  ---------  ---------  ---------   ---------
    Total Net Income                                           349.9      318.9      359.2      201.9      176.6       13.4%
                                                            ========  =========  =========  =========  =========   =========
OTHER DATA

Assets                                                       48864.8    47825.1    39042.2    33660.3    27597.3       13.7%

Shareholders' Equity:
  Securities at Market                                        3042.1     4072.3     2826.8     2655.8     2279.5        8.1%
  Securities at Cost                                          3353.1     3157.6     2664.1     2445.8     2213.2        8.4%
  Average Equity (Securities at Cost)                         3288.6     3009.0     2575.0     2335.3     2086.6        8.8%

Common Shares Outstanding: (millions)
  End of Period - Diluted                                      208.3      208.3      187.7      185.4      176.3
  Average for the Period - Diluted                             208.7      206.1      186.8      189.2      175.2

Per Share Data (Diluted)
  Income (Loss) from Continuing Operations                     $1.05      $0.96      $0.81      $0.57      $0.64       19.1%
  Income from Operations *                                     $1.87      $1.67      $1.29      $0.94      $1.22       11.7%
  Net Income from Continuing Operations                        $0.79      $0.37      $1.45      $0.70      $0.43       22.1%
  Net Income                                                   $1.68      $1.55      $1.92      $1.07      $1.01       12.2%

Shareholders' Equity:
  Shareholders' Equity (Sec at Market)                        $14.67     $19.69     $15.13     $14.35     $12.95        7.2%
  Shareholders' Equity (Securities at Cost)                   $16.17     $15.27     $14.26     $13.21     $12.57        7.5%
  Dividends Declared (Common Stock)                           $0.830     $0.775     $0.738     $0.693     $0.658        6.0%

Return on Equity (see page 30)
  Net Income/Average Equity                                    10.6%      10.6%      13.9%       8.6%       8.5%
  Inc from Operations/Average Equity                           11.8%      11.4%       9.3%       7.6%      10.2%
  Adj Net Income/Adj Average Equity                            12.8%      15.5%      11.1%

Market Value of Common Stock
  High for the Year                                          $22.188    $24.125    $19.032    $13.813    $15.338
  Low for the Year                                           $17.313    $17.344    $12.625     $9.500     $7.688
  Close for the Year                                         $17.500    $21.750    $18.500    $13.688    $10.750       16.0%


* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and associated items, gain
(loss) on sale of subsidiaries and restructuring charges, all net of taxes."








Quarterly Summary
Unaudited [Millions of Dollars except Per Share Data]

                                                             Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended                                       1998     1998     1998     1998     1999     1999
                                                         -------  -------  -------  -------  -------  -------
Revenue
  Annuities                                                525.8    536.0    493.3    512.9    524.4    533.0
  Life Insurance                                           303.6    311.3    292.8    470.7    424.0    426.3
  Reinsurance                                              354.5    379.6    385.6    456.9    420.3    425.9
  Investment Management                                    125.8    124.2    108.9    126.1    125.4    121.8
  Lincoln UK                                               103.5    124.2    102.8    109.2    119.1    113.1
  Corporate & Other                                         34.8     32.1     34.1     38.0     62.2     58.2
                                                         -------  -------  -------  -------  -------  -------
       Total Revenue                                      1448.0   1507.5   1417.6   1714.0   1675.4   1678.3
                                                         =======  =======  =======  =======  =======  =======
Income from Operations*
  Annuities                                                 64.5     69.3     65.5     63.2     74.4     75.9
  Life Insurance                                            25.3     35.9     36.2     51.9     48.1     54.4
  Reinsurance                                               27.0     23.5     29.1     25.3     33.8     23.7
  Investment Management                                     10.2     11.7      7.4     14.6     15.4     14.3
  Lincoln UK                                                17.2     17.2     17.7     18.8     18.1     19.0
  Corporate & Other                                        (16.0)   (25.4)   (25.1)   (34.3)   (34.0)   (35.6)
                                                         -------  -------  -------  -------  -------  -------
       Income from Operations                              128.1    132.2    130.7    139.4    155.7    151.8
                                                         =======  =======  =======  =======  =======  =======
Net Income
  Annuities                                                 70.9     82.0     56.0     64.9     76.8     76.4
  Life Insurance                                             6.4     40.0     35.2     45.8     46.3     51.5
  Reinsurance                                               29.8     24.6     24.0     23.9     34.5     24.0
  Investment Management                                     12.2     12.2      3.6     16.4      3.4     14.0
  Lincoln UK                                                17.4     17.4     17.8     19.2     18.0     20.0
  Corporate & Other                                        (14.6)   (27.5)   (23.1)   (44.6)   (33.9)   (37.6)
                                                         -------  -------  -------  -------  -------  -------
       Total Net Inc from Cont Oper                        122.0    148.7    113.4    125.6    145.1    148.4
                                                         -------  -------  -------  -------  -------  -------
       Total Net Income                                    122.0    148.7    113.4    125.6    145.1    148.4
                                                         =======  =======  =======  =======  =======  =======
OTHER DATA

Assets                                                    87884.5  88364.6  84606.2  93836.3  95350.3  98261.4

Shareholders' Equity
  Beg of Period (Securities at Market)                    4641.1   5054.2   5150.8   5527.6   5387.9   5107.4
  End of Period (Securities at Market)                    5054.2   5150.8   5527.6   5387.9   5107.4   4817.4
  End of Period (Securities at Cost)                      4579.2   4681.3   4753.9   4835.6   4852.8   4818.5
  Average Equity (Securities at Cost)                     4596.9   4632.0   4718.3   4795.4   4872.5   4834.2

Common Shares Outstanding
  Average for the Period - Diluted                         204.3    203.9    203.9    203.3    203.6    201.9
  End of Period - Diluted                                  204.2    204.5    203.9    203.4    203.2    200.9

Per Share Data (Diluted)
 Income from Operations *                                  $0.63    $0.65    $0.64    $0.69    $0.76    $0.75
 Net Income from Continuing Operations                     $0.60    $0.73    $0.56    $0.62    $0.71    $0.73
 Net Income                                                $0.60    $0.73    $0.56    $0.62    $0.71    $0.73

Shareholders' Equity
 Shareholders' Equity (Sec at Market)                     $25.12   $25.55   $27.28   $26.59   $25.30   $24.18
 Shareholders' Equity (Sec at Cost)                       $22.76   $23.22   $23.47   $23.86   $24.04   $24.18
 Dividends Declared (Com Stk)                             $0.260   $0.260   $0.260   $0.275   $0.275   $0.275

Return on Equity (see page 30)
  Net Income/Average Equity                                10.6%    12.8%     9.6%    10.5%    11.9%    12.3%
  Inc from Operations/Average Equity                       11.2%    11.4%    11.1%    11.6%    12.8%    12.6%

 Market Value of Common Stock
 Highest Price                                           $43.250  $47.063  $49.438  $43.344  $50.250  $53.438
 Lowest Price                                            $36.125  $41.844  $41.125  $33.500  $39.281  $45.688
 Closing Price                                           $42.625  $45.688  $41.125  $40.906  $49.438  $52.313



Quarterly Summary (Continued)
Unaudited [Millions of Dollars except Per Share Data]

                                                            Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended                                       1999     1999     2000     2000     2000     2000
                                                         -------  -------  -------  -------  -------  -------
Revenue
  Annuities                                                520.5    538.0    548.7    530.5    532.1    522.3
  Life Insurance                                           437.1    473.1    441.7    444.2    453.2    479.9
  Reinsurance                                              404.4    578.7    394.5    457.3    453.5    463.2
  Investment Management                                    117.1    125.1    123.8    118.8    121.7    118.1
  Lincoln UK                                               110.5    103.8    112.8    108.2    112.8    104.3
  Corporate & Other                                         52.5    (10.7)    47.7     33.6     42.7     85.7
                                                         -------  -------  -------  -------  -------  -------
       Total Revenue                                      1642.1   1807.9   1669.2   1692.7   1716.1   1773.5

Income from Operations*
  Annuities                                                 75.4     73.7     88.5     84.1    102.9     86.4
  Life Insurance                                            52.6     57.0     60.4     62.4     66.5     70.6
  Reinsurance                                                2.6    (19.5)    32.1     25.7     28.1     36.5
  Investment Management                                     14.7     16.5     12.4     13.1      9.9      8.7
  Lincoln UK                                                16.2    (67.1)    15.7     19.3     10.6     15.5
  Corporate & Other                                        (30.1)   (24.0)   (38.5)   (31.6)   (27.2)   (33.0)
                                                         -------  -------  -------  -------  -------  -------
       Income from Operations                              131.4     36.6    170.6    173.0    190.7    184.7

Net Income
  Annuities                                                 68.4     69.9     91.2     84.4     93.8     89.2
  Life Insurance                                            54.0     59.7     58.1     58.4     67.4     65.4
  Reinsurance                                               (0.3)   (17.0)    33.3     24.6     25.9     38.6
  Investment Management                                     14.4     19.8     12.3      8.4      9.7      6.6
  Lincoln UK                                                16.4    (72.6)    15.5     19.1    (29.9)   (17.9)
  Corporate & Other                                        (20.6)   (25.2)   (40.1)   (31.3)   (28.2)   (32.9)
                                                         -------  -------  -------  -------  -------  -------
       Total Net Inc from Cont Oper                        132.3     34.6    170.2    163.6    138.6    148.9
       Total Net Income                                    132.3     34.6    170.2    163.6    138.6    148.9

OTHER DATA

Assets                                                   96500.7 103095.7 106340.0 103847.6 103243.1  99844.1

Shareholders' Equity
  Beg of Period (Securities at Market)                    4817.4   4662.2   4263.9   4340.4   4223.7   4538.6
  End of Period (Securities at Market)                    4662.2   4263.9   4340.4   4223.7   4538.6   4954.1
  End of Period (Securities at Cost)                      4766.0   4729.6   4751.6   4780.3   4876.3   4942.0
  Average Equity (Securities at Cost)                     4793.9   4774.2   4791.5   4753.0   4867.2   4915.7

Common Shares Outstanding
  Average for the Period - Diluted                         199.0    197.1    195.8    194.0    195.6    195.6
  End of Period - Diluted                                  196.9    197.0    195.1    193.7    196.2    195.2

Per Share Data (Diluted)
 Income from Operations *                                  $0.66    $0.19    $0.87    $0.89    $0.98    $0.94
 Net Income from Continuing Operations                     $0.66    $0.18    $0.87    $0.84    $0.71    $0.76
 Net Income                                                $0.66    $0.18    $0.87    $0.84    $0.71    $0.76

Shareholders' Equity
 Shareholders' Equity (Sec at Market)                      $23.76   $21.76   $22.45   $22.10   $23.67   $25.92
 Shareholders' Equity (Sec at Cost)                        $24.28   $24.14   $24.58   $25.01   $25.43   $25.85
 Dividends Declared (Com Stk)                              $0.275   $0.290   $0.290   $0.290   $0.290   $0.305

Return on Equity (see page 30)
  Net Income/Average Equity                                11.0%     2.9%    14.2%    13.8%    11.4%    12.1%
  Inc from Operations/Average Equity                       11.0%     3.1%    14.2%    14.6%    15.7%    15.0%

 Market Value of Common Stock
 Highest Price                                           $57.500  $48.313  $41.375  $40.063  $56.375  $50.938
 Lowest Price                                            $36.000  $36.500  $22.625  $29.000  $35.625  $40.875
 Closing Price                                           $37.563  $40.000  $33.500  $36.125  $48.125  $47.313

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries and restructuring charges, all net of taxes."










Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]
                                                                                                                  Investment
For the Quarter Ended December 31         Annuities               Life Insurance          Reinsurance             Management
                                          -----------------------------------------------------------------------------------------
                                            Dec         Dec         Dec         Dec         Dec         Dec         Dec         Dec
                                           2000        1999        2000        1999        2000        1999        2000        1999
                                         ------      ------      ------      ------      ------      ------       -----       -----
Operating Revenue
  Life and annuity premiums                16.2        21.0        67.1        71.1       273.2       231.9
  Surrender charges                         9.1         9.8        19.9        18.0         0.8         0.7
  Mortality assessments                                           122.1       113.9         0.0        (0.2)
  Expense assessments                     154.2       140.5        55.5        48.0        (0.0)       (0.2)
  Health premiums                                                   0.0         0.0        88.6       232.0
  Investment advisory fees                                                                                         78.0        80.8
  Other revenue and fees                    3.5         6.4         3.7         3.9        21.3        32.4        26.6        29.8
  Net investment income                   335.0       366.0       219.7       214.8        76.5        76.4        13.8        13.9
  Earnings in Unconsolidated Affiliates                                                     0.6         1.8
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Operating Revenue                   518.1       543.7       488.0       469.6       461.0       575.0       118.3       124.5
                                         ------      ------      ------      ------      ------      ------       -----       -----

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits       59.0        77.2       121.0       112.8       199.2       174.5
    Div accum & div to policyholders                               25.3        21.0         2.1         2.2
    Interest credited to policy bal.      213.2       234.1       136.5       122.3        11.9        21.5
    Health policy benefits                                          0.0         0.0        88.2       153.9
  Underwriting, acquisition,
    insurance and other expenses          143.2       134.7        89.6       117.8       102.9       254.6       101.2        94.8
  Goodwill amortization                     0.3         0.5         5.9         6.0         0.4         0.4         4.1         4.1
  Interest                                                                                  3.2         1.0        (0.0)        0.0
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Total Benefits and Expenses         415.7       446.5       378.4       379.9       407.9       608.2       105.2        98.8
                                         ------      ------      ------      ------      ------      ------       -----       -----
         Income from Operations
         Before Tax                       102.3        97.2       109.6        89.8        53.0       (33.2)       13.1        25.7

  Federal income taxes                     15.9        23.5        39.0        32.8        16.5       (13.8)        4.4         9.1
                                         ------      ------      ------      ------      ------      ------       -----       -----

         Income from Operations            86.4        73.7        70.6        57.0        36.5       (19.5)        8.7        16.5
                                         ------      ------      ------      ------      ------      ------       -----       -----
  Restructuring charges                                                                     0.7                    (1.9)        2.9
  Realized gains on investments             2.8        (3.7)       (5.2)        2.8         1.4         2.4        (0.2)        0.4
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Net Income                           89.2        69.9        65.4        59.7        38.6       (17.0)        6.6        19.8
                                         ======      ======      ======      ======      ======      ======       =====       =====
Inc. from Oper.-Before Goodwill Amort.     86.7        74.2        76.5        63.0        37.0       (19.0)       12.7        20.6
                                         ------      ------      ------      ------      ------      ------       -----       -----

                                                                    Corporate and            Consolidating
                                          Lincoln UK                Other Operations         Adjustments            Consolidated
                                          -----------------------------------------------------------------------------------------
                                            Dec         Dec         Dec         Dec         Dec         Dec         Dec         Dec
                                           2000        1999        2000        1999        2000        1999        2000        1999
                                         ------      ------      ------      ------      ------      ------       -----       -----
Operating Revenue
  Life and annuity premiums                39.7        37.2                                                       396.1       361.1
  Surrender charges                                                                         0.5         0.7        30.3        29.2
  Mortality assessments                     7.5         5.0                                                       129.6       118.7
  Expense assessments                      34.6        37.2         0.0                    12.8        12.8       257.1       238.3
  Health premiums                           0.8         1.6         0.0         0.0                                89.4       233.6
  Investment advisory fees                                                                (24.4)      (26.7)       53.6        54.1
  Other revenue and fees                    1.3         3.8       140.1        42.2       (51.9)      (47.3)      144.6        71.2
  Net investment income                    16.7        17.7        22.8        23.8       (12.3)      (12.5)      672.1       700.1
  Earnings in Unconsolidated Affiliates                                                                             0.6         1.8
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Operating Revenue                   100.6       102.4       162.9        66.0       (75.4)      (73.0)     1773.5      1808.2
                                         ------      ------      ------      ------      ------      ------       -----       -----

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits       50.7       207.9                                                       430.0       572.5
    Div accum & div to policyholders                                                                               27.4        23.3
    Interest credited to policy bal.                                                        9.9        10.7       371.5       388.5
    Health policy benefits                  3.5         3.9         0.1        (0.0)                               91.8       157.8
  Underwriting, acquisition,
    insurance and other expenses           34.9        51.4       168.3        44.2       (67.2)      (67.0)      572.9       630.5
  Goodwill amortization                     0.2         3.3                     0.3                    (0.1)       10.9        14.6
  Interest                                                         53.5        54.0       (23.3)      (20.3)       33.4        34.7
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Total Benefits and Expenses          89.3       266.6       221.9        98.5       (80.6)      (76.7)     1537.9      1821.8
                                         ------      ------      ------      ------      ------      ------       -----       -----
         Income from Operations
         Before Tax                        11.3      (164.2)      (59.0)      (32.5)        5.2         3.7       235.6       (13.6)

  Federal income taxes                     (4.2)      (97.1)      (24.5)       (6.0)        3.7         1.2        50.9       (50.2)
                                         ------      ------      ------      ------      ------      ------       -----       -----
         Income from Operations            15.5       (67.1)      (34.5)      (26.5)        1.5         2.5       184.7        36.6

  Restructuring charges                   (36.1)       (6.5)        0.3                                           (37.0)       (3.6)
  Realized gains on investments             2.6         1.0        (0.8)       (0.8)        0.6        (0.3)        1.2         1.6
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Net Income                          (17.9)      (72.6)      (35.0)      (27.3)        2.1         2.1       148.9        34.6
                                         ======      ======      ======      ======      ======      ======       =====       =====
Inc. from Oper.-Before Goodwill Amort.     15.7       (63.8)      (34.5)      (26.2)        1.5         2.4       195.6        51.2








Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]
                                                                                                                  Investment
For the Year Ended December 31           Annuities               Life Insurance          Reinsurance              Management
                                       --------------------------------------------------------------------------------------------
                                            Dec         Dec         Dec         Dec         Dec         Dec         Dec         Dec
                                           2000        1999        2000        1999        2000        1999        2000        1999
                                         ------      ------      ------      ------      ------      ------       -----       -----
Operating Revenue
  Life and annuity premiums                64.3        65.2       227.2       235.7       968.5       743.1
  Surrender charges                        41.8        37.9        66.4        66.3         3.7         2.8
  Mortality assessments                                           465.2       444.6         0.0         0.7
  Expense assessments                     628.4       536.2       191.8       165.8        (0.0)        0.3
  Health premiums                                                   0.1         0.1       404.6       692.3
  Investment advisory fees                                                                                        312.7       326.0
  Other revenue and fees                   11.0        14.5        14.2         9.8        72.7        64.6       115.9       106.6
  Net investment income                  1393.5      1474.2       871.5       840.1       317.8       314.1        57.7        56.9
  Earnings in Unconsolidated Affiliates                                                     2.1         5.8
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Operating Revenue                  2138.9      2128.0      1836.4      1762.6      1769.4      1823.6       486.3       489.4
                                         ------      ------      ------      ------      ------      ------       -----       -----

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits      254.7       259.1       411.5       430.4       716.1       530.6
    Div accum & div to policyholders                               80.8        81.5         6.7         6.9
    Interest credited to policy bal.      866.1       925.2       525.4       493.8        42.2        47.3
    Health policy benefits                                          0.1         0.1       434.8       646.5
  Underwriting, acquisition,
    insurance and other expenses          575.5       560.8       384.8       399.1       379.8       531.2       400.9       378.1
  Goodwill amortization                    (0.6)        2.0        23.7        23.4         1.8         0.4        16.2        16.2
  Interest                                                                                 11.2         1.0         0.0         0.0
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Total Benefits and Expenses        1695.7      1747.1      1426.3      1428.2      1592.6      1763.9       417.1       394.4
                                         ------      ------      ------      ------      ------      ------       -----       -----
         Income from Operations
         Before Tax                       443.2       380.9       410.1       334.3       176.8        59.8        69.2        95.1

  Federal income taxes                     81.2        81.4       150.1       122.3        54.4        19.2        25.1        34.1
                                         ------      ------      ------      ------      ------      ------       -----       -----
         Income from Operations           362.0       299.4       259.9       212.0       122.4        40.6        44.1        61.0

  Restructuring charges                                                                     0.7        (3.2)       (4.6)       (9.2)
  Realized gains on investments            (3.4)       (7.9)      (10.7)       (0.5)       (0.7)        3.7        (2.5)       (0.1)
                                         ------      ------      ------      ------      ------      ------       -----       -----
      Net Income                          358.6       291.5       249.3       211.5       122.4        41.1        37.0        51.6
                                         ======      ======      ======      ======      ======      ======       =====       =====
Inc. from Oper.-Before Goodwill Amort.    361.4       301.5       283.6       235.4       124.1        40.9        60.3        77.2
                                         ------      ------      ------      ------      ------      ------       -----       -----

                                                                    Corporate and            Consolidating
                                          Lincoln UK                Other Operations         Adjustments             Consolidated
                                       --------------------------------------------------------------------------------------------
                                            Dec         Dec         Dec         Dec         Dec         Dec         Dec         Dec
                                           2000        1999        2000        1999        2000        1999        2000        1999
                                         ------      ------      ------      ------      ------      ------       -----      ------
Operating Revenue
  Life and annuity premiums               143.3       139.1                    (0.1)                             1403.3      1183.0
  Surrender charges                                                                         2.8         3.2       114.7       110.2
  Mortality assessments                    31.4        27.1                    24.0                               496.5       496.4
  Expense assessments                     178.1       182.3         0.1                    52.0        46.3      1050.2       930.9
  Health premiums                           5.1         6.1         0.0         0.0                               409.8       698.5
  Investment advisory fees                                                                (99.6)     (102.2)      213.1       223.8
  Other revenue and fees                    6.9        13.8       402.2       288.8      (177.6)     (153.5)      445.4       344.5
  Net investment income                    70.3        75.3        93.2        94.5       (56.8)      (47.5)     2747.1      2807.5
  Earnings in Unconsolidated Affiliates                            (2.4)                                           (0.4)        5.8
                                         ------      ------      ------      ------      ------      ------       -----      ------
      Operating Revenue                   435.0       443.6       493.1       407.2      (279.3)     (253.7)     6879.8      6800.7
                                         ------      ------      ------      ------      ------      ------       -----      ------

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits      164.1       293.5                    33.0                              1546.4      1546.6
    Div accum & div to policyholders                                                                               87.6        88.4
    Interest credited to policy bal.                                            0.0        40.5        44.1      1474.2      1510.4
    Health policy benefits                 14.4        12.8        (0.3)        0.4                               449.0       659.7
  Underwriting, acquisition,
    insurance and other expenses          180.0       223.5       484.4       350.6      (237.0)     (224.7)     2168.4      2218.5
  Goodwill amortization                     4.0         7.0         0.0         0.3                    (0.1)       45.1        49.2
  Interest                                                        219.3       213.1       (91.0)      (80.4)      139.5       133.7
                                         ------      ------      ------      ------      ------      ------       -----      ------
      Total Benefits and Expenses         362.6       536.7       703.5       597.2      (287.5)     (261.1)     5910.3      6206.4
                                         ------      ------      ------      ------      ------      ------       -----      ------
         Income from Operations
         Before Tax                        72.4       (93.1)     (210.4)     (190.0)        8.3         7.4       969.6       594.4

  Federal income taxes                     11.3       (79.2)      (75.5)      (60.1)        3.7         1.2       250.5       118.9
                                         ------      ------      ------      ------      ------      ------       -----      ------
         Income from Operations            61.0       (13.9)     (134.9)     (129.9)        4.5         6.2       719.1       475.5

  Restructuring charges                   (76.5)       (6.5)        0.3                                           (80.2)      (18.9)
  Realized gains on investments             2.3         2.1         8.4        15.7       (10.9)       (9.3)      (17.5)        3.8
                                         ------      ------      ------      ------      ------      ------       -----      ------
      Net Income                          (13.2)      (18.2)     (126.3)     (114.2)       (6.3)       (3.0)      621.4       460.4
                                         ======      ======      ======      ======      ======      ======       =====      ======










Statement of Consolidated Income
Unaudited [Millions of Dollars]

For the Year Ended December 31                                         1996     1997     1998     1999     2000
                                                                       ----     ----     ----     ----     -----


Operating Revenue
  Life and annuity premiums                                           728.7    756.2    985.6   1183.0   1403.3
  Surrender charges                                                    40.9     45.4     91.5    110.2    114.7
  Mortality assessments                                               180.8    186.4    380.1    496.4    496.5
  Expense assessments                                                 491.8    600.3    803.0    930.9   1050.2
  Health premiums                                                     790.4    572.6    635.1    698.5    409.8
  Investment advisory fees                                            180.8    204.9    227.1    223.8    213.1
  Other revenue and fees                                              138.2    157.3    261.0    344.5    445.4
  Net investment income                                              2087.9   2250.8   2681.4   2807.5   2747.1
  Earnings in Unconsolidated Affiliates                                 1.4      2.1      3.3      5.8     (0.4)
                                                                     ------   ------   ------   ------   ------
      Operating Revenue                                              4641.1   4775.9   6068.0   6800.7   6879.8
                                                                     ------   ------   ------   ------   ------

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                                  835.7   1090.2   1237.7   1546.6   1546.4
    Div accum & div to policyholders                                   33.4     29.7     78.0     88.4     87.6
    Interest credited to policy bal.                                 1167.2   1238.7   1446.2   1510.4   1474.2
    Health policy benefits                                            673.6    833.1    566.9    659.7    449.0
  Underwriting, acquisition,
    insurance and other expenses                                     1417.0   1557.3   1844.2   2218.5   2168.4
  Goodwill amortization                                                13.9     15.6     44.5     49.2     45.1
  Interest                                                             84.7     92.5    117.1    133.7    139.5
                                                                     ------   ------   ------   ------   ------
      Total Benefits and Expenses                                    4225.4   4857.2   5334.6   6206.4   5910.3
                                                                     ------   ------   ------   ------   ------

         Income from Operations Before Tax                            415.7    (81.3)   733.4    594.4    969.6

  Federal income taxes                                                116.9    (30.6)   203.0    118.9    250.5
                                                                     ------   ------   ------   ------   ------
         Income from Continuing Operations                            298.8    (50.6)   530.4    475.5    719.1
                                                                     ------   ------   ------   ------   ------

  Discontinued Operations                                             157.2    911.8
  Restructuring charges                                                                 (34.3)   (18.9)   (80.2)
  Realized gains on investments                                        57.6     72.9     13.7      3.8    (17.5)
                                                                     ------   ------   ------   ------   ------
      Net Income                                                      513.6    934.0    509.8    460.4    621.4
                                                                     ======   ======   ======   ======   ======
---------------------------------------------------------------------------------------------------------------


For the Quarter Ended                          Mar      Jun      Sep      Dec      Mar      Jun
                                              1998     1998     1998     1998     1999     1999
                                              ----     ----     ----     ----     ----     ----
Operating Revenue
  Life and annuity premiums                 205.2    201.5    230.8    348.0    284.2    274.0
  Surrender charges                          21.8     21.3     21.5     26.9     25.5     27.1
  Mortality assessments                      89.0     93.4     67.7    130.0    137.3    122.2
  Expense assessments                       189.1    213.8    201.9    198.2    215.3    231.5
  Health premiums                           142.4    172.5    155.8    164.5    154.9    160.3
  Investment advisory fees                   58.0     59.0     52.5     57.5     58.8     56.3
  Other revenue and fees                     58.7     61.1     64.8     76.4     86.4    109.0
  Net investment income                     658.4    658.7    649.6    714.7    709.5    700.8
  Earnings in Unconsolidated Affiliates       1.5      0.7     (0.2)     1.3      1.6      1.1
                                           ------   ------   ------   ------   ------   ------
       Operating Revenue                   1424.1   1482.0   1444.3   1717.6   1673.4   1682.4
                                           ------   ------   ------   ------   ------   ------

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits        254.8    278.6    264.3    440.0    344.6    335.5
    Div accum & div to policyholders         19.6      9.8     20.7     27.9     21.5     22.5
    Interest credited to policy bal.        378.6    348.5    338.5    380.6    375.1    377.1
    Health policy benefits                  134.3    158.9    142.6    131.0    145.5    166.6
  Underwriting, acquisition,
     insurance and other expenses           430.7    459.2    463.1    491.2    522.4    532.1
  Goodwill amortization                       8.3     11.0      9.2     16.0     11.8      9.9
  Interest                                   23.4     27.7     32.5     33.5     33.1     32.6
                                           ------   ------   ------   ------   ------   ------
      Total Benefits and Expenses          1249.6   1293.8   1271.0   1520.3   1454.1   1476.3
                                           ------   ------   ------   ------   ------   ------

         Income from Operations
         Before Tax/Min Int.                174.5    188.2    173.4    197.4    219.3    206.1

  Federal income taxes                       46.4     56.0     42.6     58.0     63.6     54.2
                                           ------   ------   ------   ------   ------   ------
         Inc from Operations
         Before Min Int                     128.1    132.2    130.7    139.4    155.7    151.8
                                           ------   ------   ------   ------   ------   ------

  Minority Interest

         Income from Operations             128.1    132.2    130.7    139.4    155.7    151.8

  Restructuring charges                     (20.0)                     (14.3)   (12.1)
  Realized gains on investments              13.9     16.5    (17.3)     0.5      1.5     (3.5)
                                           ------   ------   ------   ------   ------   ------
      Net Income                            122.0    148.7    113.4    125.6    145.1    148.4
                                           ======   ======   ======   ======   ======   ======



For the Quarter Ended                        Sep      Dec      Mar      Jun      Sep      Dec
                                            1999     1999     2000     2000     2000     2000
                                            ----     ----     ----     ----     ----     ----
Operating Revenue
  Life and annuity premiums                263.8    361.1    331.2    337.1    339.0    396.1
  Surrender charges                         28.4     29.2     28.7     29.8     25.9     30.3
  Mortality assessments                    118.2    118.7    118.5    122.5    125.9    129.6
  Expense assessments                      245.9    238.3    261.1    258.6    273.4    257.1
  Health premiums                          149.6    233.6     58.4    144.0    117.9     89.4
  Investment advisory fees                  54.6     54.1     54.0     52.2     53.3     53.6
  Other revenue and fees                    77.9     71.2    106.1     88.7    106.0    144.6
  Net investment income                    697.1    700.1    711.1    673.8    690.0    672.1
  Earnings in Unconsolidated Affiliates      1.2      1.8      1.0     (3.6)     1.6      0.6
                                          ------   ------   ------   ------   ------   ------
      Operating Revenue                   1636.7   1808.2   1670.2   1703.0   1733.1   1773.5
                                          ------   ------   ------   ------   ------   ------

Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits       294.0    572.5    356.1    370.1    390.2    430.0
    Div accum & div to policyholders        21.2     23.3     21.7     20.2     18.2     27.4
    Interest credited to policy bal.       369.7    388.5    373.9    366.8    362.0    371.5
    Health policy benefits                 189.8    157.8    114.3    119.9    123.0     91.8
  Underwriting, acquisition,
     insurance and other expenses          533.4    630.5    525.7    537.5    532.4    572.9
  Goodwill amortization                     12.9     14.6     10.2     12.0     12.0     10.9
  Interest                                  33.3     34.7     36.3     35.4     34.4     33.4
                                          ------   ------   ------   ------   ------   ------
      Total Benefits and Expenses         1454.1   1821.8   1438.2   1461.9   1472.2   1537.9
                                          ------   ------   ------   ------   ------   ------

         Income from Operations
         Before Tax/Min Int.               182.6    (13.6)   232.0    241.1    260.8    235.6

  Federal income taxes                      51.2    (50.2)    61.6     67.9     70.1     50.9
                                          ------   ------   ------   ------   ------   ------
         Inc from Operations
         Before Min Int                    131.4     36.6    170.4    173.2    190.7    184.7
                                          ------   ------   ------   ------   ------   ------

  Minority Interest                                           (0.2)     0.2     (0.0)     0.0

         Income from Operations            131.4     36.6    170.6    173.0    190.7    184.7

  Restructuring charges                     (3.2)    (3.6)             (2.7)   (40.5)   (37.0)
  Realized gains on investments              4.1      1.6     (0.4)    (6.7)   (11.6)     1.2
                                          ------   ------   ------   ------   ------   ------
      Net Income                           132.3     34.6    170.2    163.6    138.6    148.9
                                          ======   ======   ======   ======   ======   ======








Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]
                                                                                                                  Investment
                                            Annuities            Life Insurance          Reinsurance              Management
                                   ---------------------------------------------------------------------------------------------
ASSETS                                   Dec         Dec         Dec         Dec         Dec         Dec         Dec         Dec
                                        2000        1999        2000        1999        2000        1999        2000        1999
                                     -------     -------     -------     -------     -------     -------     -------     -------

Investments
  Corporate bonds                     8892.4     10097.3      6353.6      6128.4      2554.1      2378.3       333.6       383.3
  U.S. government bonds                 25.8        26.5        86.4        78.2       259.6       226.2         0.2         0.3
  Foreign government bonds             135.5       234.7       125.8       151.3        71.1        82.1
  Asset/Mortgage backed securities    2299.7      2852.3       829.3       827.4       261.4       263.6        49.0        59.6
  State and municipal bonds              6.3         6.6         7.9         7.7         0.3         0.3
  Preferred stocks-redeemable          120.5       115.7        24.6        23.3         4.3         3.8         9.6         9.2
  Common stocks                                                 13.6        15.0         2.2         2.2
  Preferred stocks-equity               45.8        44.1         9.2        13.7         1.1         0.0         2.4         2.0
  Mortgage loans                      2324.0      2451.5      1765.9      1812.2       360.9       315.3        95.5       113.9
  Real estate
  Policy loans                         509.9       490.9      1440.5      1389.1
  Other long-term investments            5.2         7.5        16.9         3.6        25.0        35.0                     5.4
                                     -------     -------     -------     -------     -------     -------     -------     -------
       Total Investments             14365.2     16327.2     10673.8     10450.1      3540.1      3307.0       490.4       573.6
                                     -------     -------     -------     -------     -------     -------     -------     -------


Intercompany investments              4039.2      3056.9      1598.4       869.8       532.7       594.0       249.1       208.4
Invest in unconsol affiliates                                                            6.4        25.8
Cash and invested cash                (108.8)     (108.9)      (67.2)      (36.6)      145.7       141.2        68.6        55.5
Property and equipment                                           7.0         2.9        13.8        10.2        22.6        21.5
Premium and fees receivable             (1.8)        0.1        45.6        26.0       214.2       190.3        34.4        52.2
Accrued investment income              210.8       228.5       169.5       167.2        51.9        52.3         7.8         8.4
Assets held in separate accounts     39322.1     41770.5      1270.1      1039.3
Federal income tax recoverable
Amount recoverable from reinsurers    1309.5      1556.3       989.1       868.2      1616.5      1710.3
Deferred acquisition costs             812.5       848.1      1079.3       864.4       459.6       331.3
Other intangible assets                169.2       193.6      1040.5      1159.7        12.8        14.2        60.9        77.1
Goodwill                                45.2        44.6       878.7       902.4        33.7        97.9       316.9       333.2
Other                                  104.1         4.3       254.3       120.2       345.3       283.1       188.6       153.2
                                     -------     -------     -------     -------     -------     -------     -------     -------
       Total Assets                  60267.1     63921.0     17939.1     16433.5      6972.7      6757.7      1439.0      1483.1
                                     =======     =======     =======     =======     =======     =======     =======     =======

----------------------------------------------------------------------------------------------------------------------------------

                                                                 Corporate and            Consolidating
                                            Lincoln UK          Other Operations           Adjustments              Consolidated
                                   ---------------------------------------------------------------------------------------------
ASSETS                                    Dec         Dec         Dec         Dec         Dec         Dec         Dec         Dec
                                         2000        1999        2000        1999        2000        1999        2000        1999
                                      -------     -------     -------     -------     -------     -------     -------    --------

Investments
  Corporate bonds                       457.6       386.5      2658.3      1745.6                             21249.7     21119.5
  U.S. government bonds                                         170.8       206.9                               542.9       538.3
  Foreign government bonds              444.8       395.3       543.9       584.2                              1321.1      1447.5
  Asset/Mortgage backed securities                              721.0       401.0                              4160.4      4404.0
  State and municipal bonds                                                                                      14.6        14.7
  Preferred stocks-redeemable                                     2.2        12.7                               161.2       164.7
  Common stocks                         265.2       315.2       155.6       182.0                               436.6       514.5
  Preferred stocks-equity                                        54.5        29.7                               113.1        89.5
  Mortgage loans                          0.3         0.4       116.3        42.1                              4663.0      4735.4
  Real estate                             0.3         0.4       283.0       256.3        (1.3)       (0.4)      282.0       256.2
  Policy loans                           10.5        12.5                                                      1960.9      1892.4
  Other long-term investments                                  1666.2      1601.6     (1250.0)    (1251.3)      463.3       401.8
                                      -------     -------     -------     -------     -------     -------     -------    --------
       Total Investments               1178.8      1110.2      6371.8      5062.1     (1251.3)    (1251.7)    35368.6     35578.4
                                      -------     -------     -------     -------     -------     -------     -------    --------

Intercompany investments                                      (1242.7)      310.1     (5176.7)    (5039.2)       (0.0)        0.0
Invest in unconsol affiliates                                                                                     6.4        25.8
Cash and invested cash                  253.5       258.2      1833.2      1809.5      (197.5)     (223.0)     1927.4      1895.9
Property and equipment                   50.8        56.7       134.0       112.5                               228.2       203.8
Premium and fees receivable                                       1.4         1.3         3.0       (10.3)      296.7       259.6
Accrued investment income                22.8        20.4        83.6        56.4                               546.4       533.2
Assets held in separate accounts       6440.9      7220.4                     1.8      3546.7      3622.3     50579.9     53654.2
Federal income tax recoverable                                                          207.5       345.0       207.5       345.0
Amount recoverable from reinsurers                               33.0        28.8      (200.3)     (209.3)     3747.7      3954.3
Deferred acquisition costs              635.0       679.7         2.9         3.4        81.1        73.5      3070.5      2800.3
Other intangible assets                 273.6       301.8                                                      1557.0      1746.5
Goodwill                                 13.0        46.5                     0.2        (1.6)       (1.7)     1286.0      1423.0
Other                                  (104.9)       18.9       556.5       327.7      (322.2)     (231.8)     1021.6       675.7
                                      -------     -------     -------     -------     -------     -------     -------    --------
       Total Assets                    8763.7      9712.8      7773.6      7713.6     (3311.2)    (2926.0)    99844.1    103095.7
                                      =======     =======     =======     =======     =======     =======     =======    ========









Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

                                                        Annuities                  Life Insurance

LIABILITIES and SHAREHOLDERS' EQUITY                Dec            Dec            Dec            Dec
                                                   2000           1999           2000           1999
                                                -------        -------        -------        -------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                      2686.4         2658.2        12783.9        12223.8
  Health reserves                                                                 0.1            0.1
  Unpaid claims - life and health                   7.1            4.8          108.1          102.5
  Unearned premiums                                                               0.1            0.1
  Premium deposit funds                         16331.4        18078.0           13.9           15.8
  Participating policyholders' funds                                            139.4          132.0
  Other policyholders' funds                                                    515.4          466.1
  Liab related to separate accounts             39322.1        41770.5         1270.1         1039.3
                                                -------        -------        -------        -------
       Total Insurance and Inv
       Contract Liabilities                     58347.0        62511.4        14830.9        13979.8


Federal income taxes                             (108.7)        (216.3)        (113.7)        (258.5)
Short-term debt
Long-term debt
Minority Interest in pref.
securities of sub.
Other liabilities                                 274.4          265.8          567.9          127.0
                                                -------        -------        -------        -------
       Total Liabilities                        58512.7        62560.9        15285.2        13848.3
                                                -------        -------        -------        -------

Net unrealized gains on securities                (44.7)        (112.5)         (44.9)        (136.8)
Other shareholders' equity                       1799.1         1472.7         2698.8         2722.0

                                                -------        -------        -------        -------
       Shareholders' Equity                      1754.4         1360.2         2653.9         2585.3
                                                -------        -------        -------        -------

      Total Liabilities and S/Hs' Equity        60267.1        63921.0        17939.1        16433.5
                                                =======        =======        =======        =======


                                                                            Investment
                                                Reinsurance                 Management

LIABILITIES and SHAREHOLDERS' EQUITY               Dec            Dec            Dec            Dec
                                                  2000           1999           2000           1999
                                               -------        -------        -------        -------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                      944.9          768.7
  Health reserves                               2442.1         2429.6
  Unpaid claims - life and health               1154.4         1119.0
  Unearned premiums                               46.4           74.8
  Premium deposit funds                          753.2          839.6
  Participating policyholders' funds
  Other policyholders' funds                       6.8            6.4
  Liab related to separate accounts
                                               -------        -------        -------        -------
       Total Insurance and Inv
        Contract Liabilities                    5347.8         5238.2


Federal income taxes                              36.2          (15.6)          28.3           33.4
Short-term debt                                  224.0          161.0
Long-term debt
Minority Interest in pref.
securities of sub.
Other liabilities                                262.0          328.7          859.1          886.2
                                               -------        -------        -------        -------
       Total Liabilities                        5870.0         5712.3          887.4          919.7
                                               -------        -------        -------        -------

Net unrealized gains on securities                 4.8          (40.1)          (0.5)          (3.2)
Other shareholders' equity                      1098.0         1085.4          552.2          566.6

                                               -------        -------        -------        -------
       Shareholders' Equity                     1102.8         1045.4          551.6          563.4
                                               -------        -------        -------        -------

      Total Liabilities and S/Hs' Equity        6972.7         6757.7         1439.0         1483.1
                                               =======        =======        =======        =======



------------------------------------------------------------------------------------------------------------------------------

                                                                              Corporate and
                                                Lincoln UK                   Other Operations
                                                ----------------------------------------------------------
LIABILITIES and SHAREHOLDERS' EQUITY                Dec            Dec            Dec            Dec
                                                   2000           1999           2000           1999
                                                -------        -------        -------       --------

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                      1529.1         1548.0            0.0
  Health reserves                                  50.7           51.8           30.9           26.2
  Unpaid claims - life and health                  46.6           43.0            0.5            0.5
  Unearned premiums                                                              (0.0)           1.0
  Premium deposit funds                            32.9           55.2
  Participating policyholders' funds
  Other policyholders' funds
  Liab related to separate accounts              6440.9         7220.4                           1.8
                                                 -------        -------        -------        -------
       Total Insurance and Inv
       Contract Liabilities                      8100.3         8918.5           31.4           29.5


Federal income taxes                                3.1           72.7          (51.9)          27.5
Short-term debt                                                                 525.9          677.7
Long-term debt                                                                 1962.2         1962.0
Minority Interest in pref. securities of sub.                                   745.0          745.0
Other liabilities                                 167.4          154.1          982.6         1073.4
                                                -------        -------        -------        -------
       Total Liabilities                         8270.8         9145.3         4195.2         4515.0
                                                -------        -------        -------        -------

Net unrealized gains on securities                 52.6           46.4           40.3         (201.8)
Other shareholders' equity                        440.2          521.1         3538.1         3400.4
                                                -------        -------        -------        -------
       Shareholders' Equity                       492.8          567.5         3578.4         3198.6
                                                -------        -------        -------        -------

      Total Liabilities and S/Hs' Equity         8763.7         9712.8         7773.6         7713.6
                                                =======        =======        =======        =======


----------------------------------------------------------------------------------------------------------

                                                  Consolidating
                                                  Adjustments                         Consolidated
                                                -------------------------------------------------------
LIABILITIES and SHAREHOLDERS' EQUITY                   Dec            Dec            Dec            Dec
                                                      2000           1999           2000           1999
                                                   -------        -------        -------       --------

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                         (103.2)        (127.4)       17841.2        17071.4
  Health reserves                                                                 2523.8         2507.8
  Unpaid claims - life and health                                    (0.0)        1316.6         1269.8
  Unearned premiums                                                                 46.5           75.8
  Premium deposit funds                              584.0          635.4        17715.5        19624.1
  Participating policyholders' funds                                               139.4          132.0
  Other policyholders' funds                                                       522.2          472.6
  Liab related to separate accounts                 3546.7         3622.3        50579.9        53654.2
                                                    -------        -------        -------        -------
       Total Insurance and Inv
       Contract Liabilities                         4027.6         4130.4        90685.1        94807.7


Federal income taxes                                 206.7          356.8
Short-term debt                                     (436.9)        (378.5)         312.9          460.2
Long-term debt                                     (1250.0)       (1250.0)         712.2          712.0
Minority Interest in pref. securities of sub.                                      745.0          745.0
Other liabilities                                   (678.7)        (728.3)        2434.7         2107.0
                                                   -------        -------        -------        -------
       Total Liabilities                            1868.7         2130.4        94890.0        98831.9
                                                   -------        -------        -------        -------

Net unrealized gains on securities                     4.5          (17.8)          12.0         (465.7)
Other shareholders' equity                         (5184.4)       (5038.7)        4942.0         4729.6
                                                   -------        -------        -------        -------
       Shareholders' Equity                        (5179.9)       (5056.5)        4954.1         4263.9
                                                   -------        -------        -------        -------

      Total Liabilities and S/Hs' Equity           (3311.2)       (2926.0)       99844.1       103095.7
                                                   =======        =======        =======        =======









Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                               1996         1997         1998         1999         2000
                                                 --------      -------      -------     --------      -------
Investments
  Corporate bonds                                 15451.0      16633.3      22505.2      21119.5      21249.7
  U.S. government bonds                            1305.1        662.4       1134.6        538.3        542.9
  Foreign government bonds                         1781.4       1804.4       1321.2       1447.5       1321.1
  Mortgage backed securities                       5144.5       4529.3       5080.5       4404.0       4160.4
  State and municipal bonds                         237.2        241.4         16.7         14.7         14.6
  Preferred stocks-redeemable                       177.4        195.5        174.6        164.7        161.2
  Common stocks                                     486.3        572.3        463.1        514.5        436.6
  Preferred stocks-equity                            71.2         88.2         79.8         89.5        113.1
  Mortgage loans                                   3240.7       3288.1       4393.1       4735.4       4663.0
  Real estate                                       655.0        576.0        488.7        256.2        282.0
  Policy loans                                      734.8        763.1       1840.0       1892.4       1960.9
  Other long-term investments                       445.3        464.8        432.0        401.8        463.3
                                                 --------      -------      -------     --------      -------
       Total Investments                          29730.0      29818.8      37929.5      35578.4      35368.6

Invest in unconsol affiliates                        21.0         21.0         18.8         25.8          6.4
Cash and invested cash                             1144.8       3794.7       2433.4       1895.9       1927.4
Property and equipment                              196.0        189.8        174.8        203.8        228.2
Premiums and fees receivable                        237.3        197.5        246.2        259.6        296.7
Accrued investment income                           417.6        423.0        528.5        533.2        546.4
Assets held in separate accounts                  28809.1      37138.8      43408.9      53654.2      50579.9
Federal income taxes recoverable                                              204.1        345.0        207.5
Amounts recoverable from reinsurers                2328.5       2350.8       3127.1       3954.3       3747.7
Deferred acquisition costs                         1689.7       1623.8       1964.4       2800.3       3070.5
Other intangible assets                             708.4        613.9       1848.4       1746.5       1557.0
Goodwill                                            351.7        457.7       1484.3       1423.0       1286.0
Other                                               596.4        544.8        468.0        675.7       1021.6
Discontinued operations - assets                   5482.7
                                                 --------      -------      -------     --------      -------
       Total Assets                               71713.4      77174.7      93836.3     103095.7      99844.1
                                                 ========      =======      =======     ========      =======


LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                        7812.4       8228.7      16434.2      17071.4      17841.2
  Health reserves                                  2153.0       2300.4       2600.1       2507.8       2523.8
  Unpaid claims-life and health                     438.8        682.0       1043.4       1269.8       1316.6
  Unearned premiums                                  53.7         55.3         62.3         75.8         46.5
  Premium deposit funds                           20894.6      19803.0      20171.9      19624.1      17715.5
  Participating policyholders' funds                 81.9         79.8        142.7        132.0        139.4
  Other policyholders' funds                        188.9        180.6        438.4        472.6        522.2
  Liab related to separate accounts               28809.1      37138.8      43408.9      53654.2      50579.9
                                                 --------      -------      -------     --------      -------
       Total Ins and Inv Contr Liabilities        60432.4      68468.5      84301.9      94807.7      90685.1

Federal income taxes                                161.5        487.8
Short-term debt                                     189.0        297.2        314.6        460.2        312.9
Long-term debt                                      626.3        511.0        712.2        712.0        712.2
Minority Interest - pref sec of a sub               315.0        315.0        745.0        745.0        745.0
Other liabilities                                  1417.4       2112.2       2374.6       2107.0       2434.7
Discontinued operations - liabilities              4101.9
                                                 --------      -------      -------     --------      -------
       Total Liabilities                          67243.5      72191.8      88448.3      98831.9      94890.0
                                                 --------      -------      -------     --------      -------

S/Hs' equity-unrealized gains-cont op.              276.4        436.0        552.4       (465.7)        12.0
S/Hs' equity-unrealized gains-disc op.              136.4
S/Hs' equity-foreign currency                        66.4         46.2         50.0         30.0         21.9
S/Hs' equity-other                                 3990.7       4500.7       4785.6       4699.6       4920.2
                                                 --------      -------      -------     --------      -------
       Total Shareholders' Equity                  4470.0       4982.9       5387.9       4263.9       4954.1
                                                 --------      -------      -------     --------      -------

       Total Liabilities
      and Shareholders' Equity                    71713.4      77174.7      93836.3     103095.7      99844.1
                                                 ========      =======      =======     ========      =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]                   $19.51       $22.48       $23.86       $24.14       $25.85
Common shares outstanding                           207.9        202.3        202.6        196.0        191.2







Quarterly Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]


                                                  Mar       Jun       Sep       Dec       Mar       Jun
                                                 1998      1998      1998      1998      1999      1999
                                              -------   -------   -------   -------   -------   -------
ASSETS

Investments
  Corporate bonds                             19447.1   20034.2   20986.1   22505.2   22450.1   21888.5
  U.S. government bonds                         764.9     812.3     968.1    1134.6    1489.4    1367.8
  Foreign government bonds                     1897.9    1681.4    1519.2    1321.2    1373.7    1339.7
  Mortgage backed securities                   5069.2    4908.3    4857.6    5080.5    5068.6    4788.5
  State and municipal bonds                     163.4     162.8      62.9      16.7      16.2      19.1
  Preferred stocks - redeemable                 190.2     188.0     160.0     174.6     179.8     175.8
  Common stocks                                 732.8     567.6     424.4     463.1     399.5     419.0
  Preferred stocks-equity                        91.9      81.3      80.5      79.8      81.3      86.7
  Mortgage loans                               4556.6    4434.9    4329.3    4393.1    4344.6    4570.5
  Real estate                                   567.7     499.0     459.6     488.7     471.8     449.8
  Policy loans                                 1404.8    1499.6    1517.1    1840.0    1842.4    1847.4
  Other long-term investments                   343.5     402.6     399.1     432.0     411.9     409.9
                                              -------   -------   -------   -------   -------   -------
       Total Investments                      35230.0   35271.8   35763.9   37929.5   38129.4   37362.6

Invest in unconsol affiliates                    22.5      23.1      17.4      18.8      20.5      22.3
Cash and invested cash                         2641.7    2414.1    2725.4    2433.4    2327.0    2151.1
Property and equipment                          191.0     191.7     200.9     174.8     178.0     180.7
Premiums and fees receivable                    204.6     250.8     241.6     246.2     241.8     269.0
Accrued investment income                       516.8     508.0     547.2     528.5     585.6     569.1
Assets held in separate accounts              41741.3   42247.2   37559.0   43408.9   44339.4   47864.3
Federal income taxes recoverable                 78.5     188.9               204.1     286.0     478.4
Amount recoverable from reinsurers             2290.3    2373.5    2454.5    3127.1    3124.5    3121.3
Deferred acquisition costs                     1695.7    1749.3    1848.0    1964.4    2112.2    2398.3
Other intangible assets                        1536.6    1255.0    1241.8    1848.4    1845.4    1764.9
Goodwill                                       1049.3    1168.7    1153.1    1484.3    1404.6    1428.3
Other                                           686.3     722.5     853.5     468.0     755.8     651.1
                                              -------   -------   -------   -------   -------   -------
       Total Assets                           87884.5   88364.6   84606.2   93836.3   95350.3   98261.4
                                              =======   =======   =======   =======   =======   =======

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                   12709.8   14103.3   12993.8   16434.2   16590.3   16536.4
  Health reserves                              2481.9    2547.5    2435.4    2600.1    2562.3    2528.2
  Unpaid claims-life and health                 652.3     740.4     768.4    1043.4    1022.9    1064.9
  Unearned premiums                              55.2      61.3      66.0      62.3      68.8      68.7
  Premium deposit funds                       20715.0   19094.9   20210.3   20171.9   20027.8   20012.6
  Participating policyholders' funds             83.3      74.8      86.3     142.7     132.6     125.7
  Other policyholders' funds                    235.8     233.8     235.7     438.4     440.4     441.2
  Liab related to separate accounts           41741.3   42247.2   37559.0   43408.9   44339.4   47864.3
                                              -------   -------   -------   -------   -------   -------
       Total Ins and Inv Contr Liabilities    78674.8   79103.1   74355.0   84301.9   85184.6   88642.1

Federal income taxes                                                  3.0
Short-term debt                                 364.9     277.1     354.4     314.6     281.8     380.2
Long-term debt                                  811.7     811.8     712.0     712.2     712.1     712.1
Minority Interest - pref sec of a sub           315.0     315.0     745.0     745.0     745.0     745.0
Other liabilities                              2663.9    2706.8    2909.2    2374.6    3319.3    2964.7
                                              -------   -------   -------   -------   -------   -------
       Total Liabilities                      82830.3   83213.8   79078.6   88448.3   90242.9   93444.1
                                              -------   -------   -------   -------   -------   -------
S/Hs' equity-unrealized gains-cont op.          475.0     469.5     773.7     552.4     254.6      (1.1)
S/Hs' equity-foreign currency                    52.4      51.8      59.8      50.0      30.1      20.7
S/Hs' equity-other                             4526.8    4629.5    4694.1    4785.6    4822.7    4797.8
                                              -------   -------   -------   -------   -------   -------
       Total Shareholders' Equity              5054.2    5150.8    5527.6    5387.9    5107.4    4817.4
                                              -------   -------   -------   -------   -------   -------
       Total Liabilities
       and Shareholders' Equity               87884.5   88364.6   84606.2   93836.3   95350.3   98261.4
                                              =======   =======   =======   =======   =======   =======
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]              $22.76    $23.22    $23.47    $23.86    $24.04    $24.18
Common shares outstanding                       201.2     201.6     202.6     202.6     201.8     199.3




                                                  Sep       Dec       Mar       Jun       Sep       Dec
                                                 1999      1999      2000      2000      2000      2000
                                              -------  --------  --------  --------  --------   -------
ASSETS

Investments
  Corporate bonds                             21560.5   21119.5   21188.0   20719.1   21064.7   21249.7
  U.S. government bonds                         991.0     538.3     572.4     566.2     575.5     542.9
  Foreign government bonds                     1369.6    1447.5    1416.4    1377.4    1277.7    1321.1
  Mortgage backed securities                   4601.2    4404.0    4393.4    4242.4    4172.5    4160.4
  State and municipal bonds                      14.8      14.7      14.7      14.1      14.3      14.6
  Preferred stocks - redeemable                 171.3     164.7     159.7     159.2     159.5     161.2
  Common stocks                                 423.9     514.5     496.4     467.8     479.9     436.6
  Preferred stocks-equity                        82.7      89.5      91.3      92.2      90.3     113.1
  Mortgage loans                               4772.7    4735.4    4833.9    4783.8    4767.3    4663.0
  Real estate                                   280.3     256.2     283.4     282.1     297.6     282.0
  Policy loans                                 1863.2    1892.4    1896.3    1914.7    1935.6    1960.9
  Other long-term investments                   401.2     401.8     428.8     438.2     470.5     463.3
                                              -------  --------  --------  --------  --------   -------
       Total Investments                      36532.4   35578.4   35774.6   35057.2   35305.4   35368.6

Invest in unconsol affiliates                    23.4      25.8                (0.9)      5.8       6.4
Cash and invested cash                         2342.9    1895.9    1510.1    1619.3    1435.9    1927.4
Property and equipment                          191.9     203.8     207.7     205.5     213.8     228.2
Premiums and fees receivable                    296.0     259.6     190.2     247.8     240.8     296.7
Accrued investment income                       602.9     533.2     575.0     544.0     569.2     546.4
Assets held in separate accounts              46228.8   53654.2   56907.6   54924.2   54410.9   50579.9
Federal income taxes recoverable                457.3     345.0     300.4     246.1     267.3     207.5
Amount recoverable from reinsurers             3315.6    3954.3    3851.0    3775.3    3774.7    3747.7
Deferred acquisition costs                     2614.5    2800.3    2870.4    2968.0    3048.0    3070.5
Other intangible assets                        1760.6    1746.5    1705.5    1646.7    1598.4    1557.0
Goodwill                                       1435.0    1423.0    1349.6    1335.4    1296.6    1286.0
Other                                           699.3     675.7    1097.8    1279.1    1076.4    1021.6
                                              -------  --------  --------  --------  --------   -------
       Total Assets                           96500.7  103095.7  106340.0  103847.6  103243.1   99844.1
                                              =======  ========  ========  ========  ========   =======

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                   16760.5   17071.4   17172.1   17247.3   17500.0   17841.2
  Health reserves                              2511.3    2507.8    2547.4    2494.2    2520.2    2523.8
  Unpaid claims-life and health                1162.6    1269.8    1177.3    1204.1    1202.8    1316.6
  Unearned premiums                              62.5      75.8      57.1      52.8      51.8      46.5
  Premium deposit funds                       19988.9   19624.1   18899.3   18407.2   18072.1   17715.5
  Participating policyholders' funds            120.2     132.0     130.7     130.4     135.4     139.4
  Other policyholders' funds                    445.9     472.6     478.9     490.6     500.7     522.2
  Liab related to separate accounts           46228.8   53654.2   56907.6   54924.2   54410.9   50579.9
                                              -------  --------  --------  --------  --------   -------
       Total Ins and Inv Contr Liabilities    87280.8   94807.7   97370.5   94950.8   94394.0   90685.1

Federal income taxes
Short-term debt                                 367.7     460.2     474.2     355.7     330.3     312.9
Long-term debt                                  712.0     712.0     712.0     712.1     712.2     712.2
Minority Interest - pref sec of a sub           745.0     745.0     745.0     745.0     745.0     745.0
Other liabilities                              2733.0    2107.0    2697.9    2860.3    2522.9    2434.7
                                              -------  --------  --------  --------  --------   -------
       Total Liabilities                      91838.5   98831.9  101999.6   99623.9   98704.5   94890.0
                                              -------  --------  --------  --------  --------   -------
S/Hs' equity-unrealized gains-cont op.         (103.8)   (465.7)   (411.2)   (556.6)   (337.7)     12.0
S/Hs' equity-foreign currency                    40.2      30.0      22.8      21.9      19.9      21.9
S/Hs' equity-other                             4725.7    4699.5    4728.8    4758.4    4856.4    4920.1
                                              -------  --------  --------  --------  --------   -------
       Total Shareholders' Equity              4662.2    4263.9    4340.4    4223.7    4538.6    4954.1
                                              -------  --------  --------  --------  --------   -------
       Total Liabilities
       and Shareholders' Equity               96500.7  103095.7  106340.0  103847.6  103243.1   99844.1
                                              =======  ========  ========  ========  ========   =======
Shareholders' Equity Per Share
 [Book Value, Securities at Cost]              $24.28    $24.14    $24.58    $25.01    $25.43    $25.85
Common shares outstanding                       196.3     196.0     193.3     191.1     191.8     191.2








Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31                       1996       1997       1998       1999       2000
                                                   ------     ------     ------     ------     ------
Operating Revenue
  Premiums                                           69.8       84.2       53.9       65.2       64.3
  Surrender charges                                  26.3       29.8       33.5       37.9       41.8
  Expense assessments                               276.7      367.2      459.9      536.2      628.4
  Other revenue and fees                              0.8        1.2        1.7       14.5       11.0
  Net investment income                            1385.9     1477.1     1501.6     1474.2     1393.5
                                                   ------     ------     ------     ------     ------
       Operating Revenue                           1759.5     1959.5     2050.6     2128.0     2138.9
                                                   ------     ------     ------     ------     ------
Benefits and Expenses
  Benefits paid or provided:
    Benefits                                        270.1      292.6      271.6      259.1      254.7
    Interest credited to policy bal.                910.3      974.4      955.2      925.2      866.1
  Underwriting, acquisition,
     insurance and other expenses                   348.5      415.0      498.8      560.8      575.5
  Goodwill amortization                               0.0        0.0        2.2        2.0       (0.6)
                                                   ------     ------     ------     ------     ------
       Total Benefits and Expenses                 1528.9     1682.0     1727.8     1747.1     1695.7
                                                   ------     ------     ------     ------     ------
         Income from Operations Before Tax          230.6      277.5      322.8      380.9      443.2

  Federal income taxes                               56.0       54.5       60.4       81.4       81.2
                                                   ------     ------     ------     ------     ------
       Income from Operations                       174.6      223.0      262.4      299.4      362.0

  Realized gain on investments                       29.6       40.3       11.4       (7.9)      (3.4)
                                                   ------     ------     ------     ------     ------
       Net Income                                   204.3      263.3      273.8      291.5      358.6
                                                   ======     ======     ======     ======     ======

Inc from Oper -Before Goodwill Amort.               174.6      223.0      264.6      301.5      361.4

Effective tax rate                                   24.3%      19.6%      18.7%      21.4%      18.3%

Operating Revenue                                  1759.5     1959.5     2050.6     2128.0     2138.9
Realized gains on investments                        45.6       63.5       17.5      (12.1)      (5.2)
                                                   ------     ------     ------     ------     ------
    Total Revenue                                  1805.0     2023.0     2068.1     2115.8     2133.7
                                                   ======     ======     ======     ======     ======
Average capital                                    1334.3     1373.0     1592.6     1562.0     1601.8
Return on average capital                            13.1%      16.2%      16.5%      19.2%      22.6%




Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]




                                       Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
                                      1998    1998    1998    1998    1999    1999    1999    1999    2000    2000    2000    2000
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Operating Revenue
   Premiums                           14.9    11.9    10.8    16.3    14.9    16.2    13.1    21.0    13.3    16.8    18.0    16.2
   Surrender charges                   8.8     8.8     8.3     7.6     8.6     9.3    10.1     9.8    11.1    11.2    10.4     9.1
   Expense assessments               112.4   119.3   115.6   112.6   119.8   133.3   142.6   140.5   155.1   155.7   163.4   154.2
   Other revenue and fees             (0.1)    0.6    (0.0)    1.2     3.9     3.2     0.9     6.4     2.2     0.6     4.6     3.5
   Net investment income             378.3   377.4   373.3   372.5   373.4   370.2   364.5   366.0   362.9   345.8   349.8   335.0
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
        Operating Revenue            514.3   518.0   508.0   510.2   520.7   532.3   531.2   543.7   544.6   530.1   546.2   518.1
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Benefits and Expenses
   Benefits paid or provided:
     Benefits                         66.6    68.7    67.5    68.9    61.9    65.0    55.0    77.2    61.6    65.7    68.4    59.0
     Interest credited to
        policy balances              249.3   236.8   235.6   233.6   228.2   232.9   230.1   234.1   228.2   219.4   205.4   213.2
   Underwriting, acquisition,
      insurance and other expenses   119.0   126.5   125.2   128.1   138.5   141.0   146.5   134.7   144.5   139.8   147.9   143.2
   Goodwill amortization               2.2    (1.7)    0.5     1.1     0.5     0.4     0.6     0.5    (1.5)    0.3     0.3     0.3
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
        Total Benefits and Expenses  437.1   430.3   428.7   431.6   429.1   439.2   432.2   446.5   432.8   425.2   421.9   415.7
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

          Income from Operations
             Before                   77.2    87.7    79.3    78.6    91.6    93.0    99.0    97.2   111.8   104.8   124.2   102.3

   Federal income taxes               12.7    18.4    13.8    15.4    17.2    17.1    23.6    23.5    23.3    20.7    21.3    15.9
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
        Income from Operations        64.5    69.3    65.5    63.2    74.4    75.9    75.4    73.7    88.5    84.1   102.9    86.4
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

  Realized gain on investments         6.4    12.7    (9.5)    1.8     2.4     0.5    (7.0)   (3.7)    2.7     0.3    (9.1)    2.8
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
        Net Income                    70.9    82.0    56.0    64.9    76.8    76.4    68.4    69.9    91.2    84.4    93.8    89.2
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Inc from Oper-Before
     Goodwill  Amortization           66.7    67.6    66.0    64.3    75.0    76.3    76.0    74.2    87.0    84.4   103.2    86.7

Effective tax rate                   16.5%   21.0%   17.4%   19.6%   18.8%   18.4%   23.8%   24.2%   20.8%   19.7%   17.1%   15.6%

Operating Revenue                    514.3   518.0   508.0   510.2   520.7   532.3   531.2   543.7   544.6   530.1   546.2   518.1
Realized gains on investments         11.5    18.0   (14.7)    2.7     3.7     0.7   (10.7)   (5.8)    4.2     0.4   (14.1)    4.2
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
     Total Revenue                   525.8   536.0   493.3   512.9   524.4   533.0   520.5   538.0   548.7   530.5   532.1   522.3
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Average capital                     1585.2  1587.5  1676.0  1521.5  1615.3  1602.4  1471.2  1559.0  1438.4  1647.7  1635.2  1686.0
Return on average capital            16.3%   17.5%   15.6%   16.6%   18.4%   19.0%   20.5%   18.9%   24.6%   20.4%   25.2%   20.5%








Annuities Segment
Annuity Account Value Roll Forward
Unaudited [Billions of Dollars]

                                                           1996         1997         1998         1999         2000
                                                         ------       ------       ------       ------       ------
Fixed Annuities- Bal Beg-of-Year                         14.645       17.634       17.214       18.111       18.210

  Gross Deposits                                          1.852        1.632        1.452        2.563        2.074
  Withdrawals (incl charges) & deaths                    (1.916)      (2.220)      (2.468)      (2.521)      (3.283)
                                                         ------       ------       ------       ------       ------
      Net cash flows                                     (0.063)      (0.588)      (1.016)       0.042       (1.209)
  Transfer from (to) var annuities                       (0.688)      (1.336)      (0.356)      (0.783)      (1.329)
  Interest credited                                       0.871        0.978        0.994        0.840        0.944
  Acq of new business/companies                           2.869        0.527        1.274
                                                         ------       ------       ------       ------       ------
     Fixed Annuities-Gross                               17.634       17.214       18.111       18.210       16.615
Reinsurance Ceded                                        (1.816)      (1.757)      (1.606)      (1.419)      (1.173)
                                                         ------       ------       ------       ------       ------
     Fixed Annuities-Bal End-of-Year                     15.818       15.458       16.505       16.791       15.442
                                                         ------       ------       ------       ------       ------

     Fixed Annuities Incremental Deposits *               1.410        1.412        1.265        2.310        1.918


Variable Annuities-Bal Beg-of-Year                       15.673       20.383       27.346       33.358       41.493

  Gross Deposits                                          2.746        2.695        2.791        2.553        3.165
  Withdrawals (incl charges) & deaths                    (1.454)      (2.038)      (3.019)      (3.760)      (4.830)
                                                         ------       ------       ------       ------       ------
      Net cash flows                                      1.292        0.657       (0.228)      (1.207)      (1.665)
  Transfer from (to) fixed annuities                      0.689        1.335        0.389        0.787        1.320
  Invest inc & change in mkt value                        2.729        4.971        5.414        8.555       (1.721)
  Acq(sale) of new business/companies                                               0.437
                                                         ------       ------       ------       ------       ------
     Var Annuities-Bal End-of-Year                       20.383       27.346       33.358       41.493       39.427
                                                         ------       ------       ------       ------       ------

     Variable Annuities Incremental Deposits *            2.626        2.585        2.641        2.409        2.667


 Total Annuities - Bal Beg-of-Year                       30.318       38.017       44.561       51.469       59.704

  Gross Deposits                                          4.598        4.327        4.244        5.116        5.239
  Withdrawals (incl charges) & deaths                    (3.369)      (4.258)      (5.487)      (6.281)      (8.113)
                                                         ------       ------       ------       ------       ------
    Net cash flows                                        1.229        0.069       (1.244)      (1.165)      (2.874)
  Transfers                                               0.001       (0.001)       0.033        0.004       (0.009)
  Interest credited & change in mkt value                 3.600        5.949        6.408        9.395       (0.777)
  Acq of new business/companies                           2.869        0.527        1.711
                                                         ------       ------       ------       ------       ------
     Total Gross Annuities-Bal End-of-Year               38.017       44.561       51.469       59.704       56.043
Reinsurance Ceded                                        (1.816)      (1.757)      (1.606)      (1.419)      (1.173)
                                                         ------       ------       ------       ------       ------
Total Annuities (Net of Ceded) - Bal End-of-Year         36.202       42.804       49.863       58.284       54.869
                                                         ======       ======       ======       ======       ======
     Total Annuities Incremental Deposits *               4.036        3.997        3.906        4.719        4.585

     Var Ann Under Agree - Included above                                           0.649        0.719        0.941

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.








 Annuities Segment
 Annuity Account Value Roll Forward
 Unaudited [Billions of Dollars]

                                                           Mar       Jun       Sep       Dec       Mar       Jun
                                                          1998      1998      1998      1998      1999      1999
                                                        ------    ------    ------    ------    ------    ------
Fixed Annuities-Bal Beg of Quarter                      17.214    18.305    18.101    18.123    18.111    18.225

  Gross Deposits                                         0.364     0.407     0.346     0.335     0.489     0.654
  Withdrawals (incl charges) & deaths                   (0.572)   (0.709)   (0.578)   (0.608)   (0.579)   (0.593)
                                                        ------    ------    ------    ------    ------    ------
      Net cash flows                                    (0.208)   (0.302)   (0.233)   (0.273)   (0.090)    0.061
  Transfer from (to) var annuities                      (0.223)   (0.153)    0.009     0.011    (0.034)   (0.211)
  Interest credited                                      0.251     0.249     0.246     0.249     0.238     0.228
  Acq of new business/companies                          1.271     0.002               0.001
                                                        ------    ------    ------    ------    ------    ------
     Fixed Annuities-Gross                              18.305    18.101    18.123    18.111    18.225    18.303
Reinsurance Ceded                                       (1.727)   (1.687)   (1.647)   (1.606)   (1.569)   (1.524)
                                                        ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End of Quarter                 16.578    16.414    16.476    16.505    16.656    16.779
                                                        ------    ------    ------    ------    ------    ------

     Fixed Annuities Incremental Deposits *              0.313     0.348     0.299     0.304     0.462     0.622


Variable Annuities-Bal Beg of Quarter                   27.346    32.933    33.458    29.476    33.358    34.148

  Gross Deposits                                         0.701     0.810     0.647     0.633     0.635     0.651
  Withdrawals (incl charges) & deaths                   (0.694)   (0.760)   (0.764)   (0.801)   (0.827)   (0.912)
                                                        ------    ------    ------    ------    ------    ------
      Net cash flows                                     0.007     0.050    (0.117)   (0.168)   (0.192)   (0.261)
  Transfer from (to) fixed annuities                     0.226     0.151    (0.016)    0.028     0.034     0.213
  Invest inc & change in mkt value                       3.534     0.324    (3.849)    5.405     0.948     3.133
  Acq(sale) of new business/companies                    1.820                        (1.383)
                                                        ------    ------    ------    ------    ------    ------
     Var Annuities-Bal End of Quarter                   32.933    33.458    29.476    33.358    34.148    37.233
                                                        ------    ------    ------    ------    ------    ------

     Variable Annuities Incremental Deposits             0.673     0.768     0.615     0.585     0.606     0.622


 Total Annuities -Bal Beg of Quarter                    44.561    51.238    51.559    47.599    51.469    52.373

  Gross Deposits                                         1.065     1.217     0.993     0.968     1.124     1.305
  Withdrawals (incl charges) & deaths                   (1.266)   (1.469)   (1.343)   (1.409)   (1.406)   (1.505)
                                                        ------    ------    ------    ------    ------    ------
    Net cash flows                                      (0.201)   (0.252)   (0.350)   (0.441)   (0.282)   (0.200)
  Transfers                                              0.003    (0.002)   (0.007)    0.039               0.002
  Interest credited & change in mkt value                3.785     0.573    (3.603)    5.654     1.186     3.361
  Acq of new business/companies                          3.091     0.002              (1.382)
                                                        ------    ------    ------    ------    ------    ------
     Total Gross Annuities-Bal End of Quarter           51.238    51.559    47.599    51.469    52.373    55.536
Reinsurance Ceded                                       (1.727)   (1.687)   (1.647)   (1.606)   (1.569)   (1.524)
                                                        ------    ------    ------    ------    ------    ------
Total Annuities (Net of Ceded) - Bal End of Quarter     49.511    49.873    45.953    49.863    50.804    54.012
                                                        ======    ======    ======    ======    ======    ======

     Total Annuities Incremental Deposits *              0.986     1.116     0.914     0.889     1.068     1.244

     Var Ann Under Agree - Included above                2.033     2.116     1.836     0.649     0.651     0.685



                                                           Sep       Dec       Mar       Jun       Sep       Dec
                                                          1999      1999      2000      2000      2000      2000
                                                        ------    ------    ------    ------    ------    ------
Fixed Annuities-Bal Beg of Quarter                      18.303    18.406    18.210    17.615    17.200    16.930

  Gross Deposits                                         0.678     0.741     0.589     0.490     0.513     0.482
  Withdrawals (incl charges) & deaths                   (0.567)   (0.782)   (0.875)   (0.796)   (0.802)   (0.810)
                                                        ------    ------    ------    ------    ------    ------
      Net cash flows                                     0.111    (0.040)   (0.287)   (0.307)   (0.288)   (0.328)
  Transfer from (to) var annuities                      (0.238)   (0.300)   (0.550)   (0.346)   (0.217)   (0.216)
  Interest credited                                      0.231     0.144     0.241     0.238     0.235     0.230
  Acq of new business/companies
                                                        ------    ------    ------    ------    ------    ------
     Fixed Annuities-Gross                              18.406    18.210    17.615    17.200    16.930    16.615
Reinsurance Ceded                                       (1.473)   (1.419)   (1.363)   (1.291)   (1.230)   (1.173)
                                                        ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End of Quarter                 16.934    16.791    16.252    15.909    15.700    15.442
                                                        ------    ------    ------    ------    ------    ------

     Fixed Annuities Incremental Deposits *              0.644     0.582     0.560     0.447     0.464     0.447


Variable Annuities-Bal Beg of Quarter                   37.233    35.613    41.493    44.640    43.097    42.743

  Gross Deposits                                         0.634     0.634     0.797     0.793     0.729     0.846
  Withdrawals (incl charges) & deaths                   (0.938)   (1.084)   (1.210)   (1.168)   (1.253)   (1.199)
                                                        ------    ------    ------    ------    ------    ------
      Net cash flows                                    (0.304)   (0.450)   (0.413)   (0.375)   (0.524)   (0.353)
  Transfer from (to) fixed annuities                     0.237     0.303     0.549     0.343     0.216     0.212
  Invest inc & change in mkt value                      (1.553)    6.027     3.011    (1.511)   (0.046)   (3.175)
  Acq(sale) of new business/companies
                                                        ------    ------    ------    ------    ------    ------
     Var Annuities-Bal End of Quarter                   35.613    41.493    44.640    43.097    42.743    39.427
                                                        ------    ------    ------    ------    ------    ------

     Variable Annuities Incremental Deposits             0.589     0.592     0.732     0.699     0.586     0.650


 Total Annuities -Bal Beg of Quarter                    55.536    54.020    59.704    62.255    60.297    59.673

  Gross Deposits                                         1.312     1.375     1.386     1.283     1.242     1.328
  Withdrawals (incl charges) & deaths                   (1.505)   (1.865)   (2.085)   (1.964)   (2.055)   (2.009)
                                                        ------    ------    ------    ------    ------    ------
    Net cash flows                                      (0.193)   (0.490)   (0.700)   (0.682)   (0.812)   (0.681)
  Transfers                                             (0.001)    0.003    (0.001)   (0.003)   (0.001)   (0.004)
  Interest credited & change in mkt value               (1.322)    6.171     3.252    (1.273)    0.189    (2.945)
  Acq of new business/companies
                                                        ------    ------    ------    ------    ------    ------
     Total Gross Annuities-Bal End of Quarter           54.020    59.704    62.255    60.297    59.673    56.043
Reinsurance Ceded                                       (1.473)   (1.419)   (1.363)   (1.291)   (1.230)   (1.173)
                                                        ------    ------    ------    ------    ------    ------
Total Annuities (Net of Ceded) - Bal End of Quarter     52.547    58.284    60.892    59.006    58.443    54.869
                                                        ======    ======    ======    ======    ======    ======

     Total Annuities Incremental Deposits *              1.233     1.174     1.292     1.145     1.050     1.097

     Var Ann Under Agree - Included above                0.639     0.719     0.866     0.868     0.962     0.941

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.








Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]
                                                      1996     1997     1998     1999     2000
                                                    ------    -----   ------   ------   ------
Operating Revenue
  Premiums                                            62.4     64.8    185.9    235.8    227.3
  Surrender charges                                   10.5      9.8     52.1     66.3     66.4
  Mortality assessments                              159.7    161.2    350.1    444.6    465.2
  Expense assessments                                 27.8     28.6    146.2    165.8    191.8
  Other revenue and fees                               6.7      9.0      2.6      9.8     14.2
  Net investment income                              260.6    268.2    642.6    840.1    871.5
                                                    ------    -----   ------   ------   ------
       Operating Revenue                             527.6    541.5   1379.5   1762.6   1836.4
                                                    ------    -----   ------   ------   ------

Benefits and Expenses
  Benefits paid or provided:
    Benefits                                         136.5    143.6    371.2    430.5    411.5
    Div accum & div to policyholders                  24.1     20.4     70.7     81.5     80.8
    Interest credited to policy bal.                 151.9    153.0    393.1    493.8    525.4
  Underwriting, acquisition,
     insurance and other expenses                    154.1    172.1    293.1    399.1    384.8
  Goodwill amortization                                0.1      0.1     19.7     23.4     23.7
  Interest expense                                                                0.0      0.0
                                                    ------    -----   ------   ------   ------
       Total Benefits and Expenses                   466.8    489.3   1147.8   1428.2   1426.3
                                                    ------    -----   ------   ------   ------

         Income from Operations Before Tax            60.8     52.3    231.6    334.3    410.1

  Federal income taxes                                19.6     12.4     82.4    122.3    150.1
                                                    ------    -----   ------   ------   ------
       Income from Operations                         41.2     39.9    149.2    212.0    259.9

  Realized gain on investments                        10.5     (0.8)    (1.7)    (0.5)   (10.7)
  Restructuring charges                                                (20.0)
                                                    ------    -----   ------   ------   ------
       Net Income                                     51.8     39.1    127.5    211.5    249.3
                                                    ======    =====   ======   ======   ======
Inc from Oper -Before Goodwill Amort.                 41.4     40.0    168.9    235.4    283.6
Effective tax rate                                   32.2%    23.7%    35.6%    36.6%    36.6%

Operating Revenue                                    527.6    541.5  1,379.5   1762.6   1836.4
Realized gains on investments                         21.6      3.2     (1.0)    (2.2)   (17.4)
                                                    ------    -----   ------   ------   ------
    Total Revenue                                    549.2    544.8  1,378.5   1760.4   1819.0
                                                    ======    =====   ======   ======   ======
Average capital                                      388.2    384.9   1948.0   2712.3   2640.2
Return on average capital                            10.6%    10.4%     7.7%     7.8%     9.8%

----------------------------------------------------------------------------------------------

First Year Premiums by Product (Billions)
  Lincoln Life
    Universal Life                                                              0.225    0.190
    Variable Universal Life                                                     0.129    0.209
    Whole Life                                                                  0.024    0.022
    Term                                                                        0.004    0.003
                                                    ------    -----   ------   ------   ------
        Subtotal                                                                0.381    0.423
    Corporate Owned Life Insurance (COLI)                                       0.015    0.087
                                                    ------    -----   ------   ------   ------
        Total Lincoln Life                           0.082    0.071    0.238    0.396    0.510
                                                    ------    -----   ------   ------   ------
First Penn-Pacific
    Universal Life                                                              0.114    0.094
    Term                                                                        0.047    0.045
                                                    ------    -----   ------   ------   ------
        Total First Penn-Pacific                     0.134    0.134    0.154    0.160    0.139
                                                    ------    -----   ------   ------   ------
    Total  Segment by Product                        0.216    0.205    0.391    0.556    0.649
                                                    ======    =====   ======   ======   ======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                      0.181    0.195
Lincoln Financial Distributors                                                  0.375    0.455
                                                    ------    -----   ------   ------   ------
    Total by Distribution                            0.216    0.205    0.391    0.556    0.649
                                                    ======    =====   ======   ======   ======

Individual Life Insurance In-Force (Billions)
  Universal Life & Other                            32.876   32.827  105.837  109.288  115.872
  Term Insurance                                    16.284   30.337   67.076   85.701  100.130
                                                    ------    -----   ------   ------   ------
     Total  Life Segment In-Force                   49.160   63.164  172.914  194.988  216.002
                                                    ======    =====   ======   ======   ======





Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Quarter Ended                                  Mar      Jun      Sep      Dec      Mar      Jun
                                                      1998     1998     1998     1998     1999     1999
                                                   -------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                            32.3     32.6     40.8     80.2     54.5     57.8
  Surrender charges                                   12.1     11.4     11.0     17.6     14.7     16.5
  Mortality assessments                               82.6     85.3     60.4    121.8    108.8    111.4
  Expense assessments                                 29.0     29.8     36.5     50.8     39.6     35.4
  Other revenue and fees                               5.3     (5.2)    (0.1)     2.5      1.9      1.6
  Net investment income                              140.3    150.1    144.8    207.5    207.9    207.8
                                                   -------  -------  -------  -------  -------  -------
       Operating Revenue                             301.6    304.1    293.4    480.4    427.4    430.6
                                                   -------  -------  -------  -------  -------  -------

Benefits and Expenses
  Benefits paid or provided:
    Benefits                                          76.7     87.6     72.0    134.9    103.6    108.7
    Div accum & div to policyholders                  17.8      8.3     18.4     26.3     20.3     21.0
    Interest credited to policy bal.                 105.1     91.3     74.7    122.0    125.8    123.0
  Underwriting, acquisition,
     insurance and other expenses                     62.1     55.0     69.4    106.6     95.7     86.5
  Goodwill amortization                                1.2      7.4      4.0      7.1      5.9      5.0
                                                   -------  -------  -------  -------  -------  -------
       Total Benefits and Expenses                   262.8    249.6    238.5    396.9    351.2    344.1
                                                   -------  -------  -------  -------  -------  -------

         Income from Operations
         Before Tax                                   38.7     54.5     54.9     83.5     76.1     86.5

  Federal income taxes                                13.5     18.6     18.8     31.6     28.1     32.0

                                                   -------  -------  -------  -------  -------  -------
       Income from Operations                         25.3     35.9     36.2     51.9     48.1     54.4
                                                   -------  -------  -------  -------  -------  -------

  Realized gain on investments                         1.1      4.2     (1.0)    (6.1)    (1.8)    (2.9)
  Restructuring charges                              (20.0)
                                                   -------  -------  -------  -------  -------  -------
       Net Income                                      6.4     40.0     35.2     45.8     46.3     51.5
                                                   =======  =======  =======  =======  =======  =======

Inc from Oper -Before
    Goodwill  Amortization                            26.5     43.2     40.1     59.0     54.0     59.5

Effective tax rate                                   34.7%    34.2%    34.1%    37.9%    36.9%    37.0%

Operating Revenue                                    301.6    304.1    293.4    480.4    427.4    430.6
Realized gains on investments                          2.1      7.2     (0.6)    (9.7)    (3.4)    (4.4)
                                                   -------  -------  -------  -------  -------  -------
    Total Revenue                                    303.6    311.3    292.8    470.7    424.0    426.3
                                                   =======  =======  =======  =======  =======  =======

Average capital                                     1549.4   1820.5   1895.1   2527.0   2716.6   2739.4
Return on average capital                             6.5%     7.9%     7.6%     8.2%     7.1%     7.9%

-------------------------------------------------------------------------------------------------------
First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                                                       0.043    0.051
    Variable Universal Life                                                              0.027    0.024
    Whole Life                                                                           0.004    0.005
    Term                                                                                 0.000    0.001
                                                                                       -------  -------
        Subtotal                                                                         0.075    0.081
    Corporate Owned Life Insurance (COLI)                                                0.002    0.007
                                                                                       -------  -------
        Total Lincoln Life                           0.040    0.049    0.044    0.103    0.077    0.088
                                                   -------  -------  -------  -------  -------  -------

First Penn-Pacific
    Universal Life                                                                       0.029    0.029
    Term                                                                                 0.013    0.012
                                                                                       -------  -------
        Total First Penn-Pacific                     0.031    0.039    0.040    0.043    0.042    0.040
                                                   -------  -------  -------  -------  -------  -------

    Total  Segment by Product                        0.072    0.088    0.084    0.147    0.119    0.128
                                                   =======  =======  =======  =======  =======  =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                               0.039    0.033
Lincoln Financial Distributors                                                           0.080    0.095
                                                   -------  -------  -------  -------  -------  -------
    Total by Distribution                            0.072    0.088    0.084    0.147    0.119    0.128
                                                   =======  =======  =======  =======  =======  =======

Individual Insurance In-Force (Billions)
  Universal Life & Other                            68.799   69.249   69.785  105.837  105.090  106.047
  Term Insurance                                    39.985   45.944   52.057   67.076   73.452   78.431
                                                   -------  -------  -------  -------  -------  -------
     Total Segment In-Force                        108.784  115.193  121.842  172.914  178.542  184.478
                                                   =======  =======  =======  =======  =======  =======



Life Insurance Segment (contunued)
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                  Sep      Dec      Mar      Jun      Sep      Dec
                                                      1999     1999     2000     2000     2000     2000
                                                   -------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                            52.4     71.1     53.0     56.3     50.9     67.1
  Surrender charges                                   17.1     18.0     16.2     16.5     13.8     19.9
  Mortality assessments                              110.5    113.9    112.2    114.5    116.3    122.1
  Expense assessments                                 42.8     48.0     45.3     44.1     46.9     55.5
  Other revenue and fees                               2.4      3.9      3.2      3.6      3.8      3.7
  Net investment income                              209.6    214.8    215.6    215.5    220.6    219.7
                                                   -------  -------  -------  -------  -------  -------
      Operating Revenue                              434.9    469.6    445.5    450.5    452.4    488.0
                                                   -------  -------  -------  -------  -------  -------

Benefits and Expenses
  Benefits paid or provided:
    Benefits                                         105.4    112.8     98.4     96.3     95.8    121.0
    Div accum & div to policyholders                  19.2     21.0     20.4     18.7     16.4     25.3
    Interest credited to policy bal.                 122.8    122.3    126.3    128.7    134.0    136.5
  Underwriting, acquisition,
     insurance and other expenses                     99.1    117.8     99.4    100.9     94.9     89.6
  Goodwill amortization                                6.4      6.0      5.9      5.9      5.9      5.9
                                                   -------  -------  -------  -------  -------  -------
       Total Benefits and Expenses                   353.0    379.9    350.3    350.6    347.0    378.4
                                                   -------  -------  -------  -------  -------  -------

         Income from Operations
         Before Tax                                   82.0     89.8     95.2     99.9    105.4    109.6

  Federal income taxes                                29.4     32.8     34.8     37.4     38.9     39.0

                                                   -------  -------  -------  -------  -------  -------
       Income from Operations                         52.6     57.0     60.4     62.4     66.5     70.6
                                                   -------  -------  -------  -------  -------  -------

  Realized gain on investments                         1.4      2.8     (2.4)    (4.0)     1.0     (5.2)
  Restructuring charges
                                                   -------  -------  -------  -------  -------  -------
       Net Income                                     54.0     59.7     58.1     58.4     67.4     65.4
                                                   =======  =======  =======  =======  =======  =======

Inc from Oper-Before
    Goodwill  Amortization                            59.0     63.0     66.3     68.4     72.4     76.5

Effective tax rate                                   35.9%    36.5%    36.5%    37.5%    36.9%    35.6%

Operating Revenue                                    434.9    469.6    445.5    450.5    452.4    488.0
Realized gains on investments                          2.1      3.4     (3.8)    (6.3)     0.8     (8.1)
                                                   -------  -------  -------  -------  -------  -------
    Total Revenue                                    437.1    473.1    441.7    444.2    453.2    479.9
                                                   =======  =======  =======  =======  =======  =======

Average capital                                     2707.4   2686.0   2655.3   2615.0   2650.5   2640.0
Return on average capital                             7.8%     8.5%     9.1%     9.6%    10.0%    10.7%

-------------------------------------------------------------------------------------------------------
First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                   0.044    0.086    0.046    0.042    0.047    0.056
    Variable Universal Life                          0.027    0.052    0.042    0.043    0.052    0.072
    Whole Life                                       0.006    0.008    0.004    0.005    0.006    0.008
    Term                                             0.001    0.001    0.001    0.001    0.000    0.001
                                                   -------  -------  -------  -------  -------  -------
        Subtotal                                     0.078    0.147    0.093    0.089    0.105    0.137
    Corporate Owned Life Insurance (COLI)            0.002    0.004    0.013    0.019    0.006    0.049
                                                   -------  -------  -------  -------  -------  -------
        Total Lincoln Life                           0.081    0.151    0.105    0.109    0.111    0.186
                                                   -------  -------  -------  -------  -------  -------

First Penn-Pacific
    Universal Life                                   0.030    0.026    0.026    0.021    0.024    0.023
    Term                                             0.011    0.011    0.013    0.013    0.010    0.009
                                                   -------  -------  -------  -------  -------  -------
        Total First Penn-Pacific                     0.041    0.037    0.039    0.034    0.035    0.032
                                                   -------  -------  -------  -------  -------  -------

    Total  Segment by Product                        0.121    0.188    0.144    0.142    0.145    0.218
                                                   =======  =======  =======  =======  =======  =======


First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                           0.038    0.071    0.044    0.035    0.050    0.065
Lincoln Financial Distributors                       0.084    0.117    0.100    0.107    0.095    0.153
                                                   -------  -------  -------  -------  -------  -------
    Total by Distribution                            0.121    0.188    0.144    0.142    0.145    0.218
                                                   =======  =======  =======  =======  =======  =======

Individual Insurance In-Force (Billions)
  Universal Life & Other                           106.945  109.288  108.817  110.448  112.884  115.872
  Term Insurance                                    81.963   85.701   92.857   97.039   98.424  100.130
                                                   -------  -------  -------  -------  -------  -------
     Total Segment In-Force                        188.908  194.988  201.674  207.487  211.308  216.002
                                                   =======  =======  =======  =======  =======  =======





Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]





                                                       1996     1997     1998     1999     2000
                                                    -------  -------  -------  -------  -------
Lincoln Life
Universal Life-Bal Beg-of-Year                        1.507    1.538    1.479    5.093    5.385

  Deposits                                            0.160    0.136    0.527    0.861    0.819
  Withdrawals & deaths                               (0.221)  (0.284)  (0.575)  (0.385)  (0.347)
                                                    -------  -------  -------  -------  -------
      Net cash flows                                 (0.061)  (0.148)  (0.048)   0.475    0.472
  Policyholder assessments                                                      (0.483)  (0.518)
  Interest credited                                   0.092    0.088    0.285    0.300    0.306
  Acq of new business/companies                       0.000    0.000    3.378    0.000    0.000
                                                    -------  -------  -------  -------  -------
     Universal Life-Bal End of Year (1)               1.538    1.479    5.093    5.385    5.645
                                                    -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg-of-Year               0.239    0.339    0.480    1.200    1.605

  Deposits                                            0.095    0.106    0.193    0.326    0.607
  Withdrawals & deaths                               (0.030)  (0.040)  (0.100)  (0.099)  (0.132)
                                                    -------  -------  -------  -------  -------
      Net cash flows                                  0.065    0.065    0.093    0.228    0.475
  Policyholder assessments                                                      (0.084)  (0.141)
  Invest inc & chg in mkt value                       0.035    0.076    0.105    0.370   (0.130)
  Acq of new business/transfers between segments      0.000    0.000    0.522   (0.110)   0.000
                                                    -------  -------  -------  -------  -------
      Variable Universal Life -Bal End-of-Year        0.339    0.480    1.200    1.605    1.808
                                                    -------  -------  -------  -------  -------

Interest Sensitive Whole Life - Bal Beg-of-Year                                  1.784    1.963

  Deposits                                                              0.340    0.355    0.322
  Withdrawals & deaths                                                 (0.294)  (0.162)  (0.168)
                                                                      -------  -------  -------
      Net cash flows                                                    0.046    0.193    0.154
  Policyholder assessments                                                      (0.168)  (0.168)
  Interest credited                                                     0.096    0.109    0.113
  Acq of new business/companies                                         1.642    0.045
                                                                      -------  -------  -------
     Int Sensitive Whole Life-Bal End -of -Year                         1.784    1.963    2.062
                                                                      -------  -------  -------
 Total Lincoln Life -Bal Beg-of-Year                  1.746    1.877    1.959    8.077    8.952

  Deposits                                            0.255    0.242    1.059    1.542    1.749
  Withdrawals & deaths                               (0.251)  (0.324)  (0.968)  (0.646)  (0.647)
                                                    -------  -------  -------  -------  -------
      Net cash flows                                  0.004   (0.082)   0.091    0.896    1.102
  Policyholder assessments                                                      (0.734)  (0.827)
  Invest inc & chg in mkt value                       0.127    0.164    0.486    0.778    0.289
  Acq of new business/transfers between segments                        5.542   (0.065)
                                                    -------  -------  -------  -------  -------
     Total Lincoln Life-Bal End-of-Year               1.877    1.959    8.077    8.952    9.516
                                                    -------  -------  -------  -------  -------

     VUL Under Agree -included above                                    0.631    0.704    0.609
                                                                      -------  -------  -------

-----------------------------------------------------------------------------------------------
First Penn-Pacific (FPP)
Universal Life-Bal Beg-of-Year                        0.883    0.992    1.079    1.166    1.265

  Deposits                                            0.150    0.142    0.148    0.156    0.135
  Withdrawals & deaths                               (0.098)  (0.115)  (0.126)  (0.067)  (0.079)
                                                    -------  -------  -------  -------  -------
      Net cash flows                                  0.052    0.027    0.022    0.089    0.056
  Policyholder assessments                                                      (0.060)  (0.065)
  Interest credited                                   0.056    0.061    0.065    0.071    0.076
                                                    -------  -------  -------  -------  -------
     FPP Universal Life-Bal End-of-Year               0.992    1.079    1.166    1.265    1.331
                                                    -------  -------  -------  -------  -------

-----------------------------------------------------------------------------------------------
Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                       2.629    2.869    3.038    9.243   10.217

  Deposits                                            0.405    0.384    1.207    1.698    1.884
  Withdrawals & deaths                               (0.349)  (0.439)  (1.095)  (0.713)  (0.727)
                                                    -------  -------  -------  -------  -------
      Net cash flows                                  0.056   (0.056)   0.113    0.985    1.158
  Policyholder assessments                                                      (0.795)  (0.893)
  Invest inc & change in market value                 0.183    0.225    0.551    0.849    0.364
  Acq(sale) of new business/companies                                   5.542   (0.065)
                                                    -------  -------  -------  -------  -------
     Total Segment -Bal End-of-Year                   2.869    3.038    9.243   10.217   10.847
                                                    =======  =======  =======  =======  =======

-----------------------------------------------------------------------------------------------
(1) Includes fixed investment option of VUL products.





Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]





For the Quarter Ended                                    Mar      Jun      Sep      Dec      Mar      Jun
                                                        1998     1998     1998     1998     1999     1999
                                                      ------  -------  -------  -------  -------  -------
Lincoln Life
Universal Life-Bal Beg of Quarter                      1.479    2.907    2.939    3.013    5.093    5.183

  Deposits                                             0.095    0.114    0.095    0.223    0.194    0.199
  Withdrawals & deaths                                (0.149)  (0.127)  (0.063)  (0.236)  (0.050)  (0.135)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                  (0.054)  (0.013)   0.032   (0.013)   0.144    0.064
  Policyholder assessments                                                                (0.116)  (0.118)
  Interest credited                                    0.045    0.045    0.042    0.152    0.062    0.089
  Acq of new business/companies                        1.437   (0.000)            1.941
                                                      ------  -------  -------  -------  -------  -------
     Universal Life-Bal End of Quarter (1)             2.907    2.939    3.013    5.093    5.183    5.219
                                                      ------  -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg of Quarter             0.480    0.576    0.608    0.561    1.200    1.177

  Deposits                                             0.028    0.035    0.035    0.095    0.077    0.068
  Withdrawals & deaths                                (0.012)  (0.013)  (0.013)  (0.063)  (0.011)  (0.013)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.017    0.022    0.022    0.032    0.066    0.055
  Policyholder assessments                                                                (0.020)  (0.020)
  Invest inc & chg in mkt value                        0.061    0.010   (0.069)   0.103    0.040    0.087
  Acq of new business/transfers between segments       0.018                      0.504   (0.110)
                                                      ------  -------  -------  -------  -------  -------
      Variable Universal Life -Bal End of Quarter      0.576    0.608    0.561    1.200    1.177    1.298
                                                      ------  -------  -------  -------  -------  -------

Interest Sensitive Whole Life - Bal Beg of Quarter              1.695    1.730    1.729    1.784    1.865

  Deposits                                             0.065    0.073    0.086    0.116    0.083    0.073
  Withdrawals & deaths                                (0.033)  (0.060)  (0.116)  (0.085)  (0.039)  (0.030)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.032    0.013   (0.030)   0.031    0.044    0.044
  Policyholder assessments                                                                (0.039)  (0.039)
  Interest credited                                    0.021    0.022    0.029    0.024    0.030    0.025
  Acq of new business/companies                        1.642                               0.045
                                                      ------  -------  -------  -------  -------  -------
     Int Sensitive Whole Life-Bal End of Quarter       1.695    1.730    1.729    1.784    1.865    1.895
                                                      ------  -------  -------  -------  -------  -------

 Total Lincoln Life -Bal Beg of Quarter                1.959    5.178    5.276    5.303    8.077    8.225

  Deposits                                             0.188    0.222    0.216    0.433    0.354    0.340
  Withdrawals & deaths                                (0.194)  (0.200)  (0.192)  (0.383)  (0.100)  (0.178)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                  (0.005)   0.022    0.024    0.050    0.254    0.163
  Policyholder assessments                                                                (0.174)  (0.176)
  Invest inc & chg in mkt value                        0.128    0.077    0.003    0.279    0.132    0.201
  Acq of new business/transfers between segments       3.097   (0.000)            2.445   (0.065)
                                                      ------  -------  -------  -------  -------  -------
     Total Lincoln Life - Bal End of Quarter           5.178    5.276    5.303    8.077    8.225    8.412
                                                      ------  -------  -------  -------  -------  -------

     VUL Under Agree -included above                   0.027    0.040    0.044    0.631    0.699    0.770
                                                      ------  -------  -------  -------  -------  -------
---------------------------------------------------------------------------------------------------------
First Penn-Pacific (FPP)
Universal Life-Bal Beg of Quarter                      1.079    1.098    1.118    1.140    1.166    1.191

  Deposits                                             0.032    0.037    0.038    0.041    0.040    0.039
  Withdrawals & deaths                                (0.028)  (0.034)  (0.032)  (0.032)  (0.017)  (0.017)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.004    0.003    0.006    0.009    0.023    0.022
  Policyholder assessments                                                                (0.015)  (0.015)
  Interest credited                                    0.016    0.016    0.016    0.017    0.017    0.017
                                                      ------  -------  -------  -------  -------  -------
     FPP Universal Life-Bal End of Quarter             1.098    1.118    1.140    1.166    1.191    1.215
                                                      ------  -------  -------  -------  -------  -------
---------------------------------------------------------------------------------------------------------
Total Segment- Life Insurance Account Values
Bal Beg of Quarter                                     3.038    6.276    6.394    6.443    9.243    9.416

  Deposits                                             0.220    0.259    0.254    0.475    0.394    0.379
  Withdrawals & deaths                                (0.222)  (0.233)  (0.224)  (0.415)  (0.117)  (0.195)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                  (0.002)   0.025    0.030    0.060    0.277    0.185
  Policyholder assessments                                                                (0.189)  (0.192)
  Invest inc & change in market value                  0.143    0.093    0.019    0.295    0.149    0.219
  Acq(sale) of new business/companies                  3.097   (0.000)   0.000    2.445   (0.065)   0.000
                                                      ------  -------  -------  -------  -------  -------
     Total Segment -Bal End of Quarter                 6.276    6.394    6.443    9.243    9.416    9.628
                                                      ======  =======  =======  =======  =======  =======
---------------------------------------------------------------------------------------------------------





Life Insurance Segment (continued)
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]


For the Quarter Ended                                    Sep      Dec      Mar      Jun      Sep      Dec
                                                        1999     1999     2000     2000     2000     2000
                                                      ------  -------  -------  -------  -------  -------
Lincoln Life
Universal Life-Bal Beg of Quarter                      5.219    5.279    5.385    5.449    5.486    5.562

  Deposits                                             0.198    0.270    0.216    0.181    0.192    0.231
  Withdrawals & deaths                                (0.091)  (0.110)  (0.097)  (0.093)  (0.064)  (0.093)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.107    0.160    0.118    0.088    0.128    0.139
  Policyholder assessments                            (0.121)  (0.129)  (0.129)  (0.127)  (0.129)  (0.133)
  Interest credited                                    0.073    0.075    0.075    0.076    0.077    0.078
  Acq of new business/companies                        0.000
                                                      ------  -------  -------  -------  -------  -------
     Universal Life-Bal End of Quarter (1)             5.279    5.385    5.449    5.486    5.562    5.645
                                                      ------  -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg of Quarter             1.298    1.285    1.605    1.771    1.764    1.812

  Deposits                                             0.074    0.107    0.112    0.128    0.123    0.245
  Withdrawals & deaths                                (0.049)  (0.025)  (0.019)  (0.028)  (0.037)  (0.048)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.025    0.082    0.093    0.100    0.085    0.197
  Policyholder assessments                            (0.020)  (0.024)  (0.032)  (0.033)  (0.036)  (0.041)
  Invest inc & chg in mkt value                       (0.018)   0.262    0.105   (0.074)  (0.001)  (0.160)
  Acq of new business/transfers between segments       0.000    0.000
                                                      ------  -------  -------  -------  -------  -------
      Variable Universal Life -Bal End of Quarter      1.285    1.605    1.771    1.764    1.812    1.808
                                                      ------  -------  -------  -------  -------  -------

Interest Sensitive Whole Life - Bal Beg of Quarter     1.895    1.922    1.963    1.970    1.993    2.026

  Deposits                                             0.086    0.113    0.060    0.071    0.079    0.113
  Withdrawals & deaths                                (0.044)  (0.050)  (0.042)  (0.037)  (0.033)  (0.056)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.043    0.062    0.018    0.034    0.045    0.057
  Policyholder assessments                            (0.042)  (0.048)  (0.039)  (0.040)  (0.040)  (0.050)
  Interest credited                                    0.027    0.026    0.028    0.028    0.027    0.029
  Acq of new business/companies
                                                      ------  -------  -------  -------  -------  -------
     Int Sensitive Whole Life-Bal End of Quarter       1.922    1.963    1.970    1.993    2.026    2.062
                                                      ------  -------  -------  -------  -------  -------

 Total Lincoln Life -Bal Beg of Quarter                8.412    8.485    8.952    9.190    9.242    9.400

  Deposits                                             0.358    0.490    0.387    0.380    0.393    0.589
  Withdrawals & deaths                                (0.184)  (0.185)  (0.158)  (0.158)  (0.135)  (0.196)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.175    0.305    0.229    0.222    0.258    0.392
  Policyholder assessments                            (0.183)  (0.201)  (0.199)  (0.200)  (0.205)  (0.224)
  Invest inc & chg in mkt value                        0.082    0.363    0.208    0.030    0.104   (0.053)
  Acq of new business/transfers between segments
                                                      ------  -------  -------  -------  -------  -------
     Total Lincoln Life - Bal End of Quarter           8.485    8.952    9.190    9.242    9.400    9.516
                                                      ------  -------  -------  -------  -------  -------

     VUL Under Agree -included above                   0.681    0.704    0.743    0.707    0.698    0.609
                                                      ------  -------  -------  -------  -------  -------
---------------------------------------------------------------------------------------------------------
First Penn-Pacific (FPP)
Universal Life-Bal Beg of Quarter                      1.215    1.240    1.265    1.280    1.296    1.317

  Deposits                                             0.041    0.036    0.036    0.031    0.035    0.033
  Withdrawals & deaths                                (0.019)  (0.014)  (0.024)  (0.018)  (0.016)  (0.021)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.022    0.022    0.013    0.013    0.019    0.012
  Policyholder assessments                            (0.015)  (0.015)  (0.016)  (0.016)  (0.017)  (0.017)
  Interest credited                                    0.018    0.018    0.019    0.019    0.019    0.019
                                                      ------  -------  -------  -------  -------  -------
     FPP Universal Life-Bal End of Quarter             1.240    1.265    1.280    1.296    1.317    1.331
                                                      ------  -------  -------  -------  -------  -------
---------------------------------------------------------------------------------------------------------
Total Segment- Life Insurance Account Values
Bal Beg of Quarter                                     9.628    9.726   10.217   10.470   10.538   10.716

  Deposits                                             0.399    0.526    0.424    0.411    0.428    0.622
  Withdrawals & deaths                                (0.202)  (0.199)  (0.182)  (0.176)  (0.151)  (0.218)
                                                      ------  -------  -------  -------  -------  -------
      Net cash flows                                   0.197    0.327    0.242    0.235    0.277    0.404
  Policyholder assessments                            (0.198)  (0.216)  (0.215)  (0.216)  (0.221)  (0.241)
  Invest inc & change in market value                  0.100    0.381    0.227    0.048    0.123   (0.033)
  Acq(sale) of new business/companies                  0.000    0.000    0.000    0.000    0.000    0.000
                                                      ------  -------  -------  -------  -------  -------
     Total Segment -Bal End of Quarter                 9.726   10.217   10.470   10.538   10.716   10.847
                                                      ======  =======  =======  =======  =======  =======
---------------------------------------------------------------------------------------------------------
(1) Includes fixed investment option of VUL products.





Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]





For the Year Ended December 31                           1996     1997     1998     1999     2000
                                                      -------  -------  -------  -------  -------
Operating Revenue
  Life and annuity premiums                             472.2    466.7    592.0    743.1    968.5
  Health premiums                                       775.6    566.1    628.6    692.3    404.6
  Surrender charges                                       2.7      3.4      3.3      2.8      3.7
  Mortality assessments                                   0.0      0.0      0.7      0.7      0.0
  Expense assessments                                     0.0      0.0      0.3      0.3     (0.0)
  Other revenue and fees                                 28.7     35.5     39.3     64.6     72.7
  Net investment income                                 264.2    287.9    312.5    314.1    317.8
  Equity earnings in unconsol affiliates                  0.0      2.1      3.3      5.8      2.1
                                                      -------  -------  -------  -------  -------
       Operating Revenue                               1543.3   1361.6   1580.0   1823.6   1769.4
                                                      -------  -------  -------  -------  -------

Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits                    305.7    321.4    452.2    530.6    716.1
    Div accum & div to policyholders                      9.3      9.3      7.3      6.9      6.7
    Interest credited to policy bal.                     40.3     50.3     44.1     47.3     42.2
    Health policy benefits                              658.6    824.4    556.3    646.5    434.8
  Underwriting, acquisition,
    insurance and other expenses                        413.0    387.4    359.5    531.2    379.8
  Goodwill amortization                                   0.0      0.0      0.0      0.4      1.8
  Interest on notes payable                               2.9               0.0      1.0     11.2
                                                      -------  -------  -------  -------  -------
       Total Benefits and Expenses                     1429.7   1592.9   1419.3   1763.9   1592.6
                                                      -------  -------  -------  -------  -------

         Income from Operations Before Tax              113.5   (231.3)   160.7     59.8    176.8

  Federal income taxes                                   38.7    (81.2)    55.8     19.2     54.4

                                                      -------  -------  -------  -------  -------
       Income from Operations (1)                        74.8   (150.1)   104.9     40.6    122.4
                                                      -------  -------  -------  -------  -------

  Realized gain on investments                           12.0     16.3     (2.6)     3.7     (0.7)
  Restructuring charges                                                             (3.2)     0.7
                                                      -------  -------  -------  -------  -------
       Net Income (1)                                    86.8   (133.8)   102.3     41.1    122.4
                                                      -------  -------  -------  -------  -------

Inc from Oper -Before Goodwill Amort.                    74.8   (150.1)   104.9     40.9    124.1

Effective tax rate                                      34.1%    35.1%    34.7%    32.1%    30.8%

Operating Revenue                                      1543.3   1361.6   1580.0   1823.6   1769.4
Realized gains on investments                            18.5     25.2     (3.5)     5.7     (1.0)
                                                      -------  -------  -------  -------  -------
    Total Revenue                                      1561.8   1386.9   1576.5   1829.4   1768.5
                                                      -------  -------  -------  -------  -------
-------------------------------------------------------------------------------------------------
Revenue by Source
Individual Markets                                      468.1    503.9    633.6    814.1  1,053.4
Group Markets                                           158.7    131.6    130.6    168.0    318.0
Financial Reinsurance                                   531.1    365.2    279.3    344.5    127.3
Other                                                    20.0     26.5      8.5     (5.0)    12.7
                                                      -------  -------  -------  -------  -------
     Total Revenue, Excl Exited Businesses             1177.9   1027.2   1052.0   1321.6   1511.4
                                                      -------  -------  -------  -------  -------
Exited Businesses Under Management (2)                  383.9    359.6    524.6    507.7    257.1
                                                      -------  -------  -------  -------  -------
     Total Revenue                                     1561.8   1386.9   1576.5   1829.4   1768.5
                                                      -------  -------  -------  -------  -------

Income from Operations by Source
Individual Markets                                       49.8     71.9     83.5     91.9     90.6
Group Markets                                            10.2      3.3      1.6     (1.6)     7.5
Financial Reinsurance                                    17.5     15.5     17.1     21.7     20.3
Other                                                    (2.0)    (2.0)    (3.4)    (4.4)    (7.7)
                                                      -------  -------  -------  -------  -------
     Inc from Oper, Excl Exited Businesses               75.6     88.7     98.8    107.6    110.7
                                                      -------  -------  -------  -------  -------
Exited Businesses Under Management (2)                   (0.8)  (238.8)     6.1    (67.0)    11.7
                                                      -------  -------  -------  -------  -------
     Inc from Operations (1)                             74.8   (150.1)   104.9     40.6    122.4
                                                      -------  -------  -------  -------  -------

Individual Life Sales
 [Billions of Dollars]                                   26.6     39.5     78.1    116.8    139.5

Ind Life In-Force                                       130.8    153.1    213.6    306.6    407.4
Group Life In-Force                                      30.1     30.4     36.7     34.2     29.3
                                                      -------  -------  -------  -------  -------
  Total Life In-Force                                   160.9    183.5    250.3    340.8    436.7
                                                      -------  -------  -------  -------  -------
 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                          93.0     84.9     87.8     88.9     97.8
 Employer Stop Loss-
   Loss Ratio                                            67.6     52.8     77.7     84.3     74.0
   Combined Ratio                                        93.3     84.7    108.4    115.0     99.4

Average Capital                                         651.7    788.4    950.3   1053.0   1062.0
Average Capital, Excl Exited Business                   389.6    459.1    486.1    603.1    744.2
Return on Average Capital, Excl Exited Business (3)     19.4%    19.3%    20.3%    17.8%    14.9%
-------------------------------------------------------------------------------------------------
(1) Fourth quarter and full year 1999 income from operations and net income include a charge of $40.4 million for Lincoln's participation in workers compensation carve-out business.  Fourth quarter and full year 1997 income from operations and net income include a change in estimate for personal accident programs of $113.7 million.  Also, 1997 includes reserve strengthening for the disability income business.

(2) Exited Businesses Under Management include disability income, HMO excess-of-loss, carrier medical, personal accident and Lincoln's investment in Seguros Serfin Lincoln (through first quarter of 2000).

(3) LNC manages the relative mixture of debt and equity capital at the consolidated level. Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation. For this business segment, allocating consolidated leverage would result in a higher return on equity as compared to the return on capital reported above.








Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                      Mar        Jun        Sep        Dec        Mar        Jun
                                                          1998       1998       1998       1998       1999       1999
                                                      --------  ---------  ---------  ---------  ---------   --------
Operating Revenue
  Life and annuity premiums                              121.4      124.1      146.4      200.1      172.0      173.1
  Health premiums                                        141.0      169.6      154.5      163.5      153.3      158.7
  Surrender charges                                        0.5        0.3        1.6        0.9        1.2        0.4
  Mortality assessments                                                                     0.7        0.7        0.1
  Expense assessments                                                                       0.3        0.4       (0.0)
  Other revenue and fees                                   9.4        4.4       13.2       12.3       11.0       13.6
  Net investment income                                   76.3       77.9       78.6       79.7       79.0       78.6
  Equity earnings in unconsol affiliates                   1.5        0.7       (0.2)       1.3        1.6        1.1
                                                      --------  ---------  ---------  ---------  ---------   --------
       Operating Revenue                                 350.1      377.1      394.0      458.8      419.1      425.5
                                                      --------  ---------  ---------  ---------  ---------   --------
Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits                      80.9       87.8       91.1      192.4      124.3      123.0
    Div accum & div to policyholders                       1.8        1.6        2.3        1.6        1.3        1.5
    Interest credited to policy bal.                      10.1        7.1       14.6       12.2        8.9       10.9
    Health policy benefits                               131.2      156.4      139.7      129.0      143.5      161.7
  Underwriting, acquisition,
    insurance and other expenses                          84.5       87.9      102.1       85.1       89.0       92.7
  Goodwill amortization                                    0.0        0.0        0.0        0.0       (0.0)      (0.8)
  Interest on notes payable                                0.0                              0.0        0.0        0.0
                                                      --------  ---------  ---------  ---------  ---------   --------
       Total Benefits and Expenses                       308.4      340.9      349.7      420.3      366.9      389.1
                                                      --------  ---------  ---------  ---------  ---------   --------
         Income from Operations Before Tax                41.7       36.2       44.3       38.4       52.2       36.5

  Federal income taxes                                    14.6       12.8       15.2       13.1       18.4       12.8
                                                      --------  ---------  ---------  ---------  ---------   --------
       Income from Operations (1)                         27.0       23.5       29.1       25.3       33.8       23.7

  Realized gain on investments                             2.8        1.2       (5.1)      (1.4)       0.7        0.3
                                                      --------  ---------  ---------  ---------  ---------   --------
       Net Income (1)                                     29.8       24.6       24.0       23.9       34.5       24.0
                                                      --------  ---------  ---------  ---------  ---------   --------
Inc from Oper -Before
    Goodwill  Amortization                                27.0       23.5       29.1       25.3       33.7       22.8

Effective tax rate                                       35.1%      35.3%      34.3%      34.2%      35.3%      35.2%

Operating Revenue                                        350.1      377.1      394.0      458.8      419.1      425.5
Realized gains on investments                              4.4        2.5       (8.5)      (1.8)       1.2        0.4
                                                      --------  ---------  ---------  ---------  ---------   --------
    Total Revenue                                        354.5      379.6      385.6      456.9      420.3      425.9
                                                      --------  ---------  ---------  ---------  ---------   --------
---------------------------------------------------------------------------------------------------------------------

Revenue by Source (Including Investment Gains/Losses)
Individual Markets                                       134.0      131.4      153.8      214.3      187.9      191.4
Group Markets                                             29.3       32.4       35.9       33.0       36.5       37.1
Financial Reinsurance                                     72.6       73.3       75.0       58.4       80.6       81.9
Other                                                      4.5        2.9        2.5       (1.4)      (2.7)      (1.6)
                                                      --------  ---------  ---------  ---------  ---------   --------
     Total Revenue, Excl Exited Businesses               240.3      240.1      267.2      304.4      302.2      308.8
Exited Businesses Under Management (2)                   114.1      139.5      118.4      152.5      118.1      117.2
                                                      --------  ---------  ---------  ---------  ---------   --------
     Total Revenue                                       354.5      379.6      385.6      456.9      420.3      425.9
                                                      --------  ---------  ---------  ---------  ---------   --------
Income from Operations by Source
Individual Markets                                        18.8       15.0       23.2       26.6       25.4       21.3
Group Markets                                              0.6       (0.4)       1.4        0.1        0.9        0.4
Financial Reinsurance                                      3.5        3.5        4.7        5.5        7.3        4.7
Other                                                     (1.1)      (0.7)      (1.1)      (0.5)      (1.1)      (1.1)
                                                      --------  ---------  ---------  ---------  ---------   --------
     Inc from Oper, Excl Exited Businesses                21.8       17.3       28.1       31.6       32.5       25.4
Exited Businesses Under Management (2)                     5.3        6.2        1.0       (6.4)       1.3       (1.7)
                                                      --------  ---------  ---------  ---------  ---------   --------
     Income from Operations                               27.0       23.5       29.1       25.3       33.8       23.7
                                                      --------  ---------  ---------  ---------  ---------   --------
Individual Life Sales
 [Billions of Dollars]                                     9.6       11.8       16.5       40.2       18.5       20.0

Ind Life In-Force                                        158.6      166.9      178.3      213.6      225.1      240.0
Group Life In-Force                                       31.4       33.1       35.3       36.7       38.3       38.5
                                                      --------  ---------  ---------  ---------  ---------   --------
  Total Life In-Force                                    190.0      200.0      213.6      250.3      263.4      278.5
                                                      --------  ---------  ---------  ---------  ---------   --------

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                           86.0       90.6       78.0       94.3       85.8       88.9
 Employer Stop Loss-
   Loss Ratio                                             63.8       63.5       66.3      114.3       68.5       81.0
   Combined Ratio                                         93.8       96.5       98.7      141.8      100.8      119.1

Average Capital                                          879.3      915.8     1002.7     1003.2     1078.4     1048.6
Average Capital, Excl Exited Business (3)                474.1      474.3      488.3      507.8      571.4      577.8
Return on Average Capital,
   Excluding Exited Business                             18.4%      14.6%      23.0%      24.9%      22.8%      17.6%



Reinsurance (Continued)
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Quarter Ended                                      Sep        Dec        Mar        Jun        Sep        Dec
                                                          1999       1999       2000       2000       2000       2000
                                                      --------  ---------  ---------  ---------  ---------   --------
Operating Revenue
  Life and annuity premiums                              166.2      231.9      227.4      229.1      238.9      273.2
  Health premiums                                        148.3      232.0       57.0      142.6      116.5       88.6
  Surrender charges                                        0.6        0.7        0.6        1.4        0.9        0.8
  Mortality assessments                                    0.0       (0.2)       0.0        0.0        0.0        0.0
  Expense assessments                                      0.0       (0.2)      (0.0)      (0.0)      (0.0)      (0.0)
  Other revenue and fees                                   7.5       32.4       16.3       12.6       22.5       21.3
  Net investment income                                   80.1       76.4       90.4       73.0       77.9       76.5
  Equity earnings in unconsol affiliates                   1.2        1.8        1.0        0.2        0.2        0.6
                                                      --------  ---------  ---------  ---------  ---------   --------
       Operating Revenue                                 404.0      575.0      392.6      459.0      456.9      461.0
                                                      --------  ---------  ---------  ---------  ---------   --------
Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits                     108.8      174.5      165.4      173.5      178.0      199.2
    Div accum & div to policyholders                       1.9        2.2        1.3        1.5        1.8        2.1
    Interest credited to policy bal.                       6.0       21.5        9.0        8.6       12.8       11.9
    Health policy benefits                               187.4      153.9      110.0      117.5      119.0       88.2
  Underwriting, acquisition,
    insurance and other expenses                          94.9      254.6       59.8      116.9      100.1      102.9
  Goodwill amortization                                    0.8        0.4        0.4        0.4        0.4        0.4
  Interest on notes payable                                0.0        1.0        2.3        2.7        3.0        3.2
                                                      --------  ---------  ---------  ---------  ---------   --------
       Total Benefits and Expenses                       399.7      608.2      348.3      421.1      415.2      407.9
                                                      --------  ---------  ---------  ---------  ---------   --------
         Income from Operations Before Tax                 4.3      (33.2)      44.4       37.8       41.6       53.0

  Federal income taxes                                     1.7      (13.8)      12.2       12.2       13.6       16.5
                                                      --------  ---------  ---------  ---------  ---------   --------
       Income from Operations (1)                          2.6      (19.5)      32.1       25.7       28.1       36.5
                                                      --------  ---------  ---------  ---------  ---------   --------
  Realized gain on investments                             0.3        2.4        1.2       (1.1)      (2.2)       1.4
  Restructuring charges                                   (3.2)                                                   0.7
                                                      --------  ---------  ---------  ---------  ---------   --------
       Net Income (1)                                     (0.3)     (17.0)      33.3       24.6       25.9       38.6
                                                      --------  ---------  ---------  ---------  ---------   --------
Inc from Oper -Before
    Goodwill  Amortization                                 3.4      (19.0)      32.5       26.1       28.5       37.0

Effective tax rate                                       39.5%      41.4%      27.6%      32.1%      32.6%      31.1%

Operating Revenue                                        404.0      575.0      392.6      459.0      456.9      461.0
Realized gains on investments                              0.4        3.7        1.9       (1.7)      (3.4)       2.2
                                                      --------  ---------  ---------  ---------  ---------   --------
    Total Revenue                                        404.4      578.7      394.5      457.3      453.5      463.2
                                                      --------  ---------  ---------  ---------  ---------   --------
----------------------------------------------------------------------------------------------------------------------

Revenue by Source (Including Investment Gains/Losses)
Individual Markets                                       182.0      252.9      246.8      249.2      262.4      295.0
Group Markets                                             38.4       56.0       87.7       75.6       77.5       77.2
Financial Reinsurance                                     72.5      109.5       34.6       29.8       29.4       33.6
Other                                                     (1.0)       0.3        3.1        2.5        3.9        3.2
                                                      --------  ---------  ---------  ---------  ---------   --------
     Total Revenue, Excl Exited Businesses               291.9      418.7      372.2      357.1      373.1      409.0
Exited Businesses Under Management (2)                   112.5      159.9       22.4      100.2       80.3       54.2
                                                      --------  ---------  ---------  ---------  ---------   --------
     Total Revenue                                       404.4      578.7      394.5      457.3      453.5      463.2
                                                      --------  ---------  ---------  ---------  ---------   --------
Income from Operations by Source
Individual Markets                                        24.9       20.2       19.2       22.6       20.5       28.3
Group Markets                                             (1.3)      (1.7)       1.0        1.2        1.5        3.7
Financial Reinsurance                                      4.2        5.5        7.2        4.0        4.5        4.6
Other                                                     (0.7)      (1.4)      (1.7)      (1.6)      (1.1)      (3.3)
                                                      --------  ---------  ---------  ---------  ---------   --------
     Inc from Oper, Excl Exited Businesses                27.1       22.6       25.7       26.3       25.4       33.4
Exited Businesses Under Management (2)                   (24.4)     (42.1)       6.4       (0.6)       2.7        3.1
                                                      --------  ---------  ---------  ---------  ---------   --------
     Income from Operations                                2.6      (19.5)      32.1       25.7       28.1       36.5
                                                      --------  ---------  ---------  ---------  ---------   --------
Individual Life Sales
 [Billions of Dollars]                                    28.8       49.6       30.0       37.2       37.2       35.2

Ind Life In-Force                                        261.5      306.6      325.9      354.0      381.4      407.4
Group Life In-Force                                       35.6       34.2       32.5       30.5       31.2       29.3
                                                      --------  ---------  ---------  ---------  ---------   --------
  Total Life In-Force                                    297.1      340.8      358.4      384.4      412.6      436.7
                                                      --------  ---------  ---------  ---------  ---------   --------

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                           81.7       97.2       99.5       96.9      101.2       93.9
 Employer Stop Loss-
   Loss Ratio                                            100.8       84.5       74.7       72.6       76.5       72.0
   Combined Ratio                                        133.1      111.8       99.8      100.8      100.9       95.9

Average Capital                                         1040.3     1044.5     1058.6     1022.7     1058.7     1108.0
Average Capital, Excl Exited Business (3)                615.1      648.0      692.7      732.7      761.1      790.1
Return on Average Capital,
   Excluding Exited Business                             17.6%      14.0%      14.8%      14.3%      13.3%      16.9%

(1) Fourth quarter 1999 income from operations and net income include a charge of $40.4 million for Lincoln's participation in workers compensation carve-out business.  Fourth quarter and full year 1997 income from operations and net income include a change in estimate for personal accident programs of $113.7 million.

(2) Exited Businesses Under Management include disability income, HMO excess-of-loss, carrier medical, personal accident and Lincoln's investment in Seguros Serfin Lincoln (through first quarter of 2000).

(3) LNC manages the relative mixture of debt and equity capital at the consolidated level.  Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation.  For this business segment, allocating consolidated leverage would result in a higher return on equity as compared to the return on capital reported above.








Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended                                                Mar      Jun      Sep      Dec      Mar      Jun
                                                                    1998     1998     1998     1998     1999     1999
                                                                --------  -------  -------  -------  -------   ------
Operating Revenue
  Investment advisory fees - External                               63.4     64.9     58.3     62.5     65.1     62.5
  Investment advisory fees - Insurance Assets                       19.0     18.9     18.7     19.0     19.5     19.3
  Other revenue and fees                                            22.3     22.9     22.4     24.9     25.6     26.3
  Net investment income                                             17.7     16.9     15.8     16.7     14.9     14.1
                                                                --------  -------  -------  -------  -------   ------
 Operating Revenue                                                 122.3    123.5    115.2    123.1    125.1    122.2
                                                                --------  -------  -------  -------  -------   ------
Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                   100.9     99.8     97.3     96.7     96.3     95.9
  Goodwill amortization                                              4.1      4.1      4.1      4.1      4.1      4.1
  Interest on notes payable                                          0.1      0.1      0.1      0.0      0.0      0.0
                                                                --------  -------  -------  -------  -------   ------
       Total Benefits & Expenses                                   105.1    104.0    101.5    100.8    100.4    100.0
                                                                --------  -------  -------  -------  -------   ------
         Income from Operations Before Tax                          17.3     19.5     13.8     22.3     24.7     22.2

  Federal income taxes                                               7.1      7.8      6.4      7.7      9.4      7.9
                                                                --------  -------  -------  -------  -------   ------
       Income from Operations                                       10.2     11.7      7.4     14.6     15.4     14.3

  Realized Gains (after-tax)                                         2.0      0.4     (3.7)     1.8      0.2     (0.3)
  Restructuring Charge                                               0.0      0.0      0.0      0.0    (12.1)     0.0
                                                                --------  -------  -------  -------  -------   ------
       Net Income                                                   12.2     12.2      3.6     16.4      3.4     14.0
                                                                --------  -------  -------  -------  -------   ------
Inc from Oper -Before
    Goodwill  Amortization                                          14.3     15.8     11.4     18.7     19.4     18.4
Inc from Oper -Before
    Goodwill  & Intang. Amort                                       17.3     18.9     14.5     21.9     22.4     21.3

Operating Revenue                                                  122.3    123.5    115.2    123.1    125.1    122.2
Realized gain on investments                                         3.5      0.7     (6.3)     3.0      0.2     (0.4)
                                                                --------  -------  -------  -------  -------   ------
    Total Revenue                                                  125.8    124.2    108.9    126.1    125.4    121.8
                                                                --------  -------  -------  -------  -------   ------
  Average Capital (Securities at Cost)                             647.8    644.7    641.4    635.3    612.6    591.6
  Return on Capital (1)                                             6.3%     7.3%     4.6%     9.2%    10.0%     9.7%


Investment Management (Continued)
Income Statements
Unaudited [Millions of Dollars]

Investment Management
Income Statements (Continued)
Unaudited [Millions of Dollars]

For the Year Ended December 31                                               1996     1997     1998     1999     2000
                                                                          -------  -------  -------  -------   ------

Operating Revenue
  Investment advisory fees - External                                       199.8    229.9    249.0    248.6    231.6
  Investment advisory fees - Insurance Assets                                61.5     63.1     75.7     77.4     81.1
  Other revenue and fees                                                     59.3     76.3     92.5    106.6    115.9
  Net investment income                                                      75.8     72.8     67.0     56.9     57.7
                                                                          -------  -------  -------  -------   ------
       Operating Revenue                                                    396.4    442.2    484.2    489.4    486.3
                                                                          -------  -------  -------  -------   ------
Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                            345.8    390.7    394.7    378.1    400.9
  Goodwill amortization                                                      13.7     15.5     16.3     16.2     16.2
  Interest on notes payable                                                   0.0      0.1      0.4      0.0      0.0
                                                                          -------  -------  -------  -------   ------
       Total Benefits and Expenses                                          359.6    406.4    411.4    394.4    417.1
                                                                          -------  -------  -------  -------   ------
         Income from Operations Before Tax                                   36.8     35.8     72.8     95.1     69.2

  Federal income taxes                                                       18.2     17.7     28.9     34.1     25.1
                                                                          -------  -------  -------  -------   ------
       Income from Operations                                                18.6     18.1     43.9     61.0     44.1

  Realized Gains (after-tax)                                                  6.4      7.0      0.5     (0.1)    (2.5)
  Restructuring Charge                                                                                  (9.2)    (4.6)
                                                                          -------  -------  -------  -------   ------
       Net Income                                                            25.0     25.1     44.4     51.6     37.0
                                                                          -------  -------  -------  -------   ------
Income from Operations- Before Goodwill Amortization                         32.4     33.6     60.3     77.2     60.3
Income from Operations - Before Goodwill & Intang. Amort                     42.6     45.2     72.6     88.7     70.9

Operating Revenue                                                           396.4    442.2    484.2    489.4    486.3
Realized gains on investments                                                 9.9     11.6      0.9     (0.1)    (3.9)
                                                                          -------  -------  -------  -------   ------
    Total Revenue                                                           406.3    453.8    485.1    489.3    482.4
                                                                          -------  -------  -------  -------   ------
  Average Capital (Securities at Cost)                                      646.1    653.3    642.3    593.9    575.2
  Return on Capital (1)                                                      2.9%     2.8%     6.8%    10.3%     7.7%


For the Quarter Ended                                                Sep      Dec      Mar      Jun      Sep       Dec
                                                                    1999     1999     2000     2000     2000      2000
                                                                  ------  -------  -------  -------  -------    ------
Operating Revenue
  Investment advisory fees - External                               60.7     60.3     60.0     57.9     56.9      56.7
  Investment advisory fees - Insurance Assets                       18.1     20.5     19.0     20.4     20.5      21.2
  Other revenue and fees                                            24.9     29.8     31.9     31.0     26.4      26.6
  Net investment income                                             13.9     13.9     13.0     12.6     18.3      13.8
                                                                  ------  -------  -------  -------  -------    ------
 Operating Revenue                                                 117.6    124.5    124.0    121.9    122.1     118.3
                                                                  ------  -------  -------  -------  -------    ------
Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                    91.1     94.8    100.5     97.4    101.8    101.2
  Goodwill amortization                                              4.1      4.1      4.1      4.1      4.1      4.1
  Interest on notes payable                                          0.0      0.0      0.0      0.0      0.0     (0.0)
                                                                  ------  -------  -------  -------  -------    ------
       Total Benefits & Expenses                                    95.1     98.8    104.6    101.5    105.9    105.2
                                                                  ------  -------  -------  -------  -------    ------
         Income from Operations Before Tax                          22.5     25.7     19.4     20.5     16.2     13.1

  Federal income taxes                                               7.7      9.1      7.0      7.4      6.3      4.4
                                                                  ------  -------  -------  -------  -------    ------
       Income from Operations                                       14.7     16.5     12.4     13.1      9.9      8.7

  Realized Gains (after-tax)                                        (0.3)     0.4     (0.1)    (2.0)    (0.2)    (0.2)
  Restructuring Charge                                               0.0      2.9      0.0     (2.7)     0.0     (1.9)
                                                                  ------  -------  -------  -------  -------    ------
       Net Income                                                   14.4     19.8     12.3      8.4      9.7      6.6
                                                                  ------  -------  -------  -------  -------    ------
Inc from Oper -Before
    Goodwill  Amortization                                          18.8     20.6     16.5     17.1     14.0     12.7
Inc from Oper -Before
    Goodwill  & Intang. Amort                                       21.7     23.3     19.4     19.7     16.6     15.2

Operating Revenue                                                  117.6    124.5    124.0    121.9    122.1    118.3
Realized gain on investments                                        (0.5)     0.6     (0.2)    (3.1)    (0.4)    (0.3)
                                                                  ------  -------  -------  -------  -------    ------
    Total Revenue                                                  117.1    125.1    123.8    118.8    121.7    118.1
                                                                  ------  -------  -------  -------  -------    ------
  Average Capital (Securities at Cost)                             587.2    584.2    581.5    593.0    567.7    558.5
  Return on Capital (1)                                            10.0%    11.3%     8.6%     8.8%     7.0%     6.2%


(1) LNC manages the relative mixture of debt and equity capital at the consolidated level.  Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation.  For this business segment, allocating consolidated leverage would result in a lower return on equity as compared to the return on capital reported above.




Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]





                                                    1996     1997     1998     1999     2000
                                                 -------  -------  -------  -------  -------
Retail Fixed - Bal Beg-of-Year                     6.094    5.853    8.125    8.217    7.424

  Fund Sales                                       0.764    0.961    1.165    0.991    0.712
  Redemptions                                     (0.986)  (1.271)  (1.235)  (1.424)  (1.365)
  Net Money Market                                (0.079)  (0.069)  (0.140)  (0.110)  (0.207)
  Transfers                                       (0.114)  (0.220)   0.132    0.177   (0.159)
                                                 -------  -------  -------  -------  -------
        Net Cash Flows                            (0.415)  (0.599)  (0.078)  (0.366)  (1.019)
  Income Retained                                  0.237    0.276    0.291    0.276    0.240
  Market Apprec/Deprec                            (0.062)   0.049   (0.121)  (0.704)  (0.146)
  Acq of New Company/Business                               2.547
                                                 -------  -------  -------  -------  -------
      Balance  End-of-Year                         5.853    8.125    8.217    7.424    6.499
                                                 -------  -------  -------  -------  -------

Retail Equity - Bal Beg-of-Year                    9.974   13.152   17.754   22.080   23.383

  Fund Sales                                       2.175    2.953    3.581    3.271    4.048
  Redemptions                                     (1.037)  (1.926)  (2.460)  (4.971)  (4.369)
  Net Money Market                                          0.000   (0.002)  (0.001)   0.001
  Transfers                                        0.188    0.209    0.730   (0.143)  (0.178)
                                                 -------  -------  -------  -------  -------
        Net Cash Flows                             1.327    1.236    1.849   (1.844)  (0.498)
  Income Retained                                  0.039    0.005    0.220    0.120    0.083
  Market Apprec/Deprec                             1.812    3.317    2.256    3.028   (1.793)
  Acq of New Company/Business                               0.043
                                                 -------  -------  -------  -------  -------
      Balance at End-of-Year                      13.152   17.754   22.080   23.383   21.174
                                                 -------  -------  -------  -------  -------

Total Retail - Bal Beg of Year                    16.068   19.006   25.879   30.297   30.807

  Retail Sales-Annuities                           1.638    2.163    2.238    1.561    1.726
  Retail Sales-Mutual Funds                        0.849    1.218    1.913    2.153    2.452
  Retail Sales-Wrap & Other                        0.454    0.533    0.596    0.550    0.581
                                                 -------  -------  -------  -------  -------
        Total Retail Sales                         2.940    3.914    4.745    4.264    4.760
  Redemptions                                     (2.023)  (3.197)  (3.694)  (6.396)  (5.733)
  Net Money Market                                (0.079)  (0.068)  (0.141)  (0.111)  (0.206)
  Transfers                                        0.074   (0.011)   0.862    0.034   (0.337)
                                                 -------  -------  -------  -------  -------
        Net Cash Flows                             0.912    0.637    1.772   (2.209)  (1.517)
  Income Retained                                  0.276    0.281    0.511    0.396    0.323
  Market Apprec/Deprec                             1.750    3.366    2.136    2.324   (1.939)
  Acq of New Company/Business                               2.590
                                                 -------  -------  -------  -------  -------
      Balance at End-of-Year                      19.006   25.879   30.297   30.807   27.674
                                                 -------  -------  -------  -------  -------
--------------------------------------------------------------------------------------------
Institutional Fixed - Bal Beg-of-Year              2.956    3.580    5.708    6.955    6.937

  Inflows                                          1.516    2.509    2.169    2.000    0.771
  Withdrawals/Terminations                        (1.155)  (0.787)  (1.242)  (1.699)  (1.973)
  Transfers                                        0.015    0.013   (0.074)  (0.001)  (0.005)
                                                 -------  -------  -------  -------  -------
        Net Cash Flows                             0.376    1.735    0.853    0.300   (1.207)
  Income Retained                                  0.145    0.225    0.333    0.346    0.294
  Market Apprec/Deprec                             0.104    0.118    0.061   (0.665)   0.087
  Acq of New Company/Business                               0.051
                                                 -------  -------  -------  -------  -------
      Balance at End-of-Year                       3.580    5.708    6.955    6.937    6.111
                                                 -------  -------  -------  -------  -------

Institutional Equity - Bal Beg-of-Year            21.619   22.886   24.871   24.235   23.630

  Inflows                                          1.974    2.465    3.840    5.248    2.730
  Withdrawals/Terminations                        (4.772)  (6.447)  (7.441)  (7.801)  (7.209)
  Transfers                                       (0.007)  (0.068)   0.047    0.011   (0.008)
                                                 -------  -------  -------  -------  -------
        Net Cash Flows                            (2.805)  (4.049)  (3.555)  (2.542)  (4.487)
  Income Retained                                  0.557    0.491    0.473    0.482    0.449
  Market Apprec/Deprec                             3.514    5.544    2.446    1.453   (0.481)
  Acq of New Company/Business
                                                 -------  -------  -------  -------  -------
      Balance at End-of-Year                      22.886   24.871   24.235   23.630   19.111
                                                 -------  -------  -------  -------  -------

Total Institutional - Bal Beg-of-Year             24.575   26.465   30.579   31.191   30.567

  Inflows                                          3.490    4.975    6.009    7.249    3.501
  Withdrawals/Terminations                        (5.928)  (7.234)  (8.683)  (9.500)  (9.182)
  Transfers                                        0.008   (0.055)  (0.027)   0.011   (0.014)
                                                 -------  -------  -------  -------  -------
        Net Cash Flows                            (2.429)  (2.314)  (2.702)  (2.240)  (5.694)
  Income Retained                                  0.702    0.716    0.806    0.829    0.743
  Market Apprec/Deprec                             3.618    5.662    2.508    0.789   (0.394)
  Acq of New Company/Business                               0.051
                                                 -------  -------  -------  -------  -------
      Balance at End-of-Year                      26.465   30.579   31.191   30.567   25.222
                                                 -------  -------  -------  -------  -------

Insurance Assets - At End-of-Year                 37.453   35.684   39.432   35.934   35.686
                                                 -------  -------  -------  -------  -------

Total Institutional - At End-of-Year              63.918   66.263   70.623   66.501   60.908
                                                 -------  -------  -------  -------  -------

Total Assets Under Management
   At End-of-Year                                 82.924   92.142  100.920   97.308   88.581
                                                 -------  -------  -------  -------  -------
--------------------------------------------------------------------------------------------
NOTE:This segment was started in the second quarter of 1995 following the completion of the acquisition of Delaware Management Holdings, Inc.






Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]




                                           March    June     Sept      Dec      Mar     June
                                            1998    1998     1998     1998     1999     1999
                                         ------- -------  -------  -------  -------  -------
Retail Fixed - Bal Beg of Qtr             8.125    8.286    8.260    8.287    8.217    8.233

  Fund Sales                              0.298    0.241    0.381    0.246    0.316    0.263
  Redemptions                            (0.273)  (0.272)  (0.302)  (0.387)  (0.313)  (0.366)
  Net Money Market                       (0.055)  (0.052)  (0.034)  (0.000)  (0.019)  (0.033)
  Transfers                               0.054    0.042    0.029    0.007    0.032   (0.043)
                                        -------  -------  -------  -------  -------  -------
        Net Cash Flows                    0.024   (0.041)   0.074   (0.134)   0.016   (0.179)
  Income Retained                         0.075    0.063    0.076    0.076    0.066    0.074
  Market Apprec/Deprec                    0.061   (0.048)  (0.122)  (0.012)  (0.067)  (0.185)
  Acq of New Company/Business
                                        -------  -------  -------  -------  -------  -------
     Balance at End of Qtr                8.286    8.260    8.287    8.217    8.233    7.945
                                        -------  -------  -------  -------  -------  -------

Retail Equity - Bal Beg of Qtr           17.754   20.448   21.456   18.785   22.080   21.798

  Fund Sales                              0.906    1.043    0.830    0.802    0.856    0.790
  Redemptions                            (0.479)  (0.518)  (0.547)  (0.915)  (1.030)  (1.957)
  Net Money Market                       (0.002)   0.000    0.000    0.000    0.000   (0.001)
  Transfers                               0.284    0.489   (0.032)  (0.011)  (0.034)   0.036
                                        -------  -------  -------  -------  -------  -------
        Net Cash Flows                    0.709    1.014    0.252   (0.124)  (0.208)  (1.132)
  Income Retained                         0.033    0.054    0.134   (0.001)   0.053    0.061
  Market Apprec/Deprec                    1.952   (0.059)  (3.056)   3.420   (0.128)   1.614
  Acq of New Company/Business
                                        -------  -------  -------  -------  -------  -------
      Balance at End of Qtr              20.448   21.456   18.785   22.080   21.798   22.340
                                        -------  -------  -------  -------  -------  -------

Total Retail - Bal Beg of Qtr            25.879   28.734   29.716   27.072   30.297   30.031

  Retail Sales-Annuities                  0.592    0.598    0.541    0.507    0.428    0.393
  Retail Sales-Mutual Funds               0.464    0.513    0.531    0.403    0.565    0.487
  Retail Sales-Wrap & Other               0.147    0.173    0.139    0.136    0.182    0.173
                                        -------  -------  -------  -------  -------  -------
    Total Retail Sales                    1.203    1.284    1.211    1.046    1.175    1.053
  Redemptions                            (0.752)  (0.791)  (0.849)  (1.302)  (1.343)  (2.323)
  Net Money Market                       (0.055)  (0.052)  (0.034)   0.000   (0.019)  (0.033)
  Transfers                               0.338    0.531   (0.003)  (0.004)  (0.001)  (0.006)
                                        -------  -------  -------  -------  -------  -------
        Net Cash Flows                    0.734    0.972    0.325   (0.260)  (0.188)  (1.309)
  Income Retained                         0.108    0.117    0.210    0.075    0.119    0.134
  Market Apprec/Deprec                    2.014   (0.108)  (3.180)   3.409   (0.196)   1.429
  Acq of New Company/Business
                                        -------  -------  -------  -------  -------  -------
      Balance at End of Qtr              28.734   29.716   27.072   30.297   30.031   30.285
                                        -------  -------  -------  -------  -------  -------

---------------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg of Qtr      5.708    6.216    6.400    6.769    6.955    6.984

  Inflows                                 0.975    0.457    0.566    0.170    0.657    0.478
  Withdrawals/Terminations               (0.387)  (0.304)  (0.325)  (0.225)  (0.415)  (0.210)
  Transfers                              (0.022)  (0.013)  (0.046)   0.008   (0.003)   0.003
                                        -------  -------  -------  -------  -------  -------
        Net Cash Flows                    0.566    0.139    0.195   (0.047)   0.239    0.271
  Income Retained                         0.080    0.092    0.101    0.060    0.089    0.079
  Market Apprec/Deprec                   (0.137)  (0.047)   0.073    0.173   (0.300)  (0.070)
  Acq of New Company/Business
                                        -------  -------  -------  -------  -------  -------
      Balance at end of Qtr               6.216    6.400    6.769    6.955    6.984    7.264
                                        -------  -------  -------  -------  -------  -------

Institutional Equity - Bal Beg of Qtr    24.871   27.868   26.064   21.702   24.235   22.927

  Inflows                                 0.995    0.825    0.855    1.165    1.297    1.179
  Withdrawals/Terminations               (1.200)  (2.505)  (1.663)  (2.072)  (2.540)  (2.052)
  Transfers                               0.006   (0.021)   0.050    0.013    0.011    0.019
                                        -------  -------  -------  -------  -------  -------
        Net Cash Flows                   (0.200)  (1.702)  (0.759)  (0.895)  (1.232)  (0.854)
  Income Retained                         0.118    0.139    0.119    0.098    0.104    0.118
  Market Apprec/Deprec                    3.079   (0.241)  (3.721)   3.330   (0.180)   1.771
  Acq of New Company/Business
                                        -------  -------  -------  -------  -------  -------
      Balance at End of Qtr              27.868   26.064   21.702   24.235   22.927   23.962
                                        -------  -------  -------  -------  -------  -------

Total Institutional - Bal Beg of Qtr     30.579   34.084   32.463   28.471   31.191   29.910

  Inflows                                 1.970    1.282    1.421    1.335    1.953    1.656
  Withdrawals/Terminations               (1.588)  (2.810)  (1.988)  (2.297)  (2.955)  (2.262)
  Transfers                              (0.017)  (0.035)   0.003    0.021    0.008    0.022
                                        -------  -------  -------  -------  -------  -------
        Net Cash Flows                    0.366   (1.562)  (0.564)  (0.942)  (0.994)  (0.584)
  Income Retained                         0.197    0.230    0.220    0.158    0.193    0.197
  Market Apprec/Deprec                    2.941   (0.289)  (3.649)   3.504   (0.480)   1.702
  Acq of New Company/Business
                                        -------  -------  -------  -------  -------  -------
      Balance at End of Qtr              34.084   32.463   28.471   31.191   29.910   31.226

                                        -------  -------  -------  -------  -------  -------
Insurance Assets-End of Qtr              37.846   37.714   38.471   39.432   38.516   37.391

                                        -------  -------  -------  -------  -------  -------
Total Institutional - At End of Qtr      71.930   70.177   66.942   70.623   68.426   68.617
                                        -------  -------  -------  -------  -------  -------

Total Assets Under Management
                                        -------  -------  -------  -------  -------  -------
    At End of Qtr                       100.664   99.893   94.014  100.920   98.457   98.902
                                        -------  -------  -------  -------  -------  -------


                                            Sept      Dec      Mar      Jun     Sept      Dec
                                            1999     1999     2000     2000     2000     2000
                                         -------  -------  -------  -------  -------  -------
Retail Fixed - Bal Beg of Qtr              7.945    7.680    7.424    6.964    6.667    6.531

  Fund Sales                               0.231    0.181    0.146    0.152    0.213    0.200
  Redemptions                             (0.342)  (0.403)  (0.444)  (0.328)  (0.321)  (0.272)
  Net Money Market                        (0.029)  (0.030)  (0.067)  (0.058)  (0.031)  (0.051)
  Transfers                                0.034    0.154   (0.095)  (0.045)  (0.033)   0.013
                                         -------  -------  -------  -------  -------  -------
        Net Cash Flows                    (0.106)  (0.098)  (0.460)  (0.279)  (0.171)  (0.109)
  Income Retained                          0.069    0.067    0.061    0.063    0.059    0.057
  Market Apprec/Deprec                    (0.228)  (0.225)  (0.062)  (0.082)  (0.023)   0.021
  Acq of New Company/Business
                                         -------  -------  -------  -------  -------  -------
     Balance at End of Qtr                 7.680    7.424    6.964    6.667    6.531    6.499
                                         -------  -------  -------  -------  -------  -------

Retail Equity - Bal Beg of Qtr            22.340   20.873   23.383   24.102   23.129   23.680

  Fund Sales                               0.730    0.894    1.220    0.868    0.904    1.055
  Redemptions                             (0.865)  (1.120)  (1.550)  (0.971)  (1.027)  (0.820)
  Net Money Market                         0.000    0.000    0.000    0.000    0.001    0.000
  Transfers                               (0.060)  (0.086)  (0.096)   0.018   (0.033)  (0.068)
                                         -------  -------  -------  -------  -------  -------
        Net Cash Flows                    (0.195)  (0.312)  (0.426)  (0.085)  (0.154)   0.167
  Income Retained                          0.007    0.000    0.033    0.021    0.005    0.025
  Market Apprec/Deprec                    (1.279)   2.822    1.112   (0.908)   0.701   (2.698)
  Acq of New Company/Business
                                         -------  -------  -------  -------  -------  -------
      Balance at End of Qtr               20.873   23.383   24.102   23.129   23.680   21.174
                                         -------  -------  -------  -------  -------  -------

Total Retail - Bal Beg of Qtr             30.285   28.553   30.807   31.066   29.796   30.211

  Retail Sales-Annuities                   0.332    0.409    0.379    0.358    0.453    0.536
  Retail Sales-Mutual Funds                0.514    0.587    0.840    0.556    0.521    0.535
  Retail Sales-Wrap & Other                0.116    0.079    0.148    0.106    0.143    0.184
                                         -------  -------  -------  -------  -------  -------
    Total Retail Sales                     0.962    1.075    1.367    1.020    1.118    1.255
  Redemptions                             (1.207)  (1.523)  (1.995)  (1.299)  (1.348)  (1.092)
  Net Money Market                        (0.029)  (0.030)  (0.067)  (0.058)  (0.030)  (0.051)
  Transfers                               (0.027)   0.068   (0.191)  (0.026)  (0.065)  (0.054)
                                         -------  -------  -------  -------  -------  -------
        Net Cash Flows                    (0.301)  (0.410)  (0.886)  (0.363)  (0.326)   0.058
  Income Retained                          0.076    0.067    0.095    0.083    0.063    0.082
  Market Apprec/Deprec                    (1.507)   2.597    1.051   (0.989)   0.677   (2.677)
  Acq of New Company/Business
                                         -------  -------  -------  -------  -------  -------
      Balance at End of Qtr               28.553  30.807    31.066   29.796   30.211   27.674
                                         -------  -------  -------  -------  -------  -------

----------------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg of Qtr       7.264    7.218    6.937    6.873    6.484    6.275

  Inflows                                  0.446    0.420    0.180    0.148    0.308    0.135
  Withdrawals/Terminations                (0.294)  (0.781)  (0.353)  (0.520)  (0.532)  (0.568)
  Transfers                               (0.002)   0.001   (0.005)  (0.001)   0.000    0.001
                                         -------  -------  -------  -------  -------  -------
        Net Cash Flows                     0.150   (0.360)  (0.178)  (0.373)  (0.224)  (0.433)
  Income Retained                          0.110    0.068    0.090    0.066    0.089    0.050
  Market Apprec/Deprec                    (0.306)   0.011    0.024   (0.081)  (0.074)   0.219
  Acq of New Company/Business
                                         -------  -------  -------  -------  -------  -------
      Balance at end of Qtr                7.218    6.937    6.873    6.484    6.275    6.111
                                         -------  -------  -------  -------  -------  -------

Institutional Equity - Bal Beg of Qtr     23.962   23.098   23.630   20.303   20.239   19.041

  Inflows                                  1.839    0.934    0.904    0.669    0.407    0.750
  Withdrawals/Terminations                (1.165)  (2.043)  (3.333)  (1.354)  (1.154)  (1.368)
  Transfers                               (0.008)  (0.010)  (0.004)   0.002   (0.013)   0.007
                                         -------  -------  -------  -------  -------  -------
        Net Cash Flows                     0.666   (1.119)  (2.433)  (0.683)  (0.760)  (0.611)
  Income Retained                          0.167    0.093    0.109    0.132    0.108    0.102
  Market Apprec/Deprec                    (1.697)   1.559   (1.003)   0.488   (0.545)   0.579
  Acq of New Company/Business
                                         -------  -------  -------  -------  -------  -------
      Balance at End of Qtr               23.098   23.630   20.303   20.239   19.041   19.111
                                         -------  -------  -------  -------  -------  -------

Total Institutional - Bal Beg of Qtr      31.226   30.316   30.567   27.175   26.722   25.316

  Inflows                                  2.284    1.354    1.084    0.817    0.715    0.885
  Withdrawals/Terminations                (1.458)  (2.825)  (3.686)  (1.874)  (1.686)  (1.936)
  Transfers                               (0.010)  (0.009)  (0.009)   0.000   (0.012)   0.008
                                         -------  -------  -------  -------  -------  -------
        Net Cash Flows                     0.816   (1.480)  (2.611)  (1.057)  (0.983)  (1.043)
  Income Retained                          0.277    0.161    0.198    0.197    0.196    0.151
  Market Apprec/Deprec                    (2.003)   1.569   (0.979)   0.407   (0.619)   0.798
  Acq of New Company/Business
                                         -------  -------  -------  -------  -------  -------
      Balance at End of Qtr               30.316   30.567   27.175   26.722   25.316   25.222

                                         -------  -------  -------  -------  -------  -------
Insurance Assets-End of Qtr               36.820   35.934   35.541   34.891   34.981   35.686

                                         -------  -------  -------  -------  -------  -------
Total Institutional - At End of Qtr       67.136   66.501   62.716   61.613   60.297   60.908
                                         -------  -------  -------  -------  -------  -------

Total Assets Under Management
                                         -------  -------  -------  -------  -------  -------
    At End of Qtr                         95.689   97.308   93.782   91.409   90.508   88.581
                                         -------  -------  -------  -------  -------  -------







Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]



For the Year Ended December 31                                                   1996     1997     1998     1999     2000
                                                                                -----    -----    -----    -----    -----
Operating Revenue
  Premiums                                                                      131.8    145.4    156.6    145.1    148.4
  Surrender charges
  Mortality assessments                                                          21.1     25.2     29.3     27.1     31.4
  Expense assessments                                                           153.4    166.1    153.6    182.3    178.1
  Other revenue and fees                                                          5.1      3.3     11.2     13.8      6.9
  Net investment income                                                          82.0     85.1     87.9     75.3     70.3
  Equity earnings in unconsol affiliates
                                                                               ------   ------   ------   ------   ------
       Operating Revenue                                                        393.3    425.2    438.6    443.6    435.0
                                                                               ------   ------   ------   ------   ------

Benefits and Expenses
  Benefits paid or provided:
    Benefits                                                                    133.9    339.6    151.0    306.2    178.5
  Underwriting, acquisition,
     insurance and other expenses                                               157.7    184.5    175.6    223.5    180.0
  Goodwill amortization                                                           0.0      0.0      6.3      7.0      4.0
                                                                               ------   ------   ------   ------   ------
       Total Benefits and Expenses                                              291.7    524.1    332.9    536.7    362.6
                                                                               ------   ------   ------   ------   ------

         Income from Operations Before Tax                                      101.7    (99.0)   105.8    (93.1)    72.4

  Federal income taxes                                                           35.7      9.3     34.8    (79.2)    11.3

                                                                               ------   ------   ------   ------   ------
       Income from Operations                                                    66.0   (108.3)    70.9    (13.9)    61.0
                                                                               ------   ------   ------   ------   ------

  Realized gain on investments                                                    0.0      1.5      0.8      2.1      2.3
  Restructuring charges                                                                                     (6.5)   (76.5)
       Net Income                                                                66.0   (106.8)    71.7    (18.2)   (13.2)
                                                                               ======   ======   ======   ======   ======

Inc from Oper -Before Goodwill Amort.                                            66.0   (108.3)    77.2     (6.9)    65.1

Effective tax rate                                                              35.1%    (9.4%)   32.9%    85.1%    15.7%

Operating Revenue                                                               393.3    425.2    438.6    443.6    435.0
Realized gains on investments                                                    (0.2)     2.1      1.1      3.0      3.2
                                                                               ------   ------   ------   ------   ------
    Total Revenue                                                               393.2    427.3    439.7    446.6    438.2
                                                                               ======   ======   ======   ======   ======

Average capital                                                                 601.1    618.1    517.7    551.2    488.2
Return on average capital                                                       11.0%   (17.5%)   13.7%    (2.5%)   12.5%

---------------------------------------------------------------------------------------------------------------------------

 Unit Linked Assets - Beg of Year                                               4.307    5.074    5.643    6.265    7.220

  Deposits                                                                      0.446    0.569    0.473    0.537    0.554
  Withdrawals (incl. chgs) & Deaths                                            (0.420)  (0.503)  (0.547)  (0.566)  (0.644)
                                                                               ------   ------   ------   ------   ------
      Net Cash Flows                                                            0.026    0.066   (0.074)  (0.029)  (0.090)
  Inv Inc & Chg in Mkt Val                                                      0.269    0.682    0.662    1.154   (0.154)
  Acq of new business/companies                                                 0.000    0.000    0.000    0.000    0.000
  Foreign currency adjustment                                                   0.472   (0.179)   0.035   (0.170)  (0.536)
 Unit Linked Assets - End of Year                                               5.074    5.643    6.265    7.220    6.441
                                                                               ======   ======   ======   ======   ======

 Net Initial Commision Values *(Millions)                                      47.308   55.416   54.924   51.388   32.602

 Individual Life Sales (Billions)                                               2.704    1.983    2.154    2.274    1.719

Individual Life In-force (Billions)                                            23.835   25.026   25.002   25.698   24.290

Exchange Rate - Dollars to Pounds
       For the Year                                                             1.567    1.644    1.658    1.617    1.518
       End of Year                                                              1.713    1.651    1.660    1.615    1.493

 *Net Initial Commission Value is a measure used by Lincoln UK to measure sales progress and future profitability.
**Prior to the fourth quarter of 1998 the Lincoln UK rating was based on its affiliation with Lincoln National Corporation.
  Subsequent to the fourth quarter of 1998 the rating, provided by S&P reflects Lincoln UK's rating on a stand alone basis.






Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]





For the Quarter Ended                             Mar      Jun      Sep      Dec      Mar      Jun
                                                 1998     1998     1998     1998     1999     1999
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                       36.9     33.7     33.7     52.3     43.9     29.0
  Surrender charges
  Mortality assessments                           6.3      8.1      7.3      7.6      6.7      7.7
  Expense assessments                            36.9     54.0     39.0     23.7     43.9     51.9
  Other revenue and fees                          1.4      7.0      1.2      1.6      2.9      3.5
  Net investment income                          21.6     21.3     21.4     23.6     21.7     19.6
  Equity earnings in unconsol affiliates
                                              -------  -------  -------  -------  -------  -------
       Operating Revenue                        103.2    124.1    102.6    108.7    119.2    111.8
                                              -------  -------  -------  -------  -------  -------

Benefits and Expenses
  Benefits paid or provided:
    Benefits                                     32.9     36.1     36.3     45.7     35.7     31.5
  Underwriting, acquisition,
     insurance and other expenses                43.0     55.0     44.1     33.6     55.3     55.2
  Goodwill amortization                           0.8      1.2      0.6      3.7      1.2      1.2
                                              -------  -------  -------  -------  -------  -------
       Total Benefits and Expenses               76.7     92.3     80.9     83.0     92.2     87.9
                                              -------  -------  -------  -------  -------  -------

         Income from Operations Before           26.5     31.8     21.7     25.7     27.0     23.9

  Federal income taxes                            9.4     14.6      4.0      6.9      8.9      4.9

                                              -------  -------  -------  -------  -------  -------
       Income from Operations                    17.2     17.2     17.7     18.8     18.1     19.0
                                              -------  -------  -------  -------  -------  -------

  Realized gain on investments                    0.2      0.1      0.1      0.4     (0.0)     1.0
  Restructuring charges
                                              -------  -------  -------  -------  -------  -------
       Net Income                                17.4     17.4     17.8     19.2     18.0     20.0
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -Before
    Goodwill  Amortization                       18.0     18.4     18.3     22.5     19.3     20.2

Effective tax rate                              35.3%    45.8%    18.4%    27.0%    33.0%    20.4%

Operating Revenue                               103.2    124.1    102.6    108.7    119.2    111.8
Realized gains on investments                     0.3      0.1      0.2      0.5     (0.1)     1.4
                                              -------  -------  -------  -------  -------  -------
    Total Revenue                               103.5    124.2    102.8    109.2    119.1    113.1
                                              =======  =======  =======  =======  =======  =======

Average capital                                 503.4    511.2    522.6    533.8    519.2    526.9
Return on average capital                       13.7%    13.5%    13.6%    14.1%    13.9%    14.4%
--------------------------------------------------------------------------------------------------
 Unit Linked Assets
 Balance-Beg of Quarter (Billions)              5.643    6.297    6.310    5.711    6.265    6.348

  Deposits                                      0.122    0.100    0.115    0.136    0.131    0.119
  Withdrawals (incl. chgs) & Deaths            (0.140)  (0.136)  (0.133)  (0.139)  (0.136)  (0.137)
                                              -------  -------  -------  -------  -------  -------
      Net Cash Flows                           (0.018)  (0.035)  (0.018)  (0.003)  (0.005)  (0.017)
  Inv Inc & Chg in Mkt Val                      0.592    0.061   (0.687)   0.696    0.271    0.314
  Acq of new business/companies                 0.000    0.000    0.000    0.000    0.000    0.000
  Foreign currency adjustment                   0.080   (0.013)   0.107   (0.139)  (0.184)  (0.141)
                                              -------  -------  -------  -------  -------  -------
 Unit Linked Assets - End of Quarter            6.297    6.310    5.711    6.265    6.348    6.503
                                              =======  =======  =======  =======  =======  =======

 Net Initial Commision Values *(Millions)      13.964   13.273   13.177   14.510   11.967   12.407

 Individual Life Sales (Billions)               0.489    0.510    0.555    0.600    0.485    0.555

Individual Life In-force (Billions)            25.536   25.838   25.612   25.002   25.246   25.107

Exchange Rate - Dollars to Pounds
       For the Quarter                          1.646    1.658    1.666    1.661    1.631    1.602
       End of Quarter                           1.671    1.668    1.700    1.660    1.612    1.577
--------------------------------------------------------------------------------------------------




Lincoln UK (continued)
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Quarter Ended                             Sep      Dec      Mar      Jun      Sep      Dec
                                                 1999     1999     2000     2000     2000     2000
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
  Premiums                                       33.5     38.7     39.0     36.3     32.5     40.5
  Surrender charges
  Mortality assessments                           7.7      5.0      6.3      8.0      9.6      7.5
  Expense assessments                            49.3     37.2     46.5     44.3     52.6     34.6
  Other revenue and fees                          3.6      3.8      2.4      1.3      2.0      1.3
  Net investment income                          16.2     17.7     18.9     18.5     16.1     16.7
  Equity earnings in unconsol affiliates
                                              -------  -------  -------  -------  -------  -------
       Operating Revenue                        110.3    102.4    113.2    108.4    112.8    100.6
                                              -------  -------  -------  -------  -------  -------

Benefits and Expenses
  Benefits paid or provided:
    Benefits                                     27.2    211.8     35.0     37.4     51.9     54.2
  Underwriting, acquisition,
     insurance and other expenses                61.6     51.4     56.4     43.5     45.2     34.9
  Goodwill amortization                           1.2      3.3      1.3      1.3      1.2      0.2
                                              -------  -------  -------  -------  -------  -------
       Total Benefits and Expenses               90.1    266.6     92.8     82.2     98.3     89.3
                                              -------  -------  -------  -------  -------  -------

         Income from Operations Before           20.2   (164.2)    20.4     26.2     14.5     11.3

  Federal income taxes                            4.0    (97.1)     4.7      6.9      3.9     (4.2)

                                              -------  -------  -------  -------  -------  -------
       Income from Operations                    16.2    (67.1)    15.7     19.3     10.6     15.5
                                              -------  -------  -------  -------  -------  -------

  Realized gain on investments                    0.2      1.0     (0.2)    (0.1)    (0.0)     2.6
  Restructuring charges                                   (6.5)                     (40.5)   (36.1)
                                              -------  -------  -------  -------  -------  -------
       Net Income                                16.4    (72.6)    15.5     19.1    (29.9)   (17.9)
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -Before
    Goodwill  Amortization                       17.4    (63.8)    17.1     20.5     11.8     15.7

Effective tax rate                              20.0%    59.1%    22.9%    26.4%    27.2%   (37.1%)

Operating Revenue                               110.3    102.4    113.2    108.4    112.8    100.6
Realized gains on investments                     0.3      1.4     (0.4)    (0.2)    (0.0)     3.8
                                              -------  -------  -------  -------  -------  -------
    Total Revenue                               110.5    103.8    112.8    108.2    112.8    104.3
                                              =======  =======  =======  =======  =======  =======

Average capital                                 573.5    585.0    516.4    500.8    486.5    448.9
Return on average capital                       11.3%   (45.9%)   12.2%    15.4%     8.7%    13.8%
--------------------------------------------------------------------------------------------------
 Unit Linked Assets
 Balance-Beg of Quarter (Billions)              6.503    6.568    7.220    7.031    6.726    6.499

  Deposits                                      0.130    0.156    0.159    0.134    0.145    0.116
  Withdrawals (incl. chgs) & Deaths            (0.136)  (0.158)  (0.170)  (0.162)  (0.159)  (0.153)
                                              -------  -------  -------  -------  -------  -------
      Net Cash Flows                           (0.005)  (0.002)  (0.011)  (0.028)  (0.014)  (0.037)
  Inv Inc & Chg in Mkt Val                     (0.214)   0.784   (0.077)   0.047   (0.025)  (0.100)
  Acq of new business/companies                 0.000    0.000    0.000    0.000    0.000    0.000
  Foreign currency adjustment                   0.284   (0.130)  (0.101)  (0.324)  (0.189)   0.078
                                              -------  -------  -------  -------  -------  -------
 Unit Linked Assets - End of Quarter            6.568    7.220    7.031    6.726    6.499    6.441
                                              =======  =======  =======  =======  =======  =======

 Net Initial Commision Values *(Millions)      13.459   13.556   11.522   10.345    9.472    1.264

 Individual Life Sales (Billions)               0.571    0.663    0.655    0.581    0.434    0.049

Individual Life In-force (Billions)            26.235   25.698   26.514   25.225   24.535   24.290

Exchange Rate - Dollars to Pounds
       For the Quarter                          1.614    1.625    1.599    1.536    1.482    1.454
       End of Quarter                           1.647    1.615    1.591    1.517    1.475    1.493
--------------------------------------------------------------------------------------------------

*Net Initial Commission Value is a measure used by Lincoln UK to measure sales progress and future profitability.

**Prior to the fourth quarter of 1998 the Lincoln UK rating was based on its affiliation with Lincoln National Corporation. Subsequent to the fourth quarter of 1998 the rating, provided by S&P reflects Lincoln UK's rating on a stand alone basis.






Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31                                                            1996     1997     1998     1999     2000
                                                                                       -------  -------  -------  -------  -------
Revenue

  Lincoln Financial Advisors                                                             111.0    130.1    292.9    325.2    394.2
  Lincoln Financial Distributors                                                          25.1     20.5     33.5    107.5    119.9
                                                                                       -------  -------  -------  -------  -------
        Total Distribution                                                               136.1    150.6    326.4    432.6    514.0
  Other [Including
   Consolidating Adjustments]                                                            (90.0)   (84.2)  (157.8)  (171.6)  (180.4)
                                                                                       -------  -------  -------  -------  -------
       Operating Revenue                                                                  21.1     45.9    135.1    153.6    213.8
                                                                                       -------  -------  -------  -------  -------

  Realized gain on investments                                                            (3.0)    16.9      4.0      8.6     (4.0)

                                                                                       -------  -------  -------  -------  -------
    Total Revenue                                                                         18.1     62.8    139.1    162.2    209.7
                                                                                       =======  =======  =======  =======  =======


Income (Loss)

  Lincoln Financial Advisors                                                             (10.2)    (5.3)   (23.7)   (20.8)   (11.7)
  Lincoln Financial Distributors                                                          (4.3)   (11.2)    (8.2)   (14.0)   (18.5)
                                                                                       -------  -------  -------  -------  -------
        Total Distribution                                                               (14.5)   (16.5)   (31.9)   (34.8)   (30.2)
  LNC Financing                                                                          (49.9)   (31.8)   (52.6)   (83.7)   (85.6)
  LNC Operations *                                                                       (14.8)   (18.4)   (18.5)
  Other Corporate                                                                          2.6     (6.5)     2.1     (5.2)   (14.5)
                                                                                       -------  -------  -------  -------  -------
       Inc (Loss) from Operations                                                        (76.5)   (73.2)  (100.9)  (123.7)  (130.4)
                                                                                       -------  -------  -------  -------  -------

  Realized Gain on Investments                                                            (1.0)     8.6      5.3      6.4     (2.5)
  Realized Gain on Sale of Subsidiaries
  Restructuring Charge                                                                                     (14.3)             (0.3)
                                                                                       -------  -------  -------  -------  -------
       Total Net Income (Loss)                                                           (77.5)   (64.6)  (109.9)  (117.2)  (132.6)
                                                                                       =======  =======  =======  =======  =======

                                  Mar     Jun     Sep     Dec     Mar     Jun     Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended            1998    1998    1998    1998    1999    1999    1999     1999     2000     2000     2000     2000
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
Revenue
  Lincoln Financial Advisors     62.4    73.9    74.8    81.7    67.0    73.9    78.0    106.3     89.4     92.9     93.9    117.9
  Lincoln Financial
    Distributors                  6.6     6.9    10.2     9.8    20.7    26.2    26.4     34.2     29.3     28.1     27.5     35.0
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
        Total Distribution       69.1    80.8    85.0    91.5    87.6   100.1   104.4    140.5    118.8    121.0    121.4    152.9
  Other [Including
   Consolidating Adjustments]   (29.9)  (38.9)  (43.8)  (45.3)   (5.1)  (14.0)  (39.3)  (113.3)   (39.1)   (59.7)   (51.2)   (30.3)
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
       Operating Revenue         32.6    35.1    31.0    36.5    61.9    59.9    38.7     (7.0)    50.3     33.2     42.7     87.6
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------

  Realized gain on investments    2.2    (3.0)    3.1     1.6     0.2    (1.7)   13.8     (3.7)    (2.7)     0.4      0.0     (1.8)

                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
    Total Revenue                34.8    32.1    34.1    38.0    62.2    58.2    52.5    (10.7)    47.7     33.6     42.7     85.7
                               ======  ======  ======  ======  ======  ======  ======  =======  =======  =======  =======  =======

Income (Loss)

  Lincoln Financial Advisors     (6.0)   (6.8)   (4.6)   (6.4)   (8.4)   (9.7)   (5.3)     2.7     (7.4)    (2.9)    (3.1)     1.6
  Lincoln Financial
    Distributors                 (2.4)   (2.7)   (1.4)   (1.6)   (3.0)   (5.3)   (2.1)    (3.7)    (3.3)    (5.2)    (5.0)    (5.1)
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
        Total Distribution       (8.4)   (9.5)   (6.0)   (8.0)  (11.4)  (15.0)   (7.4)    (1.0)   (10.7)    (8.1)    (8.0)    (3.4)
  LNC Financing                  (5.0)  (12.8)  (15.3)  (19.5)  (20.9)  (21.6)  (19.9)   (21.3)   (21.7)   (22.0)   (21.9)   (20.0)
  LNC Operations *               (4.2)   (5.2)   (4.2)   (4.9)    0.0     0.0     0.0      0.0      0.0      0.0      0.0      0.0
  Other Corporate                 1.6     2.1     0.4    (1.9)   (1.7)    1.0    (2.8)    (1.7)    (6.2)    (1.5)     2.7     (9.6)
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
        Inc (Loss) from Oper    (16.0)  (25.4)  (25.1)  (34.3)  (34.0)  (35.6)  (30.1)   (24.0)   (38.5)   (31.6)   (27.2)   (33.0)
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------

  Realized Gain on Investments    1.4    (2.1)    1.9     4.1     0.1    (2.0)    9.5     (1.2)    (1.6)     0.3     (1.0)    (0.2)
  Restructuring Charge                                  (14.3)                                                                 0.3
                               ------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------  -------
        Total Net Income
          (Loss)                (14.6)  (27.5)  (23.1)  (44.6)  (33.9)  (37.6)  (20.6)   (25.2)   (40.1)   (31.3)   (28.2)   (32.9)
                               ======  ======  ======  ======  ======  ======  ======  =======  =======  =======  =======  =======

* Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments. Prior periods have not been restated.






Consolidated Retail Deposits/Account Balances
Unaudited [Billions of Dollars]





                                                                  1996     1997     1998     1999     2000
                                                                ------   ------   ------   ------   ------

Deposits - For the Year

Annuities Segment - Fixed Annuities                              1.852    1.632    1.452    2.563    2.074
Annuities Segment - Variable Annuities                           2.746    2.695    2.791    2.553    3.165
Annuities Segment - Life Insurance                               0.000    0.000    0.000    0.017    0.014
Life Insurance Segment - Life Insurance                          0.405    0.384    1.207    1.698    1.884
Inv Mgmt - Annuities                                             1.638    2.163    2.238    1.561    1.726
Inv Mgmt - Mutual Funds                                          0.849    1.218    1.913    2.153    2.452
Inv Mgmt - Wrap Fee & Other                                      0.454    0.533    0.596    0.550    0.581
Consolidating Adjustments                                       (0.684)  (0.966)  (1.041)  (0.499)  (0.406)
                                                                ------   ------   ------   ------   ------
     Deposits - U.S.                                             7.259    7.658    9.157   10.597   11.491

Lincoln UK                                                       0.446    0.569    0.473    0.537    0.554
UK Consoldating Adjustment                                               (0.022)  (0.023)  (0.019)  (0.064)
                                                                ------   ------   ------   ------   ------
     Gross Deposits                                              7.705    8.205    9.608   11.115   11.981
                                                                ======   ======   ======   ======   ======


Account Balances - End of Year
Annuities Segment - Fixed Annuities                             15.818   15.458   16.505   16.791   15.442
Annuities Segment - Variable Annuities                          20.383   27.346   33.358   41.493   39.427
Annuities Segment - Life Insurance                                                          0.155    0.160
Life Insurance Segment - Life Insurance                          2.869    3.038    9.243   10.217   10.847
Inv Mgmt - Annuities                                             7.915   10.991   14.257   15.526   13.494
Inv Mgmt - Mutual Funds                                          9.017   12.484   13.528   13.632   12.805
Inv Mgmt - Wrap Fee & Other                                      2.074    2.403    2.512    1.649    1.375
Consolidating Adjustments                                       (5.098)  (6.806)  (8.891)  (9.175)  (7.753)
                                                                ------   ------   ------   ------   ------
     Account Balances - U.S.                                    52.978   64.914   80.512   90.288   85.797

Lincoln UK                                                       5.074    5.643    6.265    7.220    6.441
UK Consoldating Adjustment                                               (0.024)  (0.447)  (0.347)  (0.339)
                                                                ------   ------   ------   ------   ------
     Consolidated Account Balances                              58.052   70.533   86.329   97.161   91.899
                                                                ======   ======   ======   ======   ======

                                            Mar      Jun      Sep      Dec      Mar      Jun
                                           1998     1998     1998     1998     1999     1999
                                         ------   ------   ------   ------   ------   ------

Deposits -  For the Quarter
Annuities Segment - Fixed Annuities       0.364    0.407    0.346    0.335    0.489    0.654
Annuities Segment - Variable Annuities    0.701    0.810    0.647    0.633    0.635    0.651
Annuities Segment - Life Insurance                                            0.003    0.005
Life Insurance Segment - Life Insurance   0.220    0.259    0.254    0.475    0.394    0.379
Inv Mgmt - Annuities                      0.592    0.598    0.541    0.507    0.428    0.393
Inv Mgmt - Mutual Funds                   0.464    0.513    0.531    0.403    0.565    0.487
Inv Mgmt - Wrap Fee & Other               0.147    0.173    0.139    0.136    0.182    0.173
Consolidating Adjustments                (0.260)  (0.294)  (0.232)  (0.254)  (0.142)  (0.143)
                                         ------   ------   ------   ------   ------   ------
     Deposits - U.S.                      2.228    2.466    2.226    2.234    2.554    2.599

Lincoln UK                                0.122    0.100    0.115    0.136    0.131    0.119
UK Consoldating Adjustment               (0.000)  (0.011)  (0.007)  (0.004)  (0.004)  (0.005)
                                         ------   ------   ------   ------   ------   ------
     Gross Deposits                       2.350    2.555    2.334    2.366    2.682    2.714
                                         ======   ======   ======   ======   ======   ======


Account Balances - End of Quarter
Annuities Segment - Fixed Annuities      16.578   16.414   16.476   16.505   16.656   16.779
Annuities Segment - Variable Annuities   32.933   33.458   29.476   33.358   34.148   37.233
Annuities Segment - Life Insurance                                            0.115    0.130
Life Insurance Segment - Life Insurance   6.276    6.394    6.443    9.243    9.416    9.628
Inv Mgmt - Annuities                     12.947   13.829   12.270   14.257   14.166   14.981
Inv Mgmt - Mutual Funds                  13.283   13.333   12.549   13.528   13.442   13.654
Inv Mgmt - Wrap Fee & Other               2.504    2.553    2.253    2.512    2.424    1.650
Consolidating Adjustments                (7.872)  (8.611)  (7.326)  (8.891)  (8.798)  (9.050)
                                         ------   ------   ------   ------   ------   ------
     Account Balances - U.S.             76.649   77.371   72.142   80.512   81.570   85.004

Lincoln UK                                6.297    6.310    5.711    6.265    6.348    6.503
UK Consoldating Adjustment               (0.400)  (0.415)  (0.366)  (0.447)  (0.421)  (0.414)
                                         ------   ------   ------   ------   ------   ------
     Consolidated Account Balances       82.547   83.265   77.487   86.329   87.497   91.093
                                         ======   ======   ======   ======   ======   ======

                                            Sep      Dec      Mar      Jun      Sep      Dec
                                           1999     1999     2000     2000     2000     2000
                                         ------   ------   ------   ------   ------   ------

Deposits -  For the Quarter
Annuities Segment - Fixed Annuities       0.678    0.741    0.589    0.490    0.513    0.482
Annuities Segment - Variable Annuities    0.634    0.634    0.797    0.793    0.729    0.846
Annuities Segment - Life Insurance        0.004    0.005    0.003    0.003    0.004    0.004
Life Insurance Segment - Life Insurance   0.399    0.526    0.424    0.411    0.428    0.622
Inv Mgmt - Annuities                      0.332    0.409    0.379    0.358    0.453    0.536
Inv Mgmt - Mutual Funds                   0.514    0.587    0.840    0.556    0.521    0.535
Inv Mgmt - Wrap Fee & Other               0.116    0.079    0.148    0.106    0.143    0.184
Consolidating Adjustments                (0.096)  (0.118)  (0.099)  (0.062)  (0.100)  (0.145)
                                         ------   ------   ------   ------   ------   ------
     Deposits - U.S.                      2.581    2.864    3.081    2.655    2.691    3.064

Lincoln UK                                0.130    0.156    0.159    0.134    0.145    0.116
UK Consoldating Adjustment               (0.004)  (0.006)  (0.006)  (0.006)  (0.010)  (0.042)
                                         ------   ------   ------   ------   ------   ------
     Gross Deposits                       2.707    3.014    3.233    2.783    2.827    3.138
                                         ======   ======   ======   ======   ======   ======


Account Balances - End of Quarter
Annuities Segment - Fixed Annuities      16.934   16.791   16.252   15.909   15.700   15.442
Annuities Segment - Variable Annuities   35.613   41.493   44.640   43.097   42.743   39.427
Annuities Segment - Life Insurance        0.128    0.155    0.169    0.165    0.166    0.160
Life Insurance Segment - Life Insurance   9.726   10.217   10.470   10.538   10.716   10.847
Inv Mgmt - Annuities                     14.004   15.526   15.531   14.861   14.824   13.494
Inv Mgmt - Mutual Funds                  12.938   13.632   14.201   13.604   14.102   12.805
Inv Mgmt - Wrap Fee & Other               1.611    1.649    1.335    1.331    1.285    1.375
Consolidating Adjustments                (8.387)  (9.175)  (8.768)  (8.419)  (8.644)  (7.753)
                                         ------   ------   ------   ------   ------   ------
     Account Balances - U.S.             82.567   90.288   93.831   91.086   90.893   85.797

Lincoln UK                                6.568    7.220    7.031    6.726    6.499    6.441
UK Consoldating Adjustment               (0.359)  (0.347)  (0.345)  (0.338)  (0.336)  (0.339)
                                         ------   ------   ------   ------   ------   ------
     Consolidated Account Balances       88.776   97.161  100.517   97.474   97.056   91.899
                                         ======   ======   ======   ======   ======   ======

NOTE:  Excludes amounts reported as Assets Under Management - At Cost Operations






Consolidated Information - Individual Life Insurance In-Force
Unaudited [Billions of Dollars]




December 31                                                                               1996     1997     1998     1999     2000
                                                                                       -------  -------  -------  -------  -------
Life Insurance Segment                                                                    49.2     63.2    172.9    195.0    216.0
Annuities Segment                                                                                                     0.6      0.7
Lincoln UK                                                                                23.8     25.0     25.0     25.7     24.3
Reinsurance                                                                              130.8    153.1    213.6    306.6    407.4
Consolidating Adjustment                                                                           (5.6)    (9.9)   (11.3)   (11.4)
                                                                                       -------  -------  -------  -------  -------
  Total                                                                                  203.8    235.7    401.6    516.5    637.0
                                                                                       =======  =======  =======  =======  =======


                            Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
End of Quarter             1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Life Insurance Segment    108.8    115.2    121.8    172.9    178.5    184.5    188.9    195.0    201.7    207.5    211.3    216.0
Annuities Segment                                                        0.5      0.5      0.6      0.6      0.6      0.6      0.7
Lincoln UK                 25.5     25.8     25.6     25.0     25.2     25.1     26.2     25.7     26.5     25.2     24.5     24.3
Reinsurance               158.6    166.9    178.3    213.6    225.1    240.0    261.5    306.6    325.9    354.0    381.4    407.4
Consolidating Adjustment   (1.7)    (1.9)    (2.2)    (9.9)   (10.3)   (10.6)   (10.9)   (11.3)   (11.4)   (11.5)   (11.4)   (11.4)
                         ------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total                   291.2    306.0    323.5    401.6    418.6    439.5    466.3    516.5    543.3    575.8    606.5    637.0
                         ======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======



Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]


December 31                                                                               1996     1997     1998     1999     2000
                                                                                       -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                                                            24.097   24.066   30.233   27.689   27.450
   Equity securities                                                                     0.558    0.660    0.543    0.604    0.550
   Other investments                                                                     5.076    5.092    7.154    7.286    7.369
                                                                                       -------  -------  -------  -------  -------
         Total LNC Investments                                                          29.730   29.819   37.929   35.578   35.369
Separate accounts                                                                       28.809   37.139   43.409   53.654   50.580
Cash and Invested Cash                                                                   1.145    3.795    2.433    1.896    1.927
Discontinued Operations                                                                  4.402
                                                                                       -------  -------  -------  -------  -------
     Total LNC                                                                          64.086   70.752   83.772   91.128   87.876
                                                                                       -------  -------  -------  -------  -------

Non-affiliate assets managed                                                            40.968   48.331   50.061   49.314   43.397

                                                                                       -------  -------  -------  -------  -------
     Total Assets Managed                                                              105.054  119.083  133.833  140.443  131.273
                                                                                       =======  =======  =======  =======  =======

Assets Managed by Advisor
Investment Management segment                                                           45.471   56.457   61.488   61.374   52.895
(See page 24 for additional detail)
Lincoln Investment Management-Corp                                                      37.453   35.684   39.432   35.934   35.686
(Assets managed internally-see page 24)
Lincoln (UK)                                                                             6.107    6.775    7.573    8.589    7.873
Policy Loans (within business units)                                                     0.758    0.763    1.840    1.892    1.961
Non-LNC Affiliates                                                                      15.265   19.404   23.500   32.654   32.857
                                                                                       -------  -------  -------  -------  -------
      Total Assets Managed                                                             105.054  119.083  133.833  140.443  131.273
                                                                                       =======  =======  =======  =======  =======


                           Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
End of Quarter            1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity
      securities         27.533   27.787   28.554   30.233   30.578   29.579   28.708   27.689   27.745   27.078   27.264   27.450
   Equity securities      0.825    0.649    0.505    0.543    0.481    0.506    0.507    0.604    0.588    0.560    0.570    0.550
   Other investments      6.873    6.836    6.705    7.154    7.071    7.278    7.317    7.286    7.442    7.419    7.471    7.369
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
         Total LNC
            Investments  35.230   35.272   35.764   37.929   38.129   37.363   36.532   35.578   35.775   35.057   35.305   35.369
Separate accounts        41.741   42.247   37.559   43.409   44.339   47.864   46.229   53.654   56.908   54.924   54.411   50.580
Cash and invested cash    2.642    2.414    2.725    2.433    2.327    2.151    2.343    1.896    1.510    1.619    1.436    1.927
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
     Total LNC           79.613   79.933   76.048   83.772   84.796   87.378   85.104   91.128   94.192   91.601   91.152   87.876
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Non-affiliate assets
   managed               52.963   51.772   46.842   50.061   48.690   49.827   48.068   49.314   47.150   45.945   45.119   43.397
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
     Total Assets
        Managed         132.576  131.705  122.890  133.833  133.486  137.205  133.172  140.443  141.342  137.546  136.271  131.273
                        =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======


Assets Managed by Advisor
Investment Management
   segment               62.819   62.179   55.542   61.488   59.939   61.511   58.868   61.374   58.243   56.518   55.527   52.895
(See page 25 for
   additional detail)
Lincoln Investment
   Mgmt. - Corp.         37.846   37.714   38.471   39.432   38.516   37.391   36.820   35.934   35.541   34.891   34.981   35.686
(Assets managed
   internally-
   see page 25)
Lincoln (UK)              7.467    7.501    6.932    7.573    7.631    7.746    7.849    8.589    8.423    8.058    7.838    7.873
Policy Loans
  (within business
     units)               1.405    1.500    1.517    1.840    1.842    1.847    1.863    1.892    1.896    1.915    1.936    1.961
Non-LNC Affiliates       23.039   22.812   20.427   23.500   25.558   28.710   27.772   32.654   37.239   36.165   35.989   32.857
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
      Total Assets
        Managed         132.576  131.705  122.890  133.833  133.486  137.205  133.172  140.443  141.342  137.546  136.271  131.273
                        =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======






Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]




For the Year Ended December 31                                                            1996     1997     1998     1999     2000
                                                                                       -------  -------  -------  -------  -------
Net Investment Income

  Fixed Maturity Securities                                                             1690.1   1832.1   2065.8   2232.9   2148.7
  Equity Securities                                                                       14.4     19.1     22.8     20.1     19.5
  Mortgage loans on real estate                                                          292.7    279.2    383.6    369.2    373.8
  Real estate                                                                            125.4     99.4     86.8     64.1     51.8
  Policy loans                                                                            40.7     44.5     99.5    116.5    125.0
  Invested cash                                                                           69.2    102.4    156.8    110.3     87.2
  Other investments                                                                       14.7     20.6     88.4     51.8     66.8
                                                                                       -------  -------  -------  -------  -------
      Investment revenue                                                                2247.2   2397.3   2903.7   2964.8   2872.8
  Investment expense                                                                     159.2    146.6    222.3    157.3    125.7

                                                                                       -------  -------  -------  -------  -------
      Net Investment Income                                                             2087.9   2250.8   2681.4   2807.5   2747.1
                                                                                       -------  -------  -------  -------  -------

  Gross-up of Tax Exempt Income                                                            9.7     12.7     11.6      8.1      7.8
                                                                                       -------  -------  -------  -------  -------
          Adjusted Net Invest Income                                                    2097.7   2263.5   2693.0   2815.6   2754.9
                                                                                       -------  -------  -------  -------  -------

Mean Invested Assets (Cost Basis)                                                      27906.2  30337.3  36573.8  39027.5  37471.3

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                                                               7.52%    7.46%    7.36%    7.21%    7.35%

Investment Gains

Realized Gain on Investments                                                              57.6     72.9     13.7      3.8    (17.5)
Real Gain on Sale of Subsidiary

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                                                        (208.8)   159.6    116.4 (1,018.1)   477.7
Incr (Decr) in Foreign Exchange                                                           53.0    (20.3)     3.8    (19.9)    (8.1)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                                                            24.097   24.066   30.233   27.689   27.450
 Fixed Maturity Sec (Adjusted Cost)                                                     23.200   22.624   28.640   28.357   27.373

 Equity Securities (Market)                                                              0.558    0.660    0.543    0.604    0.550
 Equity Securities (Adjusted Cost)                                                       0.434    0.518    0.437    0.482    0.458

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                                                     32.8%    27.6%    25.6%    22.8%    22.1%
  AA or better                                                                           41.9%    35.1%    32.6%    29.8%    29.2%
  BB or less                                                                              7.0%     7.3%     7.0%     8.0%     6.7%
----------------------------------------------------------------------------------------------------------------------------------
                            Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended      1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Investment Income

  Fixed Maturity
     Securities           502.1    506.3    512.8    544.5    557.8    575.8    551.2    548.0    541.3    544.4    525.3    537.7
  Equity Securities         5.6      4.2      4.1      8.9      4.4      4.9      3.9      6.9      3.7      5.7      3.6      6.5
  Mortgage loans on
     real estate           94.2     90.7     91.3    107.4     94.5     85.5     94.7     94.5     92.0     95.1     94.4     92.3
  Real estate              24.2     23.9     20.3     18.4     19.4     18.4     13.7     12.5     11.2     12.5     11.8     16.3
  Policy loans             22.9     22.1     24.6     29.8     28.6     28.6     29.4     29.9     30.7     30.9     30.5     32.9
  Invested cash            41.7     30.4     40.7     44.0     32.4     23.4     32.4     22.0     27.2     15.1     26.5     18.4
  Other investments        20.1     29.4     19.5     19.3      7.5     13.4      9.9     20.9     35.1      2.0     26.9      2.9
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
      Investment revenue  710.9    707.0    713.4    772.4    744.6    750.1    735.2    734.9    741.1    705.7    719.1    706.9
  Investment expense       52.6     48.3     63.8     57.7     35.1     49.3     38.1     34.8     30.0     31.8     29.0     34.8
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
      Net Investment
         Income           658.4    658.7    649.6    714.7    709.5    700.8    697.1    700.1    711.1    673.8    690.0    672.1
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Gross-up of Tax
     Exempt Income          3.5      2.9      2.3      3.0      1.8      2.0      1.7      2.6      1.5      2.3      1.4      2.6
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
          Adjusted
             Net Invest
                Income    661.8    661.6    651.9    717.7    711.3    702.8    698.7    702.7    712.6    676.1    691.5    674.7
                        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Mean Invested Assets
   (Cost Basis)          5827.3  36094.5  36445.0  37619.5  39174.2  39385.3  39111.8  38438.6  38237.4  37306.1  37250.8  37090.8

Ratio of Adjusted Net Invest Inc
 Over Mean Invested
    Assets                7.39%    7.33%    7.16%    7.63%    7.26%    7.14%    7.15%    7.31%    7.45%    7.25%    7.43%    7.28%

Investment Gains

Realized Gain on
   Investments             13.9     16.5    (17.3)     0.5      1.5     (3.5)     4.1      1.6     (0.4)    (6.7)   (11.6)     1.2

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale
     (after DAC/Tax)       39.0     (5.5)   304.2   (221.4)  (297.7)  (255.8)  (102.7)  (361.9)    54.5   (145.4)   218.8    349.8
Incr (Decr) in Foreign
   Exchange                 6.2     (0.6)     8.0     (9.8)   (19.9)    (9.5)    19.6    (10.2)    (7.3)    (0.9)    (2.0)     2.0

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec
    (Market)             27.533   27.787   28.554   30.233   30.578   29.579   28.708   27.689   27.745   27.078   27.264   27.450
 Fixed Maturity Sec
    (Adjusted Cost)      26.076   26.233   26.610   28.640   29.681   29.494   28.974   28.357   28.295   27.788   27.727   27.373

 Equity Securities
   (Market)               0.825    0.649    0.505    0.543    0.481    0.506    0.507    0.604    0.588    0.560    0.570    0.550
 Equity Securities
    (Adjusted Cost)       0.634    0.528    0.470    0.437    0.380    0.385    0.414    0.482    0.475    0.446    0.450    0.458

% of Fixed Maturity
   Securities
     (Based on Market)
  Treasuries and AAA      26.7%    26.4%    26.1%    25.6%    26.3%    25.5%    24.2%    22.8%    22.7%    22.1%    22.3%    22.1%
  AA or better            33.6%    33.7%    33.3%    32.6%    33.2%    32.5%    31.1%    29.8%    29.5%    29.2%    29.4%    29.2%
  BB or less               7.9%     7.2%     6.3%     7.0%     7.1%     7.0%     7.5%     8.0%     7.4%     8.2%     6.8%     6.7%





Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]




For the Year Ended December 31               1990    1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
                                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Common Stock [1]

Highest Price                              15.338  13.813  19.032  24.125  22.188  26.875  28.500  39.063  49.438  57.500  56.375
Lowest Price                                7.688   9.500  12.625  17.344  17.313  17.313  20.375  24.500  33.500  36.000  22.625
                                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Closing Price                              10.750  13.688  18.500  21.750  17.500  26.875  26.250  39.063  40.907  40.000  47.313
                                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Dividend Payout Ratio [2]                   63.4%   63.5%   38.9%   52.6%   51.0%   39.7%   38.2%   22.8%   43.9%   50.5%   38.3%
Yield [3]                                    6.3%    5.3%    4.1%    3.8%    4.9%    3.4%    3.7%    2.7%    2.7%    2.9%    2.6%

Preferred Stock Dividend (Millions)         9.143  13.033  17.246  17.212  17.119   8.644   0.112   0.106   0.100   0.089   0.078

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                                                  a
     Fitch                                                     AA     AA-     AA-     AA-     AA-     AA-      A+      A+      A+
     Moody's                                                   A2      A2      A1      A2      A2      A2      A2      A2      A3
     Standard and Poors                                        A+      A+      A+       A       A       A      A-      A-      A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                     A+      A+      A+      A+      A+      A+       A       A       A
  Lincoln Life - Fitch                                        AAA     AAA     AAA     AA+     AA+     AA+     AA+     AA+      AA
  Lincoln Life - Moody's                                       A1      A1     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3
  Lincoln Life - Standard & Poors                             AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  First Penn - A.M. Best*                                       A      A+      A+      A+      A+      A+       A       A       A
  First Penn - Moody's                                                                                 A1      A1      A1      A1
  First Penn - Standard & Poors*                              AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  LLA of New York - A.M. Best*                                                                 A+      A+       A       A       A
  LLA of New York - Fitch*                                                                            AA+     AA+     AA+      AA
  LLA of New York - Moody's                                                                    A1      A1      A1      A1      A1
  LLA of New York - Standard & Poors*                                                         AA-     AA-     AA-     AA-     AA-

Ratios
     Debt to Total Capitalization [4]                       25.7%   21.1%   19.9%   22.8%   18.8%   17.0%   21.2%   23.2%   20.8%
     Debt to Equity [4]                                     34.7%   26.7%   24.9%   29.5%   23.1%   20.5%   26.9%   30.3%   26.3%

---------------------------------------------------------------------------------------------------------------------------------
                                      Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
For the Quarter Ended                1998    1998    1998    1998    1999    1999    1999    1999    2000    2000    2000    2000
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Common Stock:
Highest Price                      43.250  47.063  49.438  43.344  50.250  53.438  57.500  48.313  41.375  40.063  56.375  50.938
Lowest Price                       36.125  41.844  41.125  33.500  39.281  45.688  36.000  36.500  22.625  29.000  35.625  40.875
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Closing Price                      42.625  45.688  41.125  40.906  49.438  52.313  37.563  40.000  33.500  36.125  48.125  47.313
                                   ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------


Yield [3]                            2.4%    2.3%    2.5%    2.7%    2.2%    2.1%    2.9%    2.9%    3.5%    3.2%    2.4%    2.6%

Preferred Stock Dividend            0.026   0.026   0.026   0.023   0.024   0.024   0.027   0.014   0.022   0.022   0.021   0.013
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                                          a       a
     Fitch                           AA-     AA-      A+      A+      A+      A+      A+       A+      A+      A+      A+      A+
     Moody's                          A2      A2      A2      A2      A2      A2      A2       A2      A2      A2      A2      A3
     Standard and Poors                A      A-      A-      A-      A-      A-      A-       A-      A-      A-      A-      A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best            A+      A+      A+       A       A       A       A        A       A       A       A       A
  Lincoln Life - Fitch               AA+     AA+     AA+     AA+     AA+     AA+     AA+      AA+     AA+     AA+     AA+      AA
  Lincoln Life - Moody's             Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3      Aa3     Aa3     Aa3     Aa3     Aa3
  Lincoln Life - Standard & Poors    AA-     AA-     AA-     AA-     AA-     AA-     AA-      AA-     AA-     AA-     AA-     AA-
  First Penn - A.M. Best*             A+      A+      A+       A       A       A       A        A       A       A       A       A
  First Penn - Moody's                A1      A1      A1      A1      A1      A1      A1       A1      A1      A1      A1      A1
  First Penn - Standard & Poors*     AA-     AA-     AA-     AA-     AA-     AA-     AA-      AA-     AA-     AA-     AA-     AA-
  LLA of New York - A.M. Best*        A+      A+      A+       A       A       A       A        A       A       A       A       A
  LLA of New York - Fitch*           AA+     AA+     AA+     AA+     AA+     AA+     AA+      AA+     AA+     AA+     AA+      AA
  LLA of New York - Moody's           A1      A1      A1      A1      A1      A1      A1       A1      A1      A1      A1      A1
  LLA of New York -
     Standard & Poors*               AA-     AA-     AA-     AA-     AA-     AA-     AA-      AA-     AA-     AA-     AA-     AA-

Ratios
     Debt to Total
        Capitalization [4]         22.0%   20.5%   21.9%   21.2%   20.7%   22.0%   22.0%    23.2%   23.3%   21.8%   21.2%   20.8%
     Debt to Equity [4]            28.2%   25.8%   28.1%   26.9%   26.2%   28.2%   28.3%    30.3%   30.4%   28.0%   27.0%   26.3%
---------------------------------------------------------------------------------------------------------------------------------

*   Rating based on affiliation with Lincoln Life

[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:
    In order to accommodate the various perspectives, LNC presents three separate Return on Equity numbers on pages 2 and 3 of this Statistical Report. "Net Income Divided by Average
    Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal
    Taxes previously paid. "Income from Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains. "Adjusted Income from Operations Divided by Adjusted
    Shareholders' Equity" amortizes: 1) realized security gains on investments 2) unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.






Restated Income from Operations by Segment
Unaudited [Millions of Dollars]




For the Year Ended December 31                              1996     1997     1998     1999     2000
                                                         -------  -------  -------  -------  -------
Income From Operations

Annuities Segment - Before Restatement                     155.8    200.7    243.8    285.8    344.9
  Change in Asset Management Fees                           (8.6)    (8.2)   (12.9)   (11.6)   (10.2)
  Distribution to LFD                                       (0.2)     0.3     (0.2)     2.8      2.3
  First Penn Annuities                                      27.6     30.2     31.7     22.4     24.9
                                                         -------  -------  -------  -------  -------
Annuities Segment - Restated                               174.6    223.0    262.4    299.4    362.0
                                                         -------  -------  -------  -------  -------

Life Segment - Before Restatement                           69.7     67.7    180.4    236.6    285.9
  Change in Asset Management Fees                           (0.7)    (0.8)    (2.8)    (6.0)    (5.7)
  Distribution to LFD                                       (0.2)     3.1      3.4      3.9      4.7
  First Penn Annuities                                     (27.6)   (30.2)   (31.7)   (22.4)   (24.9)
                                                         -------  -------  -------  -------  -------
Life Segment - Restated                                     41.2     39.9    149.2    212.0    259.9
                                                         -------  -------  -------  -------  -------

Reinsurance Segment - Before Restatement                    76.5   (148.4)   107.3     43.5    124.9
  Change in Asset Management Fees                           (1.7)    (1.7)    (2.4)    (2.9)    (2.5)
                                                         -------  -------  -------  -------  -------
Reinsurance - Restated                                      74.8   (150.1)   104.9     40.6    122.4
                                                         -------  -------  -------  -------  -------

Inv Mgmt Segment - Before Restatement                        2.8     (0.3)    20.7     32.9     14.0
  Change in Asset Management Fees                           11.5     11.0     18.1     21.4     19.2
  Change in Asset Management Fees (401k)                    (0.4)    (0.4)     0.1     (0.7)    (0.6)
  Distribution to LFD                                        4.7      7.8      5.0      7.3     11.5
                                                         -------  -------  -------  -------  -------
Investment Management - Restated                            18.6     18.1     43.9     61.0     44.1
                                                         -------  -------  -------  -------  -------

Corp & Other Segment - Before Restatement                  (72.1)   (62.1)   (92.6)  (109.5)  (111.7)
  Total Lincoln Financial Distributors (see below)          (4.3)   (11.2)    (8.2)   (14.0)   (18.5)
  Change in Asset Management Fees                           (0.1)     0.1     (0.1)    (0.2)    (0.2)
                                                         -------  -------  -------  -------  -------
Total Corporate & Other - Restated                         (76.5)   (73.2)  (100.9)  (123.7)  (130.4)
                                                         -------  -------  -------  -------  -------

Lincoln UK (Not affected by restatements)                   66.0   (108.3)    70.9    (13.9)    61.0

Discontinued Oper. (Not affected by restatements)          135.3    110.1
                                                         -------  -------  -------  -------  -------
    Total Consolidated                                     434.1     59.4    530.4    475.5    719.1
                                                         =======  =======  =======  =======  =======

Lincoln Financial Distributors
Annuities Segment                                            0.2     (0.3)     0.2     (2.8)    (2.3)
Life Segment                                                 0.2     (3.1)    (3.4)    (3.9)    (4.7)
Investment Management                                       (4.7)    (7.8)    (5.0)    (7.3)   (11.5)
                                                         -------  -------  -------  -------  -------
Total Lincoln Financial Distributors                        (4.3)   (11.2)    (8.2)   (14.0)   (18.5)
                                                         =======  =======  =======  =======  =======


Change in Asset Mgmt Fees
Annuities                                                   (8.6)    (8.2)   (12.9)   (11.6)   (10.2)
Lincoln Life                                                (0.7)    (0.8)    (2.8)    (6.0)    (5.7)
Reinsurance                                                 (1.7)    (1.7)    (2.4)    (2.9)    (2.5)
Investment Management (401k)                                (0.4)    (0.4)     0.1     (0.7)    (0.6)
Other                                                       (0.1)     0.1     (0.1)    (0.2)    (0.2)
                                                         -------  -------  -------  -------  -------
Total Change in Asset Mgmt Fees                            (11.5)   (11.0)   (18.1)   (21.4)   (19.2)
                                                         =======  =======  =======  =======  =======





Restated Income from Operations by Segment
Unaudited [Millions of Dollars]


                                                          Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended                                    1998     1998     1998     1998     1999     1999
                                                       ------   ------   ------   ------   ------   ------
Income From Operations

Annuities Segment - Before Restatement                   61.4     63.7     59.7     59.0     71.1     72.4
   Change in Asset Management Fees                       (4.0)    (3.0)    (2.7)    (3.2)    (3.2)    (2.9)
   Distribution to LFD                                   (0.0)    (0.0)    (0.0)    (0.0)     0.7      0.7
   First Penn Annuities                                   7.1      8.7      8.5      7.4      5.9      5.8
                                                       ------   ------   ------   ------   ------   ------
Annuities Segment - Restated                             64.5     69.3     65.5     63.2     74.4     75.9
                                                       ------   ------   ------   ------   ------   ------

Life Segment - Before Restatement                        32.2     44.3     44.5     59.3     54.5     58.8
   Change in Asset Management Fees                       (0.7)    (0.6)    (0.7)    (0.8)    (1.6)    (1.5)
   Distribution to LFD                                    0.9      0.8      0.8      0.8      1.1      2.9
   First Penn Annuities                                  (7.1)    (8.7)    (8.5)    (7.4)    (5.9)    (5.8)
                                                       ------   ------   ------   ------   ------   ------
Life Segment - Restated                                  25.3     35.9     36.2     51.9     48.1     54.4
                                                       ------   ------   ------   ------   ------   ------

Reinsurance Segment - Before Restatement                 27.7     24.1     29.6     26.0     34.6     24.4
   Change in Asset Management Fees                       (0.6)    (0.6)    (0.5)    (0.7)    (0.8)    (0.8)
                                                       ------   ------   ------   ------   ------   ------
Reinsurance - Restated                                   27.0     23.5     29.1     25.3     33.8     23.7
                                                       ------   ------   ------   ------   ------   ------

Inv Mgmt Segment - Before Restatement                     3.3      5.5      2.8      9.0      8.4      7.5
   Change in Asset Management Fees                        4.6      4.4      4.1      4.9      5.9      5.4
   Change in Asset Management Fees (401k)                 0.7     (0.2)    (0.2)    (0.2)    (0.2)    (0.2)
   Distribution to LFD                                    1.6      1.9      0.6      0.9      1.2      1.6
                                                       ------   ------   ------   ------   ------   ------
Investment Management - Restated                         10.2     11.7      7.4     14.6     15.4     14.3
                                                       ------   ------   ------   ------   ------   ------

Corp & Other Segment - Before Restatement               (13.6)   (22.7)   (23.7)   (32.7)   (31.0)   (30.3)
   Total Lincoln Financial Distributors (see below)      (2.4)    (2.7)    (1.4)    (1.6)    (3.0)    (5.3)
   Change in Asset Management Fees                       (0.0)    (0.0)    (0.0)    (0.0)    (0.0)    (0.0)
                                                       ------   ------   ------   ------   ------   ------
Total Corporate & Other - Restated                      (16.0)   (25.4)   (25.1)   (34.3)   (34.0)   (35.6)
                                                       ------   ------   ------   ------   ------   ------

Lincoln UK (Not affected by restatements                 17.2     17.2     17.7     18.8     18.1     19.0
                                                       ------   ------   ------   ------   ------   ------
    Total Consolidated                                  128.1    132.2    130.7    139.4    155.7    151.8
                                                       ======   ======   ======   ======   ======   ======

Lincoln Financial Distributors
Annuities Segment                                         0.0      0.0      0.0      0.0     (0.7)    (0.7)
Life Segment                                             (0.9)    (0.8)    (0.8)    (0.8)    (1.1)    (2.9)
Investment Management                                    (1.6)    (1.9)    (0.6)    (0.9)    (1.2)    (1.6)
                                                       ------   ------   ------   ------   ------   ------
Total Lincoln Financial Distributors                     (2.4)    (2.7)    (1.4)    (1.6)    (3.0)    (5.3)
                                                       ======   ======   ======   ======   ======   ======

Change in Asset Mgmt Fees
Annuities                                                (4.0)    (3.0)    (2.7)    (3.2)    (3.2)    (2.9)
Lincoln Life                                             (0.7)    (0.6)    (0.7)    (0.8)    (1.6)    (1.5)
Reinsurance                                              (0.6)    (0.6)    (0.5)    (0.7)    (0.8)    (0.8)
Investment Management (401k)                              0.7     (0.2)    (0.2)    (0.2)    (0.2)    (0.2)
Other                                                    (0.0)    (0.0)    (0.0)    (0.0)    (0.0)    (0.0)
                                                       ------   ------   ------   ------   ------   ------
Total Change in Asset Mgmt Fees                          (4.6)    (4.4)    (4.1)    (4.9)    (5.9)    (5.4)
                                                       ======   ======   ======   ======   ======   ======


Restated Income from Operations by Segment (continued)
Unaudited [Millions of Dollars]

                                                          Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended                                    1999     1999     2000     2000     2000     2000
                                                       ------   ------   ------   ------   ------   ------
Income From Operations

Annuities Segment - Before Restatement                   71.1     71.3     85.0     80.4     98.5     81.1
   Change in Asset Management Fees                       (2.7)    (2.7)    (2.9)    (2.9)    (2.3)    (2.1)
   Distribution to LFD                                    0.7      0.7      0.6      0.6      0.6      0.6
   First Penn Annuities                                   6.4      4.4      5.8      6.1      6.1      6.9
                                                       ------   ------   ------   ------   ------   ------
Annuities Segment - Restated                             75.4     73.7     88.5     84.1    102.9     86.4
                                                       ------   ------   ------   ------   ------   ------

Life Segment - Before Restatement                        60.6     62.6     67.1     69.0     72.2     77.6
   Change in Asset Management Fees                       (1.4)    (1.4)    (1.5)    (1.6)    (1.3)    (1.3)
   Distribution to LFD                                   (0.3)     0.2      0.6      1.2      1.7      1.2
   First Penn Annuities                                  (6.4)    (4.4)    (5.8)    (6.1)    (6.1)    (6.9)
                                                       ------   ------   ------   ------   ------   ------
Life Segment - Restated                                  52.6     57.0     60.4     62.4     66.5     70.6
                                                       ------   ------   ------   ------   ------   ------

Reinsurance Segment - Before Restatement                  3.3    (18.8)    32.8     26.4     28.7     37.1
   Change in Asset Management Fees                       (0.7)    (0.6)    (0.7)    (0.7)    (0.6)    (0.6)
                                                       ------   ------   ------   ------   ------   ------
Reinsurance - Restated                                    2.6    (19.5)    32.1     25.7     28.1     36.5
                                                       ------   ------   ------   ------   ------   ------

Inv Mgmt Segment - Before Restatement                     8.1      8.9      5.3      4.4      3.0      1.4
   Change in Asset Management Fees                        5.1      5.0      5.2      5.4      4.4      4.1
   Change in Asset Management Fees (401k)                (0.1)    (0.2)    (0.2)    (0.2)    (0.1)    (0.1)
   Distribution to LFD                                    1.7      2.8      2.1      3.5      2.7      3.3
                                                       ------   ------   ------   ------   ------   ------
Investment Management - Restated                         14.7     16.5     12.4     13.1      9.9      8.7
                                                       ------   ------   ------   ------   ------   ------

Corp & Other Segment - Before Restatement               (27.9)   (20.3)   (35.2)   (26.4)   (22.2)   (27.9)
   Total Lincoln Financial Distributors (see below)      (2.1)    (3.7)    (3.3)    (5.2)    (5.0)    (5.1)
   Change in Asset Management Fees                       (0.1)    (0.1)    (0.0)    (0.1)    (0.0)    (0.0)
                                                       ------   ------   ------   ------   ------   ------
Total Corporate & Other - Restated                      (30.1)   (24.0)   (38.5)   (31.6)   (27.2)   (33.0)
                                                       ------   ------   ------   ------   ------   ------

Lincoln UK (Not affected by restatements                 16.2    (67.1)    15.7     19.3     10.6     15.5

                                                       ------   ------   ------   ------   ------   ------
    Total Consolidated                                  131.4     36.6    170.6    173.0    190.7    184.7
                                                       ======   ======   ======   ======   ======   ======

Lincoln Financial Distributors
Annuities Segment                                        (0.7)    (0.7)    (0.6)    (0.6)    (0.6)    (0.6)
Life Segment                                              0.3     (0.2)    (0.6)    (1.2)    (1.7)    (1.2)
Investment Management                                    (1.7)    (2.8)    (2.1)    (3.5)    (2.7)    (3.3)
                                                       ------   ------   ------   ------   ------   ------
Total Lincoln Financial Distributors                     (2.1)    (3.7)    (3.3)    (5.2)    (5.0)    (5.1)
                                                       ======   ======   ======   ======   ======   ======


Change in Asset Mgmt Fees
Annuities                                                (2.7)    (2.7)    (2.9)    (2.9)    (2.3)    (2.1)
Lincoln Life                                             (1.4)    (1.4)    (1.5)    (1.6)    (1.3)    (1.3)
Reinsurance                                              (0.7)    (0.6)    (0.7)    (0.7)    (0.6)    (0.6)
Investment Management (401k)                             (0.1)    (0.2)    (0.2)    (0.2)    (0.1)    (0.1)
Other                                                    (0.1)    (0.1)    (0.0)    (0.1)    (0.0)    (0.0)
                                                       ------   ------   ------   ------   ------   ------
Total Change in Asset Mgmt Fees                          (5.1)    (5.0)    (5.2)    (5.4)    (4.4)    (4.1)
                                                       ======   ======   ======   ======   ======   ======
